[VERSION A]

                                    FLEX EDGE

                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY

PROSPECTUS                                                           MAY 1, 2003

This prospectus describes a flexible premium variable universal life insurance policy. The policy provides lifetime insurance protection for as long as it remains in force. You may allocate premiums and policy value to the Guaranteed Interest Account and/or one or more of the subaccounts of the Phoenix Life Variable Universal Life Account. The subaccounts purchase, at net asset value, shares of the following funds:


THE PHOENIX EDGE SERIES FUND
----------------------------
  [diamond]  Phoenix-Aberdeen International Series
  [diamond] Phoenix-AIM Mid-Cap Equity Series
  [diamond] Phoenix-Alliance/Bernstein Enhanced Index Series [diamond] Phoenix-Alliance/Bernstein Growth + Value Series [diamond] Phoenix-Duff & Phelps Real Estate Securities Series [diamond] Phoenix-Engemann Capital Growth Series
  [diamond] Phoenix-Engemann Small & Mid-Cap Growth Series [diamond] Phoenix-Goodwin Money Market Series
  [diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series [diamond] Phoenix-Hollister Value Equity Series
  [diamond] Phoenix-Janus Flexible Income Series
  [diamond] Phoenix-Kayne Large-Cap Core Series
  [diamond] Phoenix-Kayne Small-Cap Quality Value Series [diamond] Phoenix-Lazard International Equity Select Series [diamond] Phoenix-Lazard Small-Cap Value Series
  [diamond] Phoenix-Lazard U.S. Multi-Cap Series
  [diamond] Phoenix-Lord Abbett Bond-Debenture Series
  [diamond] Phoenix-Lord Abbett Large-Cap Value Series
  [diamond] Phoenix-Lord Abbett Mid-Cap Value Series
  [diamond] Phoenix-MFS Investors Growth Stock Series
  [diamond] Phoenix-MFS Investors Trust Series
  [diamond] Phoenix-MFS Value Series
  [diamond] Phoenix-Northern Dow 30 Series
  [diamond] Phoenix-Northern Nasdaq-100 Index(R)Series
  [diamond] Phoenix-Oakhurst Growth and Income Series
  [diamond] Phoenix-Oakhurst Strategic Allocation Series [diamond] Phoenix-Sanford Bernstein Global Value Series [diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series [diamond] Phoenix-Sanford Bernstein Small-Cap Value Series [diamond] Phoenix-Seneca Mid-Cap Growth Series
  [diamond] Phoenix-Seneca Strategic Theme Series
  [diamond] Phoenix-State Street Research Small-Cap Growth Series

AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
  [diamond] AIM V.I. Capital Appreciation Fund
  [diamond] AIM V.I. Premier Equity Fund

THE ALGER AMERICAN FUND - CLASS O SHARES
  [diamond] Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
  [diamond] Federated Fund for U.S. Government Securities II
  [diamond] Federated High Income Bond Fund II - Primary Shares

FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
  [diamond] VIP Contrafund(R) Portfolio
  [diamond] VIP Growth Opportunities Portfolio
  [diamond] VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
  [diamond] Mutual Shares Securities Fund
  [diamond] Templeton Developing Markets Securities Fund *
  [diamond] Templeton Foreign Securities Fund
  [diamond] Templeton Global Asset Allocation Fund *
  [diamond] Templeton Growth Securities Fund

SCUDDER INVESTMENT VIT FUNDS - CLASS A
  [diamond] Scudder VIT EAFE(R) Equity Index Fund
  [diamond] Scudder VIT Equity 500 Index Fund

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
  [diamond] Technology Portfolio

WANGER ADVISORS TRUST
  [diamond] Wanger Foreign Forty
  [diamond] Wanger International Small Cap
  [diamond] Wanger Twenty
  [diamond] Wanger U.S. Smaller Companies



* Not available for new investors

--------------------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:        [envelope]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS ("VPMO")
                                                                    PO Box 8027
                                                                    Boston, MA 02266-8027
                                                        [telephone] VARIABLE AND UNIVERSAL LIFE ADMINISTRATION ("VULA")
                                                                    800/541-0171

It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.

The policy is neither a deposit nor an obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.

The Securities and Exchange Commission (SEC) has neither approved nor disapproved these securities, nor have they passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus provides important information that you should know before investing.
--------------------------------------------------------------------------------

   Read and keep this prospectus for future reference.

                                TABLE OF CONTENTS

 Heading                                                Page
------------------------------------------------------------

RISK/BENEFIT SUMMARY .................................     4
   Policy Benefits ...................................     4
   Policy Risks ......................................     4
FEE TABLES ...........................................     5
   Transaction Fees ..................................     5
   Periodic Charges Other than Fund Operating
    Expenses..........................................     6
   Minimum and Maximum Fund Operating Expenses........     7

   Annual Fund Expense................................     8
PHOENIX LIFE INSURANCE COMPANY .......................    10
THE PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
   (THE "ACCOUNT") ...................................    10
   Performance History ...............................    10
VOTING RIGHTS ........................................    10
THE GUARANTEED INTEREST ACCOUNT ......................    10
CHARGES AND DEDUCTIONS................................    11
   General ...........................................    11
   Charges Deducted from Premium Payments ............    11
   Periodic Charges ..................................    11
   Conditional Charges ...............................    12
   Other Tax Charges .................................    13
   Fund Charges.......................................    13
THE POLICY ...........................................    13
   Contract Rights: Owner, Insured, Beneficiary ......    13
   Contract Limitations...............................    14
   Purchasing a Policy................................    14
GENERAL ..............................................    15
   Postponement of Payments ..........................    15
   Optional Insurance Benefits .......................    15
PAYMENT OF PROCEEDS ..................................    17
   Surrender and Death Benefit Proceeds ..............    17
   Payment Options ...................................    17
   Surrenders.........................................    18
   Transfer of Policy Value...........................    18
   Loans..............................................    19
   Lapse..............................................    20
FEDERAL INCOME TAX CONSIDERATIONS ....................    21
   Modified Endowment Contracts ......................    21
FINANCIAL STATEMENTS..................................    21
APPENDIX A - INVESTMENT OPTIONS.......................   A-1

RISK/BENEFIT SUMMARY
--------------------------------------------------------------------------------

This summary does not contain all of the detailed information that may be important to you. Please read the entire prospectus carefully before you decide to purchase a policy.


POLICY BENEFITS

DEATH BENEFITS
The policy is first and foremost, a life insurance policy. While the policy remains in force we will pay a death benefit to your named beneficiary upon the death of the person insured under the policy.

You will choose a death benefit when you apply for a policy:

[diamond] Death Benefit Option 1 is equal to the greater of the policy's face amount, or the minimum death benefit

[diamond] Death Benefit Option 2 equals the greater of the face amount plus the policy value, or the minimum death benefit

You may change your Death Benefit Option at any time. Death Benefit Option 1 applies if you do not choose an option. Generally, the minimum face amount is $25,000.

The minimum death benefit is equal to the policy value increased by a percentage taken from a table in the policy based on the policy year and the insured person's age.

Also available, is the Guaranteed Death Benefit Rider, an additional insurance option that you may purchase by paying specified premiums.

LOANS AND SURRENDERS
Generally, you may take loans against 90% of the policy's cash surrender value subject to certain conditions.

You may partially surrender any part of the policy anytime. A partial surrender fee will apply and a separate surrender charge may also be imposed.

You may fully surrender this policy anytime for its cash surrender value. A surrender charge may be imposed.

TEMPORARY INSURANCE COVERAGE
We will issue you a Temporary Insurance Receipt when you submit the complete, signed application and issue premium. This will provide you with immediate insurance protection under the terms set forth in the policy and in the Receipt.

FLEXIBLE PREMIUMS
The only premiums you must pay are the issue premium and any payments that may be required to prevent policy lapse.

OPTIONAL INSURANCE BENEFITS
 The following benefits may be available to you by rider:

[diamond] Disability Waiver of Specified Premium
[diamond] Accidental Death Benefit
[diamond] Death Benefit Protection
[diamond] Face Amount of Insurance Increase
[diamond] Whole Life Exchange Option (not available after January 27, 2003) [diamond] Purchase Protection Plan
[diamond] Living Benefits Option

Availability of these riders depends upon state approval and may involve extra cost.

YOUR RIGHT TO CANCEL THE POLICY
You have the right to review the policy and cancel it if you are not satisfied.

Simply return the policy to us within 10 days after you receive it, or within 45 days of signing the application. Your state may require a longer period.


POLICY RISKS

VARIATIONS
The policy is subject to laws and regulations in every state where the policy is sold and the terms of the policy may vary from state to state.

SUITABILITY RISK
Variable life insurance is designed for long term financial planning, and the policy is not suitable as a short-term investment. Surrender charges apply during the first ten years; therefore, it may not be appropriate for you to purchase a policy if you foresee the need to withdraw all or part of the policy value during the first several policy years.

TAX EFFECTS
Generally, under current federal income tax law, death benefits are not subject to income taxes. Earnings on the premiums invested in the Account or the Guaranteed Interest Account are not subject to income taxes until there is a distribution from the policy. Taking a loan or a full or partial surrender from the policy could result in recognition of income for tax purposes.

RISK OF LAPSE
Your policy will remain in force as long as the cash surrender value is enough to pay the monthly charges incurred under the policy. If the cash surrender value is no longer enough to pay the monthly charges, the policy will lapse, or end. We will alert you to an impending lapse situation and give you an opportunity to keep the policy in force by paying a specified amount.

Withdrawals, loans and associated loan interest can negatively affect policy value, and increase the risk of policy lapse.

INVESTMENT RISK
A comprehensive discussion of the risks of each fund purchased by a subaccount of the Phoenix Life Variable Universal Life Account may be found in the funds' prospectuses. Each series is subject to market fluctuations and the risks inherent with ownership of securities. There is no assurance that any series will achieve its stated investment objective.

THE FOLLOWING TABLES DESCRIBE THE FEES, AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

                                TRANSACTION FEES

------------------------------------------------------------------------------------------------------------------------------------
                CHARGE                            WHEN DEDUCTED             AMOUNT DEDUCTED
---------------------------------------  ---------------------------------  --------------------------------------------------------
PREMIUM TAX CHARGE                       Upon Payment                       2.25% of each premium.
---------------------------------------  ---------------------------------  --------------------------------------------------------
ISSUE EXPENSE CHARGE                     1/12th of the fee is deducted      $150(1)
                                         on each of the first 12 monthly
                                         calculation days
---------------------------------------  ---------------------------------  --------------------------------------------------------
SURRENDER CHARGE                         Upon full surrender or lapse       Maximum is 0.5% of policy face amount plus 30% of
                                                                            premiums paid.(2)
---------------------------------------  ---------------------------------  --------------------------------------------------------
PARTIAL SURRENDER CHARGE                 Upon Partial Surrender or a        For a partial surrender:
                                         decrease in the policy face        The charge that would apply upon a full surrender
                                         amount                             multiplied by the partial surrender amount divided by
                                                                            the result of subtracting the full surrender charge
                                                                            from the policy value.

                                                                            For a decrease in face amount:

                                                                            The charge that would apply upon a full surrender
                                                                            multiplied by the decrease in face amount divided by
                                                                            the face amount prior to the decrease.
---------------------------------------  ---------------------------------  --------------------------------------------------------
PARTIAL SURRENDER FEE                    Upon Partial Surrender             2% of surrender amount(3).
---------------------------------------  ---------------------------------  --------------------------------------------------------
TRANSFER CHARGE                          Upon Transfer                      At present, we do not charge for transfers between
                                                                            investment options, but we reserve the right to charge
                                                                            up to $10 per transfer after the first two transfers
                                                                            in any given policy year.
------------------------------------------------------------------------------------------------------------------------------------

(1) The Issue is Charge is $12.50 per month for the first 12 policy months.
(2) The surrender charge begins to decrease after 5 policy years, and becomes zero after 10 policy years. We will provide your surrender charges before we issue your policy. We describe this charge in more detail in the "Charges and Deductions" section.
(3) We limit this fee to $25 for each partial surrender.

                         PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

------------------------------------------------------------------------------------------------------------------------------------
            CHARGE                       WHEN DEDUCTED                                    AMOUNT DEDUCTED
-------------------------------- ---------------------------- ----------------------------------------------------------------------
COST OF INSURANCE(1)             On each monthly
                                 calculation day
-------------------------------- ---------------------------- ----------------------------------------------------------------------
  Minimum and Maximum Charges                                 We currently charge $0.06 - $83.33 per $1,000 of amount at risk(2)
                                                              each month..
-------------------------------- ---------------------------- ----------------------------------------------------------------------
  Example for a male age 35 in                                We would charge $0.14 per $1,000 of amount at risk(2) per month. We
  the nonsmoker premium class.                                will increase this charge as he ages.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
ADMINISTRATIVE CHARGE            On each monthly                                          $10 per month.(3)
                                 calculation day
-------------------------------- ---------------------------- ----------------------------------------------------------------------
MORTALITY AND EXPENSE RISK       On each monthly              0.90% of average daily net assets, on an annual basis, investments
CHARGE(4)                        of calculation day           in the subaccounts.

-------------------------------- ---------------------------- ----------------------------------------------------------------------
OTHER TAX CHARGES                When we become liable for    We currently do not charge for taxes, however we reserve the right
                                 taxes                        to impose a charge should we become liable for taxes in the future.
                                                              Possible taxes would include state or federal income taxes on investment gains of the Account and would be included in our calculation of subaccount values.
-------------------------------- ---------------------------- ----------------------------------------------------------------------

LOAN INTEREST RATE CHARGED(5)    Interest accrues daily and   The maximum net cost to the policy value is 2% of the loan balance
                                 is due on each policy        on an annual basis.
                                 anniversary. If not paid
                                 on that date, we will
                                 treat the accrued interest
                                 as another loan against
                                 the policy
------------------------------------------------------------------------------------------------------------------------------------
                                                    OPTIONAL INSURANCE BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
DEATH BENEFIT PROTECTION RIDER   On each Monthly              $0.01 per $1,000 of face amount per month.
                                 Calculation Day
-------------------------------- ---------------------------- ----------------------------------------------------------------------
PURCHASE PROTECTION PLAN         On Rider Date, and on each
RIDER(6)                         Monthly Calculation Day
-------------------------------- ---------------------------- ----------------------------------------------------------------------
  Minimum and Maximum                                         $0.05 - $0.17 per unit(8) purchased per month.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
  Example for a male age 35 in                                $0.10 per unit(8) purchased per month.
  the nonsmoker premium class.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
DISABILITY WAIVER OF SPECIFIED   On each Monthly
PREMIUM RIDER(6)                 Calculation Day
-------------------------------- ---------------------------- ----------------------------------------------------------------------
  Minimum and Maximum                                         $0.20 -$0.82 per $100 of premium waived per month.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
  Example for a male age 35 in                                $0.24 per $100 of premium waived per month.
  the nonsmoker premium class.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
ACCIDENTAL DEATH BENEFIT         On each Monthly
RIDER(6)                         Calculation Day
-------------------------------- ---------------------------- ----------------------------------------------------------------------
  Minimum and Maximum                                         $0.07 -$0.13 per $1,000 of rider amount per month.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
  Example for a male age 35 in                                $0.07 per $1,000 of rider amount per month.
  the nonsmoker premium class.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
FACE AMOUNT OF INSURANCE         On Rider Date                $3.00 per $1,000 of face amount.(7)
INCREASE RIDER
-------------------------------- ---------------------------- ----------------------------------------------------------------------
LIVING BENEFITS RIDER            We do not charge for this    We describe this rider later under "Additional Rider Benefits."
                                 rider
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
            CHARGE                       WHEN DEDUCTED                                    AMOUNT DEDUCTED
-------------------------------- ---------------------------- ----------------------------------------------------------------------
WHOLE LIFE EXCHANGE OPTION       We do not charge for this    We describe this rider later under "Additional Rider Benefits."
RIDER                            rider
-------------------------------- ---------------------------- ----------------------------------------------------------------------

(1) Cost of insurance charges will vary according to age, gender, premium class, policy year, net amount at risk, and face amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy's specifications page will indicate the guaranteed cost of insurance applicable to your policy. More detailed information concerning your cost of insurance is available upon request. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and premium class of the person you wish to insure, the death benefit option, face amount, planned periodic premiums, and riders requested.
(2) The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
(3) As of the date of this prospectus, we limit this charge to $5 per month.
(4) We do not deduct this charge from investments in the Guaranteed Interest Account.
(5) The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, and the rate we credit the loaned portion of the Guaranteed Interest Account, where we allocate policy value equal to the amount of the loan, as collateral. The net cost to the policy can be as low as 1.00% on an annual basis. For more information see "Charges and Deductions" and "Loans."
(6) This charge for this rider depends on age at issue, but will not increase with age.
(7) This change is limited to a maximum of $150.
(8) Each unit allows you to purchase $1,000 face amount of insurance on each of the first two option dates defined in the rider, and $667 in face amount of insurance on each subsequent option date defined in the rider.





THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH OF THE FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.





                  MINIMUM AND MAXIMUM FUND OPERATING EXPENSES

                                                              Minimum             Maximum

Total Annual Fund Operating Expenses (1)                      0.32%                22.60%
(expenses that are deducted from a fund's assets,
including management fees, distribution and/or
12b-1 fees, and other expenses)

(1) The total and net fund operating expenses for each available investment portfolio are given in the following tables.

ANNUAL FUND EXPENSES (as a percentage of fund average net assets for the year ended 12/31/02)


------------------------------------------------------------------------------------------------------------------------------
                                                                       Rule
                                                      Investment       12b-1          Other Operating      Total Annual Fund
                     Series                         Management Fee     Fees              Expenses               Expenses
------------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                          0.75%           N/A              0.30% (5)               1.05%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                              0.85%           N/A              2.58% (3)               3.43%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index               0.45%           N/A              0.28% (2)               0.73%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value               0.85%           N/A              2.91% (3)               3.76%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities            0.75%           N/A              0.37% (4)               1.12%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                         0.65%           N/A              0.10% (3)               0.75%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                 0.90%           N/A              1.32% (4)               2.22%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                            0.40%           N/A              0.16% (3)               0.56%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income               0.50%           N/A              0.19% (3)               0.69%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity                          0.70%           N/A              0.31% (3)               1.01%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income                           0.80%           N/A              0.54% (3)               1.34%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core (6)                        0.70%           N/A             13.62% (1)              14.32%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value (6)               0.90%           N/A             21.70% (1)              22.60%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select (6)          0.90%           N/A              9.36% (1)              10.26%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value (6)                      0.90%           N/A              5.26% (1)               6.16%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap (6)                       0.80%           N/A              7.34% (1)               8.14%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture (6)                  0.75%           N/A              6.28% (1)               7.03%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value (6)                 0.75%           N/A              8.51% (1)               9.26%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value (6)                   0.85%           N/A              9.20% (1)              10.05%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                     0.  75%          N/A              0.23% (3)               0.98%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                             0.75%           N/A              4.73% (3)               5.48%(7)
-------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                       0.75%           N/A              1.84% (3)               2.59%(7)
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                 0.35%           N/A              0.76% (3)               1.11%(7)
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                    0.35%           N/A              2.37% (3)               2.72%(7)
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income                      0.70%           N/A              0.25% (3)               0.95%
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation                   0.58%           N/A              0.12% (3)               0.70%
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                  0.90%           N/A              1.67% (3)               2.57%(7)
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                 1.05%           N/A              0.35% (3)               1.40%(7)
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value               1.05%           N/A              0.59% (3)               1.64%(7)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                           0.80%           N/A              0.34% (3)               1.14%
-------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                          0.75%           N/A              0.25% (4)               1.00%
-------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth          0.85%           N/A              8.48% (1)               9.33%(7)
-------------------------------------------------------------------------------------------------------------------------------

(1) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .15% of the series' average net assets.
(2) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .20% of the series' average net assets.
(3) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .25% of the series' average net assets.
(4) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .35% of the series' average net assets.
(5) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .40% of the series' average net assets.
(6) This series has been in existence for less than 1 year. The series' operating expense has been annualized based on actual operating expenses for the period ended December 31, 2002.
(7) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.

                                                     Net Annual                                                     Net Annual
                                                     ----------                                                     ----------
                                     Reimbursements     Fund                                          Reimbursements    Fund
                                     --------------     -----                                         --------------    ----
Series                                 & Waivers      Expenses     Series                              & Waivers      Expenses
------                                 ---------      --------     ------                              ---------      --------
Phoenix-AIM Mid-Cap Equity              (2.33%)         1.10%     Phoenix-Lazard U.S. Multi-Cap         (7.19%)         0.95%
Phoenix-Alliance/Bernstein Enhanced     (0.08%)         0.65%     Phoenix-Lord Abbett Bond-Debenture    (6.13%)         0.90%
Index
Phoenix-Alliance/Bernstein Growth +     (2.66%)         1.10%     Phoenix-Lord Abbett Large-Cap Value   (8.36%)         0.90%
Value
Phoenix-Duff & Phelps Real Estate       (0.02%)         1.10%     Phoenix-Lord Abbett Mid-Cap Value     (9.05%)         1.00%
Securities
Phoenix-Engemann Small & Mid-Cap        (0.97%)         1.25%     Phoenix-MFS Investors Trust           (4.48%)         1.00%
Growth
Phoenix-Hollister Value Equity          (0.06%)         0.95%     Phoenix-MFS Value                     (1.59%)         1.00%
Phoenix-Janus Flexible Income           (0.29%)         1.05%     Phoenix-Northern Dow 30               (0.51%)         0.60%
Phoenix-Kayne Large-Cap Core           (13.47%)         0.85%     Phoenix-Northern Nasdaq-100 Index(R)  (2.12%)         0.60%
Phoenix-Kayne Small-Cap Quality Value  (21.55%)         1.05%     Phoenix-Sanford Bernstein Global      (1.42%)         1.15%
                                                                  Value
Phoenix-Lazard International Equity     (9.21%)         1.05%     Phoenix-Sanford Bernstein Mid-Cap     (0.10%)         1.30%
Select                                                            Value
Phoenix-Lazard Small-Cap Value          (5.11%)         1.05%     Phoenix-Sanford Bernstein             (0.34%)         1.30%
                                                                  Small-Cap Value
                                                                  Phoenix-State Street Research         (8.33%)         1.00%
                                                                  Small-Cap Growth


     (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at any time without notice.)


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Net Annual
                                                                  Rule                                             Fund Expenses
                                                   Investment   12b-1 or     Other                                     After
                                                   Management    Service   Operating   Total Annual Reimbursements Reimbursements
                     Series                           Fee         Fees     Expenses   Fund Expenses    & Waivers     & Waivers
----------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                   0.61%        N/A        0.24%        0.85%         (0.00%)        0.85%
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                         0.61%        N/A        0.24%        0.85%         (0.00%)        0.85%
----------------------------------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio            0.85%        N/A        0.11%        0.96%         (0.00%)        0.96%
----------------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II     0.60%      0.25% (1)    0.12%        0.97%          ----          ---- (9)
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II - Primary
Shares                                               0.60%      0.25% (1)    0.17%        1.02%          ----          ---- (9)
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio (2)                      0.58%      0.10%        0.10%        0.78%          ----          ---- (9)
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio (2)               0.58%      0.10%        0.12%        0.80%          ----          ---- (9)
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio (2)                             0.58%      0.10%        0.09%        0.77%          ----          ---- (9)
----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                        0.60% (3)  0.25%        0.21%        1.06%         (0.01%)        1.05%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund         1.25%      0.25%        0.33%        1.83%         (0.00%)        1.83%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                    0.70% (3)  0.25%        0.20%        1.15%         (0.02%)        1.13%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund               0.62% (3)  0.25%        0.21%        1.08%         (0.02%)        1.06%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund (4)                 0.81%      0.25%        0.06%        1.12%         (0.00%)        1.12%
----------------------------------------------------------------------------------------------------------------------------------
SCUDDER INVESTMENT VIT FUNDS - CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund (5)            0.45%       N/A         0.47%        0.92%         (0.27%)        0.65%
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund (6)                0.20%       N/A         0.12%        0.32%         (0.02%)        0.30%
----------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio (7)                             0.80%       N/A         0.49%        1.29%          ----          ---- (9)
----------------------------------------------------------------------------------------------------------------------------------
WANGER ADVISORS TRUST
----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty (8)                             1.00%       N/A         0.55%        1.55%         (0.10%)        1.45%
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                       1.24%       N/A         0.23%        1.47%         (0.00%)        1.47%
----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                        0.95%       N/A         0.23%        1.18%         (0.00%)        1.18%
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                        0.94%       N/A         0.11%        1.05%         (0.00%)        1.05%
----------------------------------------------------------------------------------------------------------------------------------

(1) The fund has voluntarily agreed to waive the service fee.
(2) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
(3) The advisor has contractually agreed (for an indefinite period of time) to reduce its investment management fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton money fund for cash management. This reduction is required by the fund's Board of Trustees and an exemptive order by the SEC. After such reductions, the management fees are .59% for the Mutual Shares Securities Fund, .68% for the Templeton Foreign Securities Fund and .60% for the Templeton Global Asset Allocation Fund.
(4) The fund administration fee is paid indirectly through the investment management fee.
(5) The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund in excess of .65% of the average daily net assets until April 30, 2005.
(6) The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund in excess of .30% of the average daily net assets until April 30, 2005.
(7) The advisor has agreed to reduce fees payable to it and to reimburse expenses of the portfolio in excess of 1.15% (excluding interest and extraordinary expenses).
(8) The advisor has contractually agreed to limit net annual fund expenses to 1.45% of the series' average net assets until April 30, 2004.
(9) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.


                                                        Reimbursements &             Net Annual
   Series                                                   Waivers                 Fund Expenses
   ------                                                   -------                 -------------
   Federated Fund for U.S. Government Securities II         (0.25%)                       0.72%
   Federated High Income Bond Fund II - Primary             (0.25%)                       0.77%
   Shares
   VIP Contrafund(R)Portfolio                               (0.04%)                       0.74%
   VIP Growth Opportunities Portfolio                       (0.03%)                       0.77%
   VIP Growth Portfolio                                     (0.06%)                       0.71%
   Technology Portfolio                                     (0.14%)                       1.15%


 (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at any time without notice.


PHOENIX LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly-owned subsidiary of The Phoenix Companies, Inc., a newly-formed, publicly-traded Delaware corporation. Our executive office is at One American Row, Hartford, Connecticut, 06102-5056 and our main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.


THE PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT (THE "ACCOUNT")
--------------------------------------------------------------------------------

Phoenix Life Insurance Company established the Account as a separate account under New York insurance law on June 17, 1985. The Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management, investment practices or policies of the Account or of Phoenix.

All income, gains or losses of the Account are credited to or charged against amounts placed in the Account without regard to the other income, gains and losses of Phoenix. The assets of the Account may not be charged with liabilities arising out of any other business we conduct. Phoenix is responsible for all obligations under the policies.

The Account is divided into subaccounts, each of which is available for allocation of policy value. We determine the value of each subaccount's shares at the end of every business day that the New York Stock Exchange is open. Each subaccount will invest solely in a single investment portfolio of a fund. The fund names and the portfolio names are listed on page 1 of this prospectus. Each portfolio's investment type is given in Appendix A.

Phoenix does not guarantee the investment performance of the Account or any of its subaccounts. The policy value allocated to the Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Account.

We reserve the right to add, remove, modify, or substitute portfolios in which the Account invests.


PERFORMANCE HISTORY
We may choose to include performance history of the subaccounts or the underlying portfolios in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance and is not an indication of future performance.


VOTING RIGHTS
--------------------------------------------------------------------------------

We legally own all fund shares held by the subaccounts; however we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the subaccounts. We may decide to vote the shares in our own right should the law change to permit us to do so.

While your policy is in effect, you may provide us with voting instructions for each subaccount in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount.

We will send you proxy material, reports and other materials relevant to the subaccounts in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions.

We may ask you to provide voting instructions for such items as:

1) the election of the fund's Trustees;

2) the ratification of the independent accountants for the fund;

3) approval or amendment of investment advisory agreements;

4) a change in fundamental policies or restrictions of the series; and

5) any other matters requiring a shareholder vote.

You may obtain an available fund's prospectus by contacting VULA at the address and telephone number given on page 1.


THE GUARANTEED INTEREST ACCOUNT
--------------------------------------------------------------------------------
In addition to the Account, you may allocate premiums or transfer values to the Guaranteed Interest Account. Amounts you allocate to the Guaranteed Interest Account are deposited in our general account. You do not share in the investment experience of our general account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

We reserve the right to limit total deposits and transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy.

You may make transfers into the Guaranteed Interest Account at any time. In general, you may make only one transfer per year from the Guaranteed Interest Account. The amount that can be transferred out is limited to the greatest of $1,000 or 25% of the policy value in the Guaranteed Interest Account as of the date of the transfer. You may transfer the total value out of the Guaranteed Interest Account to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

[diamond] First Year:   25% of the total value

[diamond] Second Year:  33% of remaining value

[diamond] Third Year:   50% of remaining value

[diamond] Fourth Year:  100% of remaining value

Transfers from the Guaranteed Interest Account may also be subject to other rules as described in this prospectus.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL
Charges are deducted in connection with the policy to compensate us for:

[diamond] our expenses in selling the policy;

[diamond] underwriting and issuing the policy;

[diamond] premium and federal taxes incurred on premiums received;

[diamond] providing the insurance benefits set forth in the policy; and

[diamond] assuming certain risks in connection with the policy.

The nature and amount of these charges are more fully described in sections below.

When we issue policies under group or sponsored arrangements, we may reduce or eliminate the:

[diamond] issue expense charge; and/or

[diamond] surrender charge.

Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, Phoenix tries to pass these savings onto the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.


CHARGES DEDUCTED FROM PREMIUM PAYMENTS

[diamond] PREMIUM TAX CHARGE. Various states (and counties and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.62% to 4% of premiums paid. Moreover, certain municipalities in Louisiana, Kentucky, Alabama and South Carolina also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. Policies will be assessed a tax charge equal to 2.25% of the premiums paid. These charges are deducted from each premium payment.


PERIODIC CHARGES

MONTHLY CHARGES
We make monthly deductions on each monthly calculation day. The amount we deduct is allocated among subaccounts and the nonloaned portion of the Guaranteed Interest Account based on your specified allocation schedule.

You will select this schedule in your application, and you can change it later. If the amount allocated to a subaccount or the nonloaned portion of the Guaranteed Interest Account is less than the amount to be deducted, we will proportionally increase the deduction from the other subaccounts or Guaranteed Interest Account.

[diamond] ISSUE EXPENSE CHARGE. This charge helps us pay the underwriting and start-up expenses we incur when we issue a policy. We charge $150. We deduct this charge in twelve equal installments for the year following policy issue or a face amount increase. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.

[diamond] ADMINISTRATIVE CHARGE. We currently charge $5 to cover the cost of daily administration, monthly processing, updating daily values and for annual/quarterly statements. We guarantee this charge will never exceed $10 per month.

[diamond] COST OF INSURANCE. We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy's death benefit and your policy value. We generally base our rates on the insured person's gender, attained age, and risk class. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We base the current monthly cost of insurance charge on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 100% of the 1980 Commissioners' Standard Ordinary Mortality Table, adjusted for risk classifications. We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time.

          We currently insure each life as either a standard risk class or a risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. A life in the standard risk classes will have a lower cost of insurance for an otherwise identical policy, than a life in a higher mortality risk class. A nonsmoker will generally incur a lower cost of insurance than a similarly situated smoker.

[diamond] COST OF OPTIONAL INSURANCE BENEFITS. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider. These options are available if approved in your state.

          Two riders are available at no charge with every Flex Edge policy:

          o LIVING BENEFITS RIDER. This rider allows, in the event of terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit, to a maximum of $250,000, with the proviso that a minimum of $10,000 face amount remain on the policy thereafter.

          o WHOLE LIFE EXCHANGE OPTION RIDER. This rider permits you to exchange Policy for a fixed benefit whole life policy at the later of age 65 Policy year 15. This rider is no longer available.

    We charge for providing benefits under the following riders:

          o DISABILITY WAIVER OF SPECIFIED PREMIUM RIDER. charges will depend on the age and gender of the person we insure, and the amount of premium waived. We also offer this rider with substandard ratings of 150% and 200%. We insure people from age 5 through 60 under this rider and terminate the rider when the insured person reaches age 65.

          o ACCIDENTAL DEATH BENEFIT RIDER. charges vary based on age, sex, and amount of additional death benefit.


          o DEATH BENEFIT PROTECTION RIDER. charge is based upon the face amount.


          o PURCHASE PROTECTION PLAN RIDER. charges vary based on age. The maximum number of PPP units allowed varies with issue age and cannot be more than twice the initial base face amount in thousands. This rider is available to those we insure up to age 37.

          o FACE AMOUNT OF INSURANCE INCREASE RIDER. charge is based upon the face amount.

DAILY CHARGES
We deduct a percentage each business day from every subaccount. This deduction is reflected in each subaccount's daily value.


[diamond] MORTALITY AND EXPENSE RISK CHARGE. We assume a mortality risk that, as a whole, the lives we insure may be shorter than we expected. We would then pay greater total death benefits than we had expected.

          We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

          We also assume other risks associated with issuing the policies, such as incurring greater than expected costs due to policy loans.

          If our expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

          We will deduct this charge only from your investments in the Separate Account. We do not make any deduction for this charge from policy value allocated to the Guaranteed Interest Account.

          We charge a maximum mortality and expense charge of .90% of your policy value allocated to the subaccounts, on an annualized basis.


[diamond] LOAN INTEREST CHARGED. We charge your policy for outstanding loans at the rates shown below. The rate we charge your policy is higher than the rate we credit the loaned portion of the Guaranteed Interest Account. We credit your policy 65 in all years. The difference is to compensate us for costs associated with administering the loans.

          Loan Interest rate Charged:
              Policy Years 1-10 (or insured's age 65 if earlier):       8%
              Policy Years 11+:                                         7%


          Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.



CONDITIONAL CHARGES
These are other charges that are imposed only if certain events occur.

[diamond] SURRENDER CHARGE. During the first 10 policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid only if the policy is surrendered (or the face amount is reduced or the policy lapses) during this period. They are deferred charges because they are not deducted from premiums. In policy years one through ten, the full surrender charge as described below will apply if you either surrender the policy for its cash surrender value or permit the policy to lapse. The applicable surrender charge in any policy month is the full surrender charge Minus any surrender charges previously paid. There is no surrender charge after the 10th policy year. During the first 10 policy years, the maximum surrender charge that you can pay while you own the policy is equal to either A + B (defined below) or the amount shown in the table.

    A is equal to:

    1) 30% of all premiums paid (up to and including the amount stated on the schedule page of your policy, which is calculated according to a formula contained in an SEC rule); plus

    2) 10% of all premiums paid in excess of this amount but not greater than twice this amount: plus

    3)    9% of all premiums paid in excess of twice this amount.

    B is equal to $5 per $1000 of initial face amount.

    The surrender charge table that appears in the policy is reproduced below:

    ----------------------------------------------------------
                 MAXIMUM SURRENDER CHARGE TABLE
    ----------------------------------------------------------
        POLICY       SURRENDER      POLICY       SURRENDER
        MONTH         CHARGE        MONTH          CHARGE
         1-60        $1029.22         90          $688.35
          61          1018.93         91           672.70
          62          1008.64         92           657.06
          63           998.35         93           641.41
          64           988.06         94           625.77
          65           977.76         95           610.12
          66           967.47         96           594.48
          67           957.18         97           578.84
          68           946.89         98           563.19
          69           936.59         99           547.55
          70           926.30        100           531.90
          71           916.01        101           516.26
          72           905.72        102           500.61
          73           895.43        103           484.97
          74           885.13        104           469.33
          75           874.84        105           453.68
          76           864.55        106           438.04
          77           854.26        107           422.39
          78           843.96        108           406.75
          79           833.67        109           372.85
          80           823.38        110           338.96
          81           813.09        111           305.06
          82           802.80        112           271.17
          83           792.50        113           237.27
          84           782.21        114           203.37
          85           766.57        115           169.48
          86           750.92        116           135.58
          87           735.28        117           101.69
          88           719.63        118            67.79
          89           703.99        119            33.90
                                     120              .00

          We may reduce the surrender charge for policies issued under group or sponsored arrangements. The amounts of reductions will be considered on a case-by-case basis and will reflect the reduced costs to Phoenix expected as a result of sales to a particular group or sponsored arrangements.

[diamond] PARTIAL SURRENDER FEE. In the case of a partial surrender, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each subaccount and Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.


[diamond] PARTIAL SURRENDER CHARGE. If less than all of the policy is surrendered, the amount withdrawn is a "partial surrender." A charge is deducted from the policy value upon a partial surrender of the policy. This charge is equal to the charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value. We withdraw this amount from the subaccounts and the Guaranteed Interest Account in the same proportion as for the withdrawal.


          A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the policy prior to the decrease.

[diamond] TRANSFER CHARGE. Currently we do not charge for transfers between subaccounts, however we reserve the right to charge up to $10 for each transfer in excess of two each calendar year.


OTHER TAX CHARGES
Currently no charge is made to the Account for federal income taxes that may be attributable to the Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Account.



FUND CHARGES
As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series. We provide a table of these charges in Appendix A.

These fund charges and other expenses are described more fully in the accompanying fund prospectuses.

THE POLICY
--------------------------------------------------------------------------------

CONTRACT RIGHTS: OWNER, INSURED, BENEFICIARY

OWNER
The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms "you" or "your", in this prospectus, we are referring to the owner.

INSURED
The insured is the person on whose life the policy is issued. You name the insured in the application for the policy. We will not issue a policy for an insured that is more than 75 years old. Before issuing a policy, we will require evidence that the insured is, in fact, insurable. This will usually require a medical examination.

BENEFICIARY
The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to VULA. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

CONTRACT LIMITATIONS

ASSIGNMENT
The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

PURCHASING A POLICY

UNDERWRITING PROCEDURES
We base our rates on the insured person's gender, attained age, and risk class. We also consider the duration, or how long the policy has been in force. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans.

We will accept payment with your application and allocate the premium as described below. We may refuse to issue your policy within 5 business days, in which case we will provide a policy refund, as outlined below.

ELIGIBLE PURCHASERS
Any person up to the age of 75 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You can purchase a policy to insure the life of another person provided that you have an insurable interest in that life and the prospective insured consents.

PREMIUM PAYMENTS
The Flex Edge policy is a flexible premium variable universal life insurance policy. It has a death benefit, cash surrender value and a loan privilege as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you may allocate your premium into one or more of several subaccounts of the Account or the Guaranteed Interest Account. Each subaccount of the Account, in turn, invests its assets exclusively in a portfolio of the funds. The policy value varies according to the investment performance of the series to which premiums have been allocated.

The minimum issue premium for a policy is generally 1/6 of the planned annual premium (an amount determined at the time of application) and is due on the policy date. The insured must be alive when the issue premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the schedule page of the policy. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.

A number of factors concerning the person you insure and the policy features you desire will affect our required issue premium. The person's age, gender and risk class can affect the issue premium, as can policy features such as face amount and added benefits. We will generally allocate the issue premium, less applicable charges, according to your instructions when we receive your completed application. We may issue some policies with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net issue premium and the net of other premiums paid during your right to cancel period to the Phoenix-Goodwin Money Market subaccount. When your right to cancel expires we allocate the policy value among the subaccounts and/or the Guaranteed Interest Account according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.

We reduce premium payments by the premium expense charge before we apply them to your policy. We will apply this net premium among your chosen investment options. We will buy any subaccount units at the subaccount unit values next calculated after we receive the premium. We establish maximum premium limits and may change them from time to time. You may make additional premium payments at any time. The minimum premium payment during a grace period is the amount needed to prevent policy lapse. At all other times the minimum acceptable payment is $25. The policy contains a total premium limit as shown on the schedule page. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each subaccount or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

PAYMENT BY CHECK
We may wait to credit your policy if you pay by check until your check has cleared your bank.

AUTOMATED PAYMENTS
You may elect to have us deduct periodic premium payments directly from your bank account. The minimum we will withdraw under such a plan is $25 per month.

ALLOCATION OF PREMIUM
We will generally allocate the issue premium less applicable charges to the Account or to the Guaranteed Interest Account upon receipt of a completed application, in accordance with the allocation instructions in the application for a policy. However, policies issued in certain states and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the Phoenix-Goodwin Money Market Subaccount of the Account and, at the expiration of the right to cancel period, the policy value of the Phoenix-Goodwin Money Market Subaccount is allocated among the subaccounts of the Account or to the Guaranteed Interest Account in accordance with the applicant's allocation instructions in the application for insurance.

Premium payments received by us will be reduced by applicable state premium tax and by 1.50% for federal tax charge. The issue premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.

Premium payments received during a grace period, after deduction of state and any sales charge, will first be used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various subaccounts of the Account or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See "Transfer of Policy Value--Nonsystematic Transfers."

POLICY REFUND
Should you elect to return your policy under your right to cancel we will treat your policy as if we had never issued it. For policies other than those issued with a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned policy:

 1) the current policy value less any unpaid loans and loan interest; plus

 2) any monthly deductions, partial surrender fees and other charges made under the policy.

For policies issued with the Temporary Money Market Amendment, the amount returned will equal any premiums paid less any unpaid loans and loan interest and less any partial surrender amounts paid.

We retain the right to decline to process an application within 7 days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund while you have your right to cancel.

GENERAL
--------------------------------------------------------------------------------
POSTPONEMENT OF PAYMENTS

GENERAL
Payment of any amount upon complete or partial surrender, policy loan or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:

[diamond] for up to 6 months from the date of the request, for any transactions dependent upon the value of the Guaranteed Interest Account;

[diamond] whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted as determined by the SEC; or

[diamond] whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.

Transfers also may be postponed under these circumstances.

OPTIONAL INSURANCE BENEFITS
You may elect additional benefits under a policy, and you may cancel these benefits at anytime. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the policy if any of these benefits is chosen. The following benefits are currently available and additional riders may be available as described in the policy (if approved in your state).

[diamond] DISABILITY WAIVER OF SPECIFIED PREMIUM RIDER. We waive the specified premium if the insured becomes totally disabled and the disability continues for at least six months. Premiums will be waived to the policy anniversary nearest the insured's 65th birthday (provided that the disability continues). If premiums have been waived continuously during the entire 5 years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the Insured is totally disabled and that the disability occurred while the rider was in force.

[diamond] ACCIDENTAL DEATH BENEFIT RIDER. An additional death benefit will be paid before the policy anniversary nearest the insured's 75th birthday, if:

          o   the insured dies from bodily injury that results from an accident;
              and

          o   the insured dies no later than 90 days after injury.

[diamond] DEATH BENEFIT PROTECTION RIDER. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease, provided that certain minimum premiums are paid. Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the insured must be 20. Three death benefit guarantee periods are available. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The three available guarantee periods are:

    1 death benefit guaranteed until the later of the policy anniversary nearest the insured's 70th birthday or policy year 7;

    2 death benefit guaranteed until the later of the policy anniversary nearest the insured's 80th birthday or policy year 10;

    3 death benefit guaranteed until the later of the policy anniversary nearest the insured's 95th birthday.

    Death benefit guarantee periods 1 or 2 may be extended provided that the policy's cash surrender value is sufficient and you pay the new minimum required premium.

[diamond] FACE AMOUNT OF INSURANCE INCREASE RIDER. Under the terms of this rider, any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and Phoenix requires additional evidence of insurability. The effective date of the increase will generally be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the insured's age 75. The charge for the increase requested subject to a maximum of $150. No additional monthly administration charge will be assessed for face amount increases. Phoenix will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not the policyowner pays an additional premium in connection with the increase. At the time of the increase, the cash surrender value must be sufficient to pay the monthly deduction on that date, or additional premiums will be required to be paid on or before the effective date. Also, a new right to cancel period (see "Summary--Right to Cancel") will be established for the amount of the increase. There is no charge for this rider.

[diamond] PURCHASE PROTECTION PLAN RIDER. Under this rider you may, at predetermined future dates, purchase additional insurance protection without evidence of insurability.

[diamond] LIVING BENEFITS RIDER. Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit (up to a maximum of $250,000) is available. The minimum face amount of the policy after any such accelerated benefit payment is $10,000. There is no charge for this rider.

[diamond] WHOLE LIFE EXCHANGE OPTION RIDER. This rider permits you to exchange the policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. There is no charge for this option. This option is no longer available.

DEATH BENEFIT

GENERAL
The death benefit under Option 1 equals the policy's face amount on the date of the death of the insured or, if greater, the minimum death benefit on the date of death.

Under Option 2, the death benefit equals the policy's face amount on the date of the death of the insured, plus the policy value or, if greater, the minimum death benefit on that date.

Under either option, the minimum death benefit is the policy value on the date of death of the insured increased by a percentage determined from a table contained in the policy. This percentage will be based on the insured's attained age at the beginning of the policy year in which the death occurs. If no option is elected, Option 1 will apply.


Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.


REQUESTS FOR INCREASE IN FACE AMOUNT
Any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the insured's age 75. The charge for the increase is $3.00 per $1,000 of face amount increase requested subject to a maximum of $150. No additional monthly administration charge will be assessed for face amount increase. We will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not you pay an additional premium in connection with the increase. The surrender charge applicable to the policy also will increase. At the time of the increase, the cash value must be sufficient to pay the monthly deduction on that date, or additional premiums will be paid on or before the effective date. Also, a new right to cancel period (see "Summary--Right to Cancel") will be established for the amount of the increase.

PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT:
EFFECT ON DEATH BENEFIT
A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from policy value based on the amount of the decrease or partial surrender. If the charge is a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the charge is a partial surrender, the death benefit under a policy would be reduced immediately. A decreased in the death benefit may have certain income tax consequences. See "Federal Income Tax Considerations."

REQUESTS FOR DECREASE IN FACE AMOUNT
You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the policy before the decrease).

PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------
SURRENDER AND DEATH BENEFIT PROCEEDS
Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within 7 days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated, e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit (up to maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.

While the insured is living, you may elect a payment option for payment of the death proceeds to the beneficiary. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS
All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

OPTION 1--LUMP SUM
Payment in one lump sum.

OPTION 2--LEFT TO EARN INTEREST
A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD
Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
Equal installments are paid until the later of:

[diamond] the death of the payee; or

[diamond] the end of the period certain.

The first payment will be on the date of settlement.

The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

[diamond] 10 years;

[diamond] 20 years; or

[diamond] until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 33/8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3 1/4% per year.

OPTION 5--LIFE ANNUITY
Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3 1/2% per year.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in 1 sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR
PERIOD CERTAIN
The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond] the end of the 10-year period certain;

[diamond] the death of the insured; or

[diamond] the death of the other named annuitant.

The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 33/8% per year.

For additional information concerning the above payment options, see the policy.

SURRENDERS

GENERAL
At any time during the lifetime of the insured and while the policy is in force, you may partially or fully surrender the policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at VPMO.

Upon partial or full surrender, we generally will pay to you the amount surrendered within 7 days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Income Tax Considerations."

FULL SURRENDERS
If the policy is being fully surrendered, the policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Conditional Charges--Surrender Charge" and "Payment Options."

PARTIAL SURRENDERS
You may obtain a partial surrender of the policy by requesting payment of the policy's cash surrender value. It is possible to do this at any time during the lifetime of the insured, while the policy is in force, with a written request to VPMO. We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any subaccount or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that subaccount or the Guaranteed Interest Account.

Upon a partial surrender, the policy value will be reduced by the sum of the following:

[diamond] The partial surrender amount paid--this amount comes from a reduction in the policy's share in the value of each subaccount or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each subaccount will be made in the same manner as that provided for monthly deductions.

[diamond] The partial surrender fee--this fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each subaccount or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid.

[diamond] A partial surrender charge--this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the subaccount or the Guaranteed Interest Account in the same manner as provided for the partial surrender amount paid.

The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. The face amount of the policy will be reduced by the same amount as the policy value is reduced as described above.

TRANSFER OF POLICY VALUE



TRANSFERS
Transfers among available subaccounts or the Guaranteed Interest Account and changes in premium payment allocations may be requested in writing or by calling VULA at 800/541-0171, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Written requests for transfers will be executed on the date we receive the request. Telephone transfers will be effective on the date the request is made except as noted below. Unless you elect in writing not to authorize telephone transfers or premium allocation changes, telephone transfer orders and premium allocation changes also will be accepted on your behalf from your registered representative. We will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to you. To the extent that we fail to follow procedures reasonably designed to prevent unauthorized transfers, we may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you bear the risk of loss resulting from instructions entered by an unauthorized third party that we reasonably believe to be genuine. The telephone transfer and allocation change privileges may be modified or terminated at any time. During times of extreme market volatility, these privileges may be difficult to exercise. In such cases, you should submit a written request.

Although currently there is no charge for transfers, in the future we may charge a fee of $10 for each transfer after the first 2 transfers in a policy year. Transfers under the Systematic Transfer Program do not count against these limitations.

We reserve the right to refuse to transfer amounts less than $500 unless:

[diamond] the entire balance in the subaccount or the Guaranteed Interest
          Account is being transferred; or

[diamond] the transfer is part of the Systematic Transfer Program.

We also reserve the right to prohibit a transfer to any subaccount of the Account if the value of your investment in that subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a subaccount or the Guaranteed Interest Account be transferred if the value of your investment in that subaccount would be less than $500 immediately after the transfer.

You may make only 1 transfer per policy year from the nonloaned portion of the Guaranteed Interest Account unless:

1) the transfer(s) are made as part of a Systematic Transfer Program, or

2) we agree to make an exception to this rule.

The amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the nonloaned portion of the Guaranteed Interest Account at the time of the transfer.

A nonsystematic transfer from the nonloaned portion of the Guaranteed Interest Account will be processed on the day such request is received by VPMO.

Transfers into the Guaranteed Interest Account and among the subaccounts may be made anytime. We reserve the right to limit the number of subaccounts in which you may invest to a total of 18 at any one time or over the life of the policy. We may limit you to less than 18 if we are required to do so by any federal or state law.


Because excessive exchanges between subaccounts can hurt fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to follow a timing pattern, including those who request more than one exchange out of a subaccount within any 30-day period. We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple policy owners), unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party transfer service agreement. If we reject a transfer request for any of these reasons, we will notify you of our decision in writing.


If a policy has been issued with a Temporary Money Market Allocation Amendment, no transfers may be made until your right to cancel the policy expires.


SYSTEMATIC TRANSFER PROGRAMS
You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.

We base transfers under a Systematic Transfer Program on the subaccount values on the first day of the month following our receipt of your transfer request. Should the first day of the month fall on a holiday or weekend, we will process the transfer on the next business day. You may have only one program in effect at a time.

DOLLAR COST AVERAGING PROGRAM: Dollar Cost Averaging periodically transfers policy value from one of the subaccounts or from the Guaranteed Interest Account (a "source account") to one or several of the available subaccounts ("target subaccounts"). You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:

[diamond] $25 monthly            [diamond] $150 semiannually

[diamond] $75 quarterly          [diamond] $300 annually

You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers must be made in approximately equal amounts over a minimum of 18 months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.

You may start or discontinue this program at any time by submitting a written request to VPMO or calling VULA (see page 1). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. The Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.

ASSET REBALANCING PROGRAM: Under this program, we transfer policy value among the subaccounts to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semi-annually or annually. We do not permit transfers to or from the Guaranteed Interest Account.

You may start or discontinue this program at any time by submitting a written request to VPMO or calling VULA (see page 1). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. The Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect. We do not charge for this program.


LOANS
Generally, while the policy is in force, a loan may be taken against the policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.

The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy's share of the subaccounts or the nonloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account.

Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each subaccount or the nonloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the Guaranteed Interest Account will increase at an effective annual rate of 6%, compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the nonloaned portion of the Guaranteed Interest Account.

Debt may be repaid at any time during the lifetime of the insured while the policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the Guaranteed Interest Account. The nonloaned portion of the Guaranteed Interest Account will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the subaccounts as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

Payments received by us for the policy will be applied directly to reduce outstanding debt unless specified as a premium payment by you. Until the debt is fully repaid, additional debt repayments may be made at any time during the lifetime of the insured while the policy is in force.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.


Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas non-loaned policy value varies with the investment performance of the chosen subaccounts or at the rate we credit the non-loaned portion of the Guaranteed Interest Account. Loans can also reduce your policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit. The amount available for a full surrender is similarly reduced by the amount of any outstanding loans and loan interest.


The proceeds of policy loans may be subject to federal income tax. See "Federal Income Tax Considerations."

In the future, we may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

[diamond] You will pay interest on the loan at the noted effective annual rates, compounded daily and payable in arrears. The loan interest rate in effect are as follows:

          Policy Years 1-10 (or insured's age 65 if earlier):    8%
          Policy Years and thereafter:                           7%

At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your subaccounts and the nonloaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the subaccounts or nonloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the subaccounts or the nonloaned portion of the Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the subaccounts or the nonloaned portion of the Guaranteed Interest Account earn more than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value does not increase as rapidly as it would have had no loan been made. If the subaccounts or the Guaranteed Interest Account earn less than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the policy's death benefit due to any resulting differences in cash surrender value.


LAPSE
Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force to its maturity date.

If on any monthly calculation day during the first 5 policy years, the policy value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. If on any monthly calculation day during any subsequent policy year, the cash surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction.

During the grace period, the policy will continue in force but subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not until 30 days has passed after we have mailed a written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the subaccounts or to the Guaranteed Interest Account according to the current premium allocation schedule. In determining the amount of "excess" premium to be applied to the subaccounts or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
The following is a brief summary of our interpretation of federal tax treatment of amounts accumulated under and distributed from the policy. We give a more complete discussion in the Statement of Additional Information ("SAI") which is incorporated into this prospectus by reference. You can get a copy of the SAI free of charge: see the back cover of this prospectus. We make no attempt to address estate and inheritance taxes, or any state, local or other tax laws. For complete information on federal and state income tax considerations consult your income tax advisor.

We suggest you consult with your tax advisor in advance of making a decrease in death benefits, or a full or partial surrender of your policy.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
You will be taxed on loans and payments from a modified endowment contract on the portion of the amount received that is considered income, or gain in contract value. This policy can be modified endowment contracts if it fails to meet what is known as "the 7-pay test." This test compares your policy to a hypothetical life insurance policy of identical face amount which requires 7 equal annual premiums to be "fully paid-up," continuing to provide a level death benefit without the need for any further premiums. A policy becomes a modified endowment contract if, at any time during the first 7 years, the total premiums paid into the policy exceed the total premiums that you would have paid into the hypothetical policy.

Amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions for taxpayers who are age 59 1/2 or older, disabled or taken as part of a periodic payment plan for the life expectancy of the beneficiary or beneficiaries.

FULL SURRENDER
You can be taxed on the amount of a full surrender that exceeds the amount of premiums you paid. You may be liable for an additional 10% "penalty tax" if the policy is a modified endowment contract.


PARTIAL SURRENDER
Partial surrenders from a modified endowment contract are fully taxable to the extent of income (gain) in the policy and may be subject to an additional 10% tax. If the policy is not a modified endowment contract, partial surrenders still may be taxable. The benefit payment under the Living Benefits Rider is not considered a partial surrender.

LOANS
We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax.

BUSINESS-OWNED POLICIES
If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
Changing the policy owner or the insured or an exchange or assignment of the policy may have tax consequences depending on the circumstances.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements of Phoenix Life Variable Universal Life Account (Flex Edge, Flex Edge Success(R), Joint Edge(R) and Individual Edge(R)) at December 31, 2002 and the results of their operations and the changes in their net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 are contained in the Statement of Additional Information
(SAI), which you can get free of charge by calling the toll free number given on page 1. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Account or on Guaranteed Interest Account rates that we credit during a guarantee period.

APPENDIX A - INVESTMENT OPTIONS
--------------------------------------------------------------------------------

INVESTMENT TYPE
--------------------------------------------------------------------------------

                                                                         Investment Type

------------------------------------------------------------------------------------------------------------------------
                                                 Domestic  Domestic  Domestic  Growth &         International    Money
           Series                         Bond    Blend     Growth    Value     Income   Index      Growth       Market
------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                                                                       |X|
Phoenix-AIM Mid-Cap Equity                         |X|
Phoenix-Alliance/Bernstein Enhanced Index                                                 |X|
Phoenix-Alliance/Bernstein Growth + Value                    |X|       |X|
Phoenix-Duff & Phelps Real Estate
Securities                                                                       |X|
Phoenix-Engemann Capital Growth                              |X|
Phoenix-Engemann Small & Mid-Cap Growth                      |X|
Phoenix-Goodwin Money Market                                                                                      |X|
Phoenix-Goodwin Multi-Sector Fixed
Income                                    |X|
Phoenix-Hollister Value Equity                                         |X|
Phoenix-Janus Flexible Income             |X|
Phoenix-Kayne Large-Cap Core                       |X|
Phoenix-Kayne Small-Cap Quality Value                                  |X|
Phoenix-Lazard International Equity
Select                                                                                               |X|
Phoenix-Lazard Small-Cap Value                                         |X|
Phoenix-Lazard U.S. Multi-Cap                                          |X|
Phoenix-Lord Abbett Bond-Debenture        |X|
Phoenix-Lord Abbett Large-Cap Value                                    |X|
Phoenix-Lord Abbett Mid-Cap Value                                      |X|
Phoenix-MFS Investors Growth Stock                           |X|
Phoenix-MFS Investors Trust                                                      |X|
Phoenix-MFS Value                                                      |X|
Phoenix-Northern Dow 30                                                                   |X|
Phoenix-Northern Nasdaq-100 Index(R)                                                      |X|

Phoenix-Oakhurst Growth and  Income                                              |X|

Phoenix-Oakhurst Strategic Allocation                                            |X|
Phoenix-Sanford Bernstein Global Value                                                               |X|
Phoenix-Sanford Bernstein Mid-Cap Value                                |X|
Phoenix-Sanford Bernstein Small-Cap Value                              |X|
Phoenix-Seneca Mid-Cap Growth                                |X|
Phoenix-Seneca Strategic Theme                               |X|
Phoenix-State Street Research Small-Cap
Growth                                                       |X|
AIM V.I. Capital Appreciation Fund                           |X|
AIM V.I. Premier Equity Fund                       |X|
Alger American Leveraged AllCap
Portfolio                                                    |X|
Federated Fund for U.S. Government
Securities II                             |X|
Federated High Income Bond Fund II        |X|
VIP Contrafund(R) Portfolio                                  |X|
VIP Growth Opportunities Portfolio                           |X|
VIP Growth Portfolio                                         |X|
Mutual Shares Securities Fund                                                    |X|
Templeton Developing Markets Securities
Fund                                                                                                 |X|
Templeton Foreign Securities Fund                                                                    |X|
Templeton Global Asset Allocation Fund                                                               |X|
Templeton Growth Securities Fund                                                                     |X|
Scudder VIT EAFE(R) Equity Index Fund                                                     |X|
Scudder VIT Equity 500 Index Fund                                                         |X|
Technology Portfolio                                         |X|
Wanger Foreign Forty                                                                                 |X|
Wanger International Small Cap                                                                       |X|
Wanger Twenty                                                |X|
Wanger U.S. Smaller Companies                                |X|
------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISORS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                              Advisors
                                        -------------------------------------------------------------------------------------------
                                          Phoenix    Phoenix   Duff & Phelps    AIM      Fred Alger  Deutsche Asset   Federated
                                         Investment  Variable    Investment   Advisors,  Management,  Management,     Investment
                                          Counsel,   Advisors,   Management     Inc.        Inc.          Inc.        Management
           Series                           Inc.       Inc.         Co.                                                Company
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International              |X|
Phoenix-AIM Mid-Cap Equity                             |X|
Phoenix-Alliance/Bernstein Enhanced Index              |X|
Phoenix-Alliance/Bernstein Growth + Value              |X|
Phoenix-Duff & Phelps Real Estate
Securities                                                          |X|
Phoenix-Engemann Capital Growth             |X|

Phoenix-Engemann Small & Mid-Cap Growth     |X|

Phoenix-Goodwin Money Market                |X|
Phoenix-Goodwin Multi-Sector Fixed Income   |X|
Phoenix-Hollister Value Equity              |X|
Phoenix-Janus Flexible Income                          |X|
Phoenix-Kayne Large-Cap Core                |X|
Phoenix-Kayne Small-Cap Quality Value       |X|
Phoenix-Lazard International Equity Select             |X|
Phoenix-Lazard Small-Cap Value                         |X|
Phoenix-Lazard U.S. Multi-Cap                          |X|
Phoenix-Lord Abbett Bond-Debenture                     |X|
Phoenix-Lord Abbett Large-Cap Value                    |X|
Phoenix-Lord Abbett Mid-Cap Value                      |X|
Phoenix-MFS Investors Growth Stock                     |X|
Phoenix-MFS Investors Trust                            |X|
Phoenix-MFS Value                                      |X|
Phoenix-Northern Dow 30                                |X|
Phoenix-Northern Nasdaq-100 Index(R)                   |X|

Phoenix-Oakhurst Growth and Income          |X|

Phoenix-Oakhurst Strategic Allocation       |X|
Phoenix-Sanford Bernstein Global Value                 |X|
Phoenix-Sanford Bernstein Mid-Cap Value                |X|
Phoenix-Sanford Bernstein Small-Cap Value              |X|
Phoenix-Seneca Mid-Cap Growth               |X|
Phoenix-Seneca Strategic Theme              |X|
Phoenix-State Street Research Small-Cap                |X|
Growth
AIM V.I. Capital Appreciation Fund                                              |X|
AIM V.I. Premier Equity Fund                                                    |X|
Alger American Leveraged AllCap Portfolio                                                   |X|
Federated Fund for U.S. Government
Securities II                                                                                                             |X|
Federated High Income Bond Fund II                                                                                        |X|
VIP Contrafund(R) Portfolio
VIP Growth Opportunities Portfolio
VIP Growth Portfolio
Mutual Shares Securities Fund
Templeton Developing Markets Securities
Fund
Templeton Foreign Securities Fund
Templeton Global Asset Allocation Fund
Templeton Growth Securities Fund
Scudder VIT EAFE(R) Equity Index Fund                                                                     |X|
Scudder VIT Equity 500 Index Fund                                                                         |X|
Technology Portfolio
Wanger Foreign Forty
Wanger International Small Cap
Wanger Twenty
Wanger U.S. Smaller Companies
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                              Advisors
                                        -------------------------------------------------------------------------------------------
                                            Fidelity     Franklin  Morgan Stanley   Templeton   Templeton  Templeton     Wanger
                                           Management     Mutual     Investment       Asset       Global   Investment    Asset
                                          and Research   Advisers,   Management     Management,  Advisors   Counsel,   Management,
           Series                           Company         LLC         Inc.           Ltd.      Limited      Inc.        L.P.
-----------------------------------------------------------------------------------------------------------------------------------

Phoenix-Aberdeen International
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Enhanced Index
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Duff & Phelps Real Estate
Securities
Phoenix-Engemann Capital Growth
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Goodwin Money Market
Phoenix-Goodwin Multi-Sector Fixed Income
Phoenix-Hollister Value Equity
Phoenix-Janus Flexible Income
Phoenix-Kayne Large-Cap Core
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Lazard International Equity Select
Phoenix-Lazard Small-Cap Value
Phoenix-Lazard U.S. Multi-Cap
Phoenix-Lord Abbett Bond-Debenture
Phoenix-Lord Abbett Large-Cap Value
Phoenix-Lord Abbett Mid-Cap Value
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Northern Dow 30
Phoenix-Northern Nasdaq-100 Index(R)
Phoenix-Oakhurst Growth and Income
Phoenix-Oakhurst Strategic Allocation
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
Phoenix-State Street Research Small-Cap
Growth
AIM V.I. Capital Appreciation Fund
AIM V.I. Premier Equity Fund

Alger American Leveraged AllCap Portfolio
Federated Fund for U.S. Government
Securities II
Federated High Income Bond Fund II
VIP Contrafund(R) Portfolio                   |X|
VIP Growth Opportunities Portfolio            |X|
VIP Growth Portfolio                          |X|
Mutual Shares Securities Fund                               |X|
Templeton Developing Markets Securities Fund                                           |X|
Templeton Foreign Securities Fund                                                                             |X|
Templeton Global Asset Allocation Fund                                                                        |X|
Templeton Growth Securities Fund                                                                   |X|
Scudder VIT EAFE(R) Equity Index Fund
Scudder VIT Equity 500 Index Fund
Technology Portfolio                                                    |X|
Wanger Foreign Forty                                                                                                       |X|
Wanger International Small Cap                                                                                             |X|
Wanger Twenty                                                                                                              |X|
Wanger U.S. Smaller Companies                                                                                              |X|
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT SUBADVISORS


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Subadvisors
                                            ---------------------------------------------------------------------------------------
                                             Aberdeen       AIM         Alliance       Janus        Kayne Anderson       Lazard
                                               Fund       Capital       Capital       Capital     Rudnick Investment     Asset
                                             Managers,   Management,   Management,   Management       Management,      Management
           Series                              Inc.         Inc.          L.P.          LLC              LLC              LLC

-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                 |X|
Phoenix-AIM Mid-Cap Equity                                  |X|
Phoenix-Alliance/Bernstein Enhanced Index                                 |X|
Phoenix-Alliance/Bernstein Growth + Value                                 |X|
Phoenix-Engemann Capital Growth
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Janus Flexible Income                                                           |X|
Phoenix-Kayne Large-Cap Core                                                                             |X|
Phoenix-Kayne Small-Cap Quality Value                                                                    |X|
Phoenix-Lazard International Equity Select                                                                                |X|
Phoenix-Lazard Small-Cap Value                                                                                            |X|
Phoenix-Lazard U.S. Multi-Cap                                                                                             |X|
Phoenix-Lord Abbett Bond-Debenture
Phoenix-Lord Abbett Large-Cap Value
Phoenix-Lord Abbett Mid-Cap Value
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Northern Dow 30
Phoenix-Northern Nasdaq-100 Index(R)
Phoenix-Sanford Bernstein Global Value                                    |X|
Phoenix-Sanford Bernstein Mid-Cap Value                                   |X|
Phoenix-Sanford Bernstein Small-Cap Value                                 |X|
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
Phoenix-State Street Research Small-Cap Growth
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Subadvisors
                                            ---------------------------------------------------------------------------------------
                                               Lord,                  Northern      Roger Engemann      Seneca        State Street
                                              Abbett      MFS           Trust             &             Capital        Research &
                                               & Co.   Investment    Investments,     Associates,      Management,     Management
           Series                              LLC     Management       Inc.              Inc.            LLC            Company
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Enhanced Index
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Engemann Capital Growth                                                           |X|
Phoenix-Engemann Small & Mid-Cap Growth                                                   |X|
Phoenix-Janus Flexible Income
Phoenix-Kayne Large-Cap Core
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Lazard International Equity Select
Phoenix-Lazard Small-Cap Value
Phoenix-Lazard U.S. Multi-Cap
Phoenix-Lord Abbett Bond-Debenture             |X|
Phoenix-Lord Abbett Large-Cap Value            |X|
Phoenix-Lord Abbett Mid-Cap Value              |X|
Phoenix-MFS Investors Growth Stock                        |X|
Phoenix-MFS Investors Trust                               |X|
Phoenix-MFS Value                                         |X|
Phoenix-Northern Dow 30                                                 |X|
Phoenix-Northern Nasdaq-100 Index(R)                                    |X|
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth                                                                             |X|
Phoenix-Seneca Strategic Theme                                                                            |X|
Phoenix-State Street Research Small-Cap Growth                                                                             |X|
-----------------------------------------------------------------------------------------------------------------------------------

Additional information about the Flex Edge (the "Policy") and the Phoenix Life Variable Universal Life Account (the "Account") is contained in the Policy's Statement of Additional Information ("SAI") dated May 1, 2003, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus.

The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone (800) 541-0171.

Information about the Account, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Account are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, Washington, D.C. 20549-0102.

Phoenix Life Insurance Company

www.phoenixwm.com

2667

Investment Company Act File No. 811-4721

[logo] PHOENIX WEALTH MANAGEMENT(R)




L0141PR (C)Phoenix Life Insurance Company [logo] Printed on recycled paper. 5-03

                                                                     [VERSION B]


                              FLEX EDGE SUCCESS(R)
                                 JOINT EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                   ISSUED BY: PHOENIX LIFE INSURANCE COMPANY

PROSPECTUS                                                          MAY 1, 2003


This prospectus describes a flexible premium variable universal life insurance policy. The policy provides lifetime insurance protection for as long as it remains in force. You may allocate premiums and policy value to the Guaranteed Interest Account and/or one or more of the subaccounts of the Phoenix Life Variable Universal Life Account. The subaccounts purchase, at net asset value, shares of the following funds:


THE PHOENIX EDGE SERIES FUND
----------------------------
   >  Phoenix-Aberdeen International Series
   >  Phoenix-AIM Mid-Cap Equity Series
   >  Phoenix-Alliance/Bernstein Enhanced Index Series
   >  Phoenix-Alliance/Bernstein Growth + Value Series
   >  Phoenix-Duff & Phelps Real Estate Securities Series
   >  Phoenix-Engemann Capital Growth Series
   >  Phoenix-Engemann Small & Mid-Cap Growth Series
   >  Phoenix-Goodwin Money Market Series
   >  Phoenix-Goodwin Multi-Sector Fixed Income Series
   >  Phoenix-Hollister Value Equity Series
   >  Phoenix-Janus Flexible Income Series
   >  Phoenix-Kayne Large-Cap Core Series
   >  Phoenix-Kayne Small-Cap Quality Value Series
   >  Phoenix-Lazard International Equity Select Series
   >  Phoenix-Lazard Small-Cap Value Series
   >  Phoenix-Lazard U.S. Multi-Cap Series
   >  Phoenix-Lord Abbett Bond-Debenture Series
   >  Phoenix-Lord Abbett Large-Cap Value Series
   >  Phoenix-Lord Abbett Mid-Cap Value Series
   >  Phoenix-MFS Investors Growth Stock Series
   >  Phoenix-MFS Investors Trust Series
   >  Phoenix-MFS Value Series
   >  Phoenix-Northern Dow 30 Series
   >  Phoenix-Northern Nasdaq-100 Index(R) Series
   >  Phoenix-Oakhurst Growth and Income Series
   >  Phoenix-Oakhurst Strategic Allocation Series
   >  Phoenix-Sanford Bernstein Global Value Series
   >  Phoenix-Sanford Bernstein Mid-Cap Value Series
   >  Phoenix-Sanford Bernstein Small-Cap Value Series
   >  Phoenix-Seneca Mid-Cap Growth Series
   >  Phoenix-Seneca Strategic Theme Series
   >  Phoenix-State Street Research Small-Cap Growth Series

AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------
   >  AIM V.I. Capital Appreciation Fund
   >  AIM V.I. Premier Equity Fund

THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------
   >  Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
   >  Federated Fund for U.S. Government Securities II
   >  Federated High Income Bond Fund II - Primary Shares

FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
-------------------------------------------------------
   >  VIP Contrafund(R) Portfolio
   >  VIP Growth Opportunities Portfolio
   >  VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
   >  Mutual Shares Securities Fund
   >  Templeton Developing Markets Securities Fund *
   >  Templeton Foreign Securities Fund
   >  Templeton Global Asset Allocation Fund *
   >  Templeton Growth Securities Fund

SCUDDER INVESTMENT VIT FUNDS - CLASS A
--------------------------------------
   >  Scudder VIT EAFE(R) Equity Index Fund
   >  Scudder VIT Equity 500 Index Fund

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
--------------------------------------------------------
   >  Technology Portfolio

WANGER ADVISORS TRUST
---------------------
   >  Wanger Foreign Forty
   >  Wanger International Small Cap
   >  Wanger Twenty
   >  Wanger U.S. Smaller Companies

* Not available for new investors
-------------------------------------------------------------------------------


IF YOU HAVE ANY QUESTIONS,   [GRAPHIC OF LETTER]    PHOENIX VARIABLE PRODUCTS
PLEASE CONTACT US AT:                               MAIL OPERATIONS ("VPMO")
                                                    PO Box 8027
                                                    Boston, MA 02266-8027

                           [GRAPHIC OF TELEPHONE]   VARIABLE AND UNIVERSAL LIFE
                                                    ADMINISTRATION ("VULA")
                                                    800/541-0171

It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.

The policy is neither a deposit nor an obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.

The Securities and Exchange Commission ("SEC") has neither approved nor disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus provides important information that you should know before investing.
-------------------------------------------------------------------------------

Read and keep this prospectus for future reference.

                               TABLE OF CONTENTS


Heading                                                                    Page
-------------------------------------------------------------------------------
RISK/BENEFIT SUMMARY .....................................................    4
   Policy Benefits .......................................................    4
   Policy Risks ..........................................................    4
FEE TABLES ...............................................................    6
   Transaction Fees ......................................................    6
   Periodic Charges Other than Fund Operating Expenses....................    7
   Annual Fund Expenses ..................................................   10
PHOENIX LIFE INSURANCE COMPANY ...........................................   12
THE PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
   (THE "ACCOUNT") .......................................................   12
   Performance History ...................................................   12
VOTING RIGHTS ............................................................   12
THE GUARANTEED INTEREST ACCOUNT ..........................................   12
CHARGES AND DEDUCTIONS ...................................................   13
   General ...............................................................   13
   Charges Deducted from Premium Payments ................................   13
   Periodic Charges ......................................................   13
   Mortality and Expense Risk Charge .....................................   14
   Conditional Charges ...................................................   15
   Transfer Charge .......................................................   16
   Other Tax Charges .....................................................   16
   Fund Charges ..........................................................   16
THE POLICY ...............................................................   16
   Contract Rights: Owner, Insured, Beneficiary ..........................   16
   Contract Limitations ..................................................   16
   Purchasing a Policy ...................................................   16
GENERAL ..................................................................   18
   Postponement of Payments ..............................................   18
   Optional Insurance Benefits ...........................................   18
   Death Benefit .........................................................   19
PAYMENT OF PROCEEDS ......................................................   20
   Surrender and Death Benefit Proceeds ..................................   20
   Payment Options .......................................................   20
   Surrenders ............................................................   21
   Transfer of Policy Value ..............................................   21
   Loans .................................................................   22
   Lapse .................................................................   23
FEDERAL INCOME TAX CONSIDERATIONS ........................................   24
   Modified Endowment Contracts ..........................................   24
FINANCIAL STATEMENTS .....................................................   24
APPENDIX A INVESTMENT OPTIONS ............................................  A-1

RISK/BENEFIT SUMMARY
-------------------------------------------------------------------------------

This summary does not contain all of the detailed information that may be important to you. Please read the entire prospectus carefully before you decide to purchase a policy.

POLICY BENEFITS

DEATH BENEFITS

The policy is first and foremost, a life insurance policy. The policy can be purchased on one life (single life policies) or on 2 lives up to 5 lives (multiple life policies). While the policy remains in force we will pay a death benefit to your named beneficiary upon the death of the person insured under the policy. When more than one life is insured, we pay the death benefit when the first of the insureds dies.

You will choose a death benefit when you apply for a policy:

   > Death Benefit Option 1 is equal to the greater of the policy's face amount, or the minimum death benefit

   > Death Benefit Option 2 equals the greater of the face amount plus the policy value, or the minimum death benefit

You may change your Death Benefit Option at any time. Death Benefit Option 1 applies if you do not choose an option. Generally, the minimum face amount is $250,000.

The minimum death benefit is equal to the policy value increased by a percentage taken from a table in the policy based on the policy year and the insured person's age.


Also available for single life policies, is the Guaranteed Death Benefit Rider, an additional insurance option that you may purchase by paying specified premiums.


LOANS AND SURRENDERS

Generally, you may take loans against 90% of the policy's cash surrender value subject to certain conditions.

You may partially surrender any part of the policy anytime. A partial surrender fee will apply and a separate surrender charge may also be imposed.

You may fully surrender this policy anytime for its cash surrender value. A surrender charge may be imposed.

TEMPORARY INSURANCE COVERAGE

We will issue you a Temporary Insurance Receipt when you submit the complete, signed application and issue premium. This will provide you with immediate insurance protection under the terms set forth in the policy and in the Receipt.

FLEXIBLE PREMIUMS

The only premiums you must pay are the issue premium and any payments that may be required to prevent policy lapse.

OPTIONAL INSURANCE BENEFITS

The following benefits may be available to you by rider:

>  Single Life Policies
   o  Disability Waiver of Specified Premium
   o  Accidental Death Benefit
   o  Death Benefit Protection
   o  Whole Life Exchange Option (not available after January 27, 2003)
   o  Purchase Protection Plan
   o  Living Benefits Option
   o  Cash Value Accumulation
   o  Child Term
   o  Family Term
   o  Business Term

>  Multiple Life Policies
   o  Disability Benefit
   o  Survivor Purchase Option
   o  Term Insurance
   o  Policy Exchange Option

Availability of these riders depends upon state approval and may involve extra cost.

YOUR RIGHT TO CANCEL THE POLICY

You have the right to review the policy and cancel it if you are not satisfied. Simply return the policy to us within 10 days after you receive it, or within 45 days of signing the application. Your state may require a longer period.

POLICY RISKS

VARIATIONS

The policy is subject to laws and regulations in every state where the policy is sold and the terms of the policy may vary from state to state.

SUITABILITY RISK

Variable life insurance is designed for long term financial planning, and the policy is not suitable as a short-term investment. Surrender charges apply during the first ten years; therefore, it may not be appropriate for you to purchase a policy if you foresee the need to withdraw all or part of the policy value during the first several policy years.

TAX EFFECTS

Generally, under current federal income tax law, death benefits are not subject to income taxes. Earnings on the premiums invested in the Account or the Guaranteed Interest Account are not subject to income taxes until there is a distribution from the policy. Taking a loan or a full or partial surrender from the policy could result in recognition of income for tax purposes.

RISK OF LAPSE

Your policy will remain in force as long as the cash surrender value is enough to pay the monthly charges incurred under the policy. If the cash surrender value is no longer enough to pay the monthly charges, the policy will lapse, or end. We will alert you to an impending lapse situation and give you an opportunity to keep the policy in force by paying a specified amount.

Withdrawals, loans and associated loan interest can negatively affect policy value, and increase the risk of policy lapse.

INVESTMENT RISK

A comprehensive discussion of the risks of each fund purchased by a subaccount of the Phoenix Life Variable Universal Life

Account may be found in the funds' prospectuses. Each series is subject to market fluctuations and the risks inherent with ownership of securities. There is no assurance that any series will achieve its stated investment objective.

THE FOLLOWING TABLES DESCRIBE THE FEES, AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

                                TRANSACTION FEES

---------------------------------------------------------------------------------------------------------------------------------
CHARGE                          WHEN DEDUCTED                                  AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------------------
PREMIUM TAX CHARGE           Upon Payment                         2.25% of each premium for single life policies.
---------------------------------------------------------------------------------------------------------------------------------
FEDERAL TAX CHARGE           Upon Payment                         1.50 % of each premium for single life policies.
                                                                  No charge applies to multiple life policies.
---------------------------------------------------------------------------------------------------------------------------------
ISSUE EXPENSE CHARGE         1/12th of the fee is deducted on     The maximum charge is $600 for single life policies and
                             each of the first 12 monthly         $150(1) for multiple life policies.
                             calculation days.
---------------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE(2)          Upon full surrender or lapse         Maximum is 0.5% of policy face amount plus 28.5% of
                                                                  premiums paid for single life policies.

                                                                  Maximum is 30% of premiums paid for multiple life policies.
---------------------------------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER CHARGE     Upon Partial Surrender or a          For a partial surrender:
                             decrease in the policy face          The charge that would apply upon a full surrender
                             amount.                              multiplied by the partial surrender amount divided by the
                                                                  result of subtracting the full surrender charge from the
                                                                  policy value.
                                                                  For a decrease in face amount:
                                                                  The charge that would apply upon a full surrender
                                                                  multiplied by the decrease in face amount divided by the
                                                                  face amount prior to the decrease.
---------------------------------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER FEE        Upon Partial Surrender               2% of surrender amount(3).
TRANSFER CHARGE              Upon Transfer                        At present, we do not charge for transfers between
                                                                  investment options, but we reserve the right to charge up
                                                                  to $10 per transfer after the first two transfers in any given policy year.
---------------------------------------------------------------------------------------------------------------------------------

(1) The Issue is Charge is $50 per month for the first 12 policy months for single life policies and $12.50 per month for the first 12 policy months for multiple life policies.
(2) The surrender charge begins to decrease after 5 policy years, and becomes zero after 10 policy years. We will provide your surrender charges before we issue your policy. We describe this charge in more detail in the "Charges and Deductions" section.
(3)  We limit this fee to $25 for each partial surrender.

              PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

----------------------------------------------------------------------------------------------------------------------------------
CHARGE                            WHEN DEDUCTED                  AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE(1)              On each monthly
                                  calculation day.

   Minimum and Maximum                                           We charge $0.06 - $83.33 per $1,000 of amount at risk(2)
                                                                 each month.
   Charges
   Example for a male age 45                                     We would charge $0.14 per $1,000 of amount at risk(2) per month.
   in the nonsmoker premium                                      We will increase this charge as he ages.
   class.
   Example for five 35 year                                      We would charge $0.98 per $1,000 of amount at risk(2) per month.
   old males in the                                              We would increase this charge as they age.
   nonsmoker premium class
----------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE             On each monthly                $10 per month.(3)
                                  calculation day
----------------------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK        On each monthly                0.80% of average daily net assets, on an annual basis,
Charge(4)                         calculation day                of investments in the subaccounts.
----------------------------------------------------------------------------------------------------------------------------------
OTHER TAX CHARGES                 When we become liable for      We currently do not charge for taxes, however we reserve the
                                  taxes.                         right to impose a charge should we become liable for taxes in the future. Possible taxes would include state or federal income taxes on investment gains of the Account and would be included in our calculation of subaccount values.

LOAN INTEREST RATE CHARGED(5)     Interest accrues daily and     The maximum net cost to the policy value is 2% of the loan balance
                                  is due on each policy          on an annual basis.
                                  anniversary. If not paid
                                  on that date, we will
                                  treat the accrued
                                  interest as another loan
                                  against the policy
----------------------------------------------------------------------------------------------------------------------------------
                                         OPTIONAL INSURANCE BENEFITS - SINGLE LIFE POLICIES
----------------------------------------------------------------------------------------------------------------------------------
DEATH BENEFIT PROTECTION          On each Monthly                $0.01 per $1,000 of face amount per month.
Rider                             Calculation Day
----------------------------------------------------------------------------------------------------------------------------------
PURCHASE PROTECTION PLAN          On Rider Date, and on each
Rider(6)                          Monthly Calculation Day
   Minimum and Maximum                                           $0.05 - $0.17 per unit(7) purchased per month.
   Example for a male age 35                                     $0.16 per unit(7) purchased per month.
   in the nonsmoker premium
   class.
----------------------------------------------------------------------------------------------------------------------------------
DISABILITY WAIVER OF              On each Monthly
SPECIFIED PREMIUM RIDER(6)        Calculation Day

   Minimum and Maximum                                           $0.22 -$0.82 per $100 of premium waived per month.
   Example for a male age 45                                     $0.33 per $100 of premium waived per month.
   in the nonsmoker premium
   class.
----------------------------------------------------------------------------------------------------------------------------------
ACCIDENTAL DEATH BENEFIT          On each Monthly
Rider(6)                          Calculation Day
   Minimum and Maximum                                           $0.07 -$0.26 per $1,000 of rider amount per month.
   Example for a male age 45                                     $0.79 per $1,000 of rider amount per month.
   in the nonsmoker premium
   class.
----------------------------------------------------------------------------------------------------------------------------------
LIVING BENEFITS RIDER             We do not charge for this      We describe this rider later under "Additional Rider Benefits."
                                  rider.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CHARGE                            WHEN DEDUCTED                  AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------------------------------
WHOLE LIFE EXCHANGE               We do not charge for this      We describe this rider later under "Additional Rider Benefits."
OPTION RIDER                      rider.
----------------------------------------------------------------------------------------------------------------------------------
CHILD TERM RIDER(8)               On Rider Date, and on each
                                  Monthly Calculation Day

   Minimum and Maximum            ...........................    $0.06 - $0.14 per $1,000 of rider face amount.
   Example for a male child       ...........................    $0.11 per $1,000 of rider face amount. We would generally
   age 15.                                                       increase this charge as he ages.
----------------------------------------------------------------------------------------------------------------------------------
FAMILY TERM RIDER(8)              On Rider Date, and on each
                                  Monthly Calculation Day
   Minimum and Maximum            ...........................    $0.08 - $8.11 per $1,000 of rider face amount.
   Example for a male age 45      ...........................    $0.23 per $1,000 of rider face amount. We would generally increase
   in the nonsmoker premium                                      this charge as he ages.
   class.
----------------------------------------------------------------------------------------------------------------------------------
BUSINESS TERM RIDER(8)            On Rider Date, and on each
                                  Monthly Calculation Day

   Minimum and Maximum            ...........................    $0.07 - $30.73 per $1,000 of rider face amount.
   Example for a male age 45      ...........................    $0.19 per $1,000 of rider face amount. We would generally increase
   in the nonsmoker premium                                      this charge as he ages.
   class.
----------------------------------------------------------------------------------------------------------------------------------
LIVING BENEFITS RIDER             We do not charge for this      We describe this rider later under "Additional Rider Benefits."
                                  rider.
WHOLE LIFE EXCHANGE               We do not charge for this      We describe this rider later under "Additional Rider Benefits."
OPTION RIDER                      rider.
----------------------------------------------------------------------------------------------------------------------------------
                                        OPTIONAL INSURANCE BENEFITS - MULTIPLE LIFE POLICIES
----------------------------------------------------------------------------------------------------------------------------------
SURVIVOR PURCHASE OPTION          On Rider Date, and on each
RIDER(6)                          Monthly Calculation Day
   Minimum and Maximum            ...........................    We charge $0.02 - $0.87 per $1,000 of rider face amount per month.
   Example for two 45 year        ...........................    We would charge $0.04 per $1,000 of face amount per month.
   old nonsmokers.
----------------------------------------------------------------------------------------------------------------------------------
DISABILITY BENEFIT AND            On Rider Date, and on each
WAIVER RIDER(6)                   Monthly Calculation Day
   Minimum and Maximum            ...........................    We charge $0.0007 to $0.22 per $1,000 of net amount at risk per
   Example for a 35 year          ...........................    month. We would charge $0.004 per $1,000 of net amount at risk per
   old male nonsmoker.                                           month.
----------------------------------------------------------------------------------------------------------------------------------
TERM INSURANCE RIDER(8)           On Rider Date, and on each
                                  Monthly Calculation Day
   Minimum and Maximum            ...........................    We charge $0.0001 - $83.33 per $1,000 of rider face amount per month.
   Example for a 35 year old      ...........................    We would charge $0.20 per $1,000 of face amount per month.
   male nonsmoker.
----------------------------------------------------------------------------------------------------------------------------------
POLICY EXCHANGE OPTION            On Rider Date                  $100
RIDER
-----------------------------------------------------------------------------------------------------------------------------------

(1) Cost of insurance charges will vary according to age, gender, premium class, policy year, net amount at risk, and face amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy's specifications page will indicate the guaranteed cost of insurance applicable to your policy. More detailed information concerning your cost of insurance is available upon request. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and premium class of the person you wish to insure, the death benefit option, face amount, planned periodic premiums, and riders requested.
(2) The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
(3) As of the date of this prospectus, we limit this charge to $5 per month.
(4)  We do not deduct this charge from investments in the Guaranteed
     Interest Account. We currently reduce this charge to 0.25% in policy years 16+ for single life policies.
(5) The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, and the rate we credit the loaned portion of the Guaranteed Interest Account, where we allocate policy value equal to the amount of the loan, as collateral. The net cost to the policy can be as low as 1.00% on an annual basis. For more information see "Charges and Deductions" and "Loans."
(6) This charge for this rider depends on age at issue, but will not increase with age.

(7) Each unit entitles you to purchase $1,000 face amount of insurance on each of the first two option dates defined in the rider, and $667 in face amount of insurance on each subsequent option date defined in the rider
(8)  This charge generally increases with age.

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH OF THE FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


                    MINIMUM AND MAXIMUM FUND ANNUAL EXPENSES

                                                      Minimum           Maximum
Total Annual Fund Operating Expenses(1)                0.32%      -      22.60%
(expenses that are deducted from a fund's assets,
including management fees, distribution and/or
12b-1 fees, and other expenses)

(1) The total and net fund operating expenses for each available investment portfolio are given in the following tables.

ANNUAL FUND EXPENSES (as a percentage of fund average net assets for the year ended 12/31/02)

--------------------------------------------------------------------------------------------------------------------------
                                                     Investment          Rule        Other Operating     Total Annual Fund
            Series                                 Management Fee     12b-1 Fees         Expenses             Expenses
--------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
--------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                          0.75%             N/A             0.30%(5)             1.05%
--------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                              0.85%             N/A             2.58%(3)             3.43%(7)
--------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index               0.45%             N/A             0.28%(2)             0.73%(7)
--------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value               0.85%             N/A             2.91%(3)             3.76%(7)
--------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities            0.75%             N/A             0.37%(4)             1.12%(7)
--------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                         0.65%             N/A             0.10%(3)             0.75%
--------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                 0.90%             N/A             1.32%(4)             2.22%(7)
--------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                            0.40%             N/A             0.16%(3)             0.56%
--------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income               0.50%             N/A             0.19%(3)             0.69%
--------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity                          0.70%             N/A             0.31%(3)             1.01%(7)
--------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income                           0.80%             N/A             0.54%(3)             1.34%(7)
--------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core(6)                         0.70%             N/A            13.62%(1)            14.32%(7)
--------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value(6)                0.90%             N/A            21.70%(1)            22.60%(7)
--------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select(6)           0.90%             N/A             9.36%(1)            10.26%(7)
--------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value(6)                       0.90%             N/A             5.26%(1)             6.16%(7)
--------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap(6)                        0.80%             N/A             7.34%(1)             8.14%(7)
--------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture(6)                   0.75%             N/A             6.28%(1)             7.03%(7)
--------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value(6)                  0.75%             N/A             8.51%(1)             9.26%(7)
--------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value(6)                    0.85%             N/A             9.20%(1)            10.05%
--------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                      0.75%             N/A             0.23%(3)             0.98%
--------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                             0.75%             N/A             4.73%(3)             5.48%(7)
--------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                       0.75%             N/A             1.84%(3)             2.59%(7)
--------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                 0.35%             N/A             0.76%(3)             1.11%(7)
--------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                    0.35%             N/A             2.37%(3)             2.72%(7)
--------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income                      0.70%             N/A             0.25%(3)             0.95%
--------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation                   0.58%             N/A             0.12%(3)             0.70%
--------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                  0.90%             N/A             1.67%(3)             2.57%(7)
--------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                 1.05%             N/A             0.35%(3)             1.40%(7)
--------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value               1.05%             N/A             0.59%(3)             1.64%(7)
--------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                           0.80%             N/A             0.34%(4)             1.14%
--------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                          0.75%             N/A             0.25%(4)             1.00%
--------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth          0.85%             N/A             8.48%(1)             9.33%(7)
--------------------------------------------------------------------------------------------------------------------------

(1) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .15% of the series' average net assets.
(2) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .20% of the series' average net assets.
(3) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .25% of the series' average net assets.
(4) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .35% of the series' average net assets.
(5) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .40% of the series' average net assets.
(6) This series has been in existence for less than 1 year. The series' operating expense has been annualized based on actual operating expenses for the period ended December 31, 2002.
(7) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.


                                                 Reimbursements    Net Annual Fund
                                                 --------------    ---------------
Series                                              & Waivers          Expenses
------                                              ---------          --------
Phoenix-AIM Mid-Cap Equity                            (2.33%)           1.10%
Phoenix-Alliance/Bernstein Enhanced Index             (0.08%)           0.65%
Phoenix-Alliance/Bernstein Growth + Value             (2.66%)           1.10%
Phoenix-Duff & Phelps Real Estate Securities          (0.02%)           1.10%
Phoenix-Engemann Small & Mid-Cap Growth               (0.97%)           1.25%
Phoenix-Hollister Value Equity                        (0.06%)           0.95%
Phoenix-Janus Flexible Income                         (0.29%)           1.05%
Phoenix-Kayne Large-Cap Core                         (13.47%)           0.85%
Phoenix-Kayne Small-Cap Quality Value                (21.55%)           1.05%
Phoenix-Lazard International Equity Select            (9.21%)           1.05%
Phoenix-Lazard Small-Cap Value                        (5.11%)           1.05%
Phoenix-Lazard U.S. Multi-Cap                         (7.19%)           0.95%
Phoenix-Lord Abbett Bond-Debenture                    (6.13%)           0.90%
Phoenix-Lord Abbett Large-Cap Value                   (8.36%)           0.90%
Phoenix-Lord Abbett Mid-Cap Value                     (9.05%)           1.00%
Phoenix-MFS Investors Trust                           (4.48%)           1.00%
Phoenix-MFS Value                                     (1.59%)           1.00%
Phoenix-Northern Dow 30                               (0.51%)           0.60%
Phoenix-Northern Nasdaq-100 Index(R)                  (2.12%)           0.60%
Phoenix-Sanford Bernstein Global Value                (1.42%)           1.15%
Phoenix-Sanford Bernstein Mid-Cap Value               (0.10%)           1.30%
Phoenix-Sanford Bernstein Small-Cap Value             (0.34%)           1.30%
Phoenix-State Street Research Small-Cap Growth        (8.33%)           1.00%

(NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at any time without notice.)


-----------------------------------------------------------------------------------------------------------------------------------
                                                           Rule                                                     Net Annual Fund
                                            Investment   12b-1 or       Other                                       Expenses After
                                            Management    Service     Operating    Total Annual   Reimbursements    Reimbursements
Series                                          Fee         Fees       Expenses   Fund Expenses     & Waivers          & Waivers
-----------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS -
  SERIES I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund             0.61%        N/A          0.24%        0.85%          (0.00%)            0.85%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                   0.61%        N/A          0.24%        0.85%          (0.00%)            0.85%
-----------------------------------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND - Class O Shares
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio      0.85%        N/A          0.11%        0.96%          (0.00%)            0.96%
-----------------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government
  Securities II                                0.60%       0.25%(1)      0.12%        0.97%            --                --(9)
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II -
  Primary Shares                               0.60%       0.25%(1)      0.17%        1.02%            --                --(9)
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS -
  SERVICE CLASS
-----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio(2)                 0.58%       0.10%         0.10%        0.78%            --                --(9)
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio(2)          0.58%       0.10%         0.12%        0.80%            --                --(9)
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio(2)                        0.58%       0.10%         0.09%        0.77%            --                --(9)
-----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST - CLASS 2
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                  0.60%(3)    0.25%         0.21%        1.06%          (0.01%)            1.05%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets
  Securities Fund                              1.25%       0.25%         0.33%        1.83%          (0.00%)            1.83%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund              0.70%(3)    0.25%         0.20%        1.15%          (0.02%)            1.13%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund         0.62%(3)    0.25%         0.21%        1.08%          (0.02%)            1.06%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund(4)            0.81%       0.25%         0.06%        1.12%          (0.00%)            1.12%
-----------------------------------------------------------------------------------------------------------------------------------
SCUDDER INVESTMENT VIT FUNDS - CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund(5)       0.45%        N/A          0.47%        0.92%          (0.27%)            0.65%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund(6)           0.20%        N/A          0.12%        0.32%          (0.02%)            0.30%
-----------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
  CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio(7)                        0.80%        N/A          0.49%        1.29%            --               --(9)
-----------------------------------------------------------------------------------------------------------------------------------
WANGER ADVISORS TRUST
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty(8)                        1.00%        N/A          0.55%        1.55%          (0.10%)            1.45%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                 1.24%        N/A          0.23%        1.47%          (0.00%)            1.47%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                  0.95%        N/A          0.23%        1.18%          (0.00%)            1.18%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                  0.94%        N/A          0.11%        1.05%          (0.00%)            1.05%
-----------------------------------------------------------------------------------------------------------------------------------

(1)  The fund has voluntarily agreed to waive the service fee.
(2) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
(3) The advisor has contractually agreed (for an indefinite period of time) to reduce its investment management fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton money fund for cash management. This reduction is required by the fund's Board of Trustees and an exemptive order by the SEC. After such reductions, the management fees are .59% for the Mutual Shares Securities Fund, .68% for the Templeton Foreign Securities Fund and .60% for the Templeton Global Asset Allocation Fund.
(4) The fund administration fee is paid indirectly through the investment management fee.
(5) The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund in excess of .65% of the average daily net assets until April 30, 2005.
(6) The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund in excess of .30% of the average daily net assets until April 30, 2005.
(7) The advisor has agreed to reduce fees payable to it and to reimburse expenses of the portfolio in excess of 1.15% (excluding interest and extraordinary expenses).
(8) The advisor has contractually agreed to limit net annual fund expenses to 1.45% of the series' average net assets until April 30, 2004.
(9) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.


Series                                                  Reimbursements & Waivers     Net Annual Fund Expenses
------
Federated Fund for U.S. Government Securities II                 (0.25%)                      0.72%
Federated High Income Bond Fund II - Primary Shares              (0.25%)                      0.77%
VIP Contrafund(R) Portfolio                                      (0.04%)                      0.74%

VIP Growth Opportunities Portfolio                               (0.03%)                      0.77%
VIP Growth Portfolio                                             (0.06%)                      0.71%
Technology Portfolio                                             (0.14%)                      1.15%


(NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at any time without notice.)

PHOENIX LIFE INSURANCE COMPANY

On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly-owned subsidiary of The Phoenix Companies, Inc., a newly-formed, publicly-traded Delaware corporation. Our executive office is at One American Row, Hartford, Connecticut, 06102-5056 and our main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

THE PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT (THE "ACCOUNT")
-------------------------------------------------------------------------------

Phoenix Life Insurance Company established the Account as a separate account under New York insurance law on June 17, 1985. The Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management, investment practices or policies of the Account or of Phoenix.

All income, gains or losses of the Account are credited to or charged against amounts placed in the Account without regard to the other income, gains and losses of Phoenix. The assets of the Account may not be charged with liabilities arising out of any other business we conduct. Phoenix is responsible for all obligations under the policies.

The Account is divided into subaccounts, each of which is available for allocation of policy value. We determine the value of each subaccount's shares at the end of every business day that the New York Stock Exchange is open. Each subaccount will invest solely in a single investment portfolio of a fund. The fund names and the portfolio names are listed on page 1 of this prospectus. Each portfolio's investment type is given in Appendix A.

Phoenix does not guarantee the investment performance of the Account or any of its subaccounts. The policy value allocated to the Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Account.

We reserve the right to add, remove, modify, or substitute portfolios in which the Account invests.

PERFORMANCE HISTORY

We may choose to include performance history of the subaccounts or the underlying portfolios in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance and is not an indication of future performance.

VOTING RIGHTS
-------------------------------------------------------------------------------

We legally own all fund shares held by the subaccounts; however we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the subaccounts. We may decide to vote the shares in our own right should the law change to permit us to do so.

While your policy is in effect, you may provide us with voting instructions for each subaccount in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount.

We will send you proxy material, reports and other materials relevant to the subaccounts in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions.

We may ask you to provide voting instructions for such items as:

1) the election of the fund's Trustees;

2) the ratification of the independent accountants for the fund;

3) approval or amendment of investment advisory agreements;

4) a change in fundamental policies or restrictions of the series; and

5) any other matters requiring a shareholder vote. You may obtain an available fund's prospectus by contacting VULA at the address and telephone number given on page 1.

THE GUARANTEED INTEREST ACCOUNT
--------------------------------------------------------------------------------
In addition to the Account, you may allocate premiums or transfer values to the Guaranteed Interest Account. Amounts you allocate to the Guaranteed Interest Account are deposited in our general account. You do not share in the investment experience of our general account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

We reserve the right to limit total deposits and transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy.

You may make transfers into the Guaranteed Interest Account at any time. In general, you may make only one transfer per year from the Guaranteed Interest Account. The amount that can be transferred out is limited to the greatest of $1,000 or 25% of the policy value in the Guaranteed Interest Account as of the date of the transfer. You may transfer the total value out of the Guaranteed Interest Account to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

  >  First Year: 25% of the total value

  >  Second Year: 33% of remaining value

  >  Third Year: 50% of remaining value

  >  Fourth Year: 100% of remaining value

Transfers from the Guaranteed Interest Account may also be subject to other rules as described in this prospectus.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

CHARGES AND DEDUCTIONS
-------------------------------------------------------------------------------

GENERAL

Charges are deducted in connection with the policy to compensate us for:

   >  our expenses in selling the policy;

   >  underwriting and issuing the policy;

   >  premium and federal taxes incurred on premiums received;

   >  providing the insurance benefits set forth in the policy; and

   >  assuming certain risks in connection with the policy.

The nature and amount of these charges are more fully described in sections below.

When we issue policies under group or sponsored arrangements, we may reduce or eliminate the:

   >  issue expense charge; and/or

   >  surrender charge.

Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, Phoenix tries to pass these savings onto the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.

CHARGES DEDUCTED FROM PREMIUM PAYMENTS

PREMIUM TAX CHARGE

Various states (and counties and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.62% to 4% of premiums paid. Moreover, certain municipalities in Louisiana, Kentucky, Alabama and South Carolina also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. Single life policies will be assessed a tax charge equal to 2.25% of the premiums paid. Multiple life policies will be assessed the actual premium tax incurred. These charges are deducted from each premium payment.

FEDERAL TAX CHARGE

A charge equal to 1.50% of each premium will be deducted from each premium payment on a single life policy to cover the estimated cost to us of the federal income tax treatment of deferred acquisition costs. There is no Federal Tax charge on multiple life policies.

PERIODIC CHARGES

MONTHLY CHARGES

We make monthly deductions on each monthly calculation day. The amount we deduct is allocated among subaccounts and the nonloaned portion of the Guaranteed Interest Account based on your specified allocation schedule.

You will select this schedule in your application, and you can change it later. If the amount allocated to a subaccount or the nonloaned portion of the Guaranteed Interest Account is less than the amount to be deducted, we will proportionally increase the deduction from the other subaccounts or Guaranteed Interest Account.

> ISSUE EXPENSE CHARGE. This charge helps us pay the underwriting and start-up expenses we incur when we issue a policy. For single life policies we charge $1.50 per $1,000 of initial face amount to a maximum of $600. For multiple life policies we charge $150. You will incur a new issue expense charge if you increase your policy's face amount. We will assess the new charge only on the amount of the increase.

   We deduct this charge in twelve equal installments for the year following policy issue or a face amount increase. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.

> ADMINISTRATIVE CHARGE. We currently charge $5 to cover the cost of daily administration, monthly processing, updating daily values and for annual/quarterly statements. We guarantee this charge will never exceed $10 per month.

> COST OF INSURANCE. We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy's death benefit and your policy value. We generally base our rates on the insured person's gender, attained age, and risk class. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We base the current monthly cost of insurance charge on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 100% of the 1980 Commissioners' Standard Ordinary Mortality Table, adjusted for risk classifications. We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time.

   We currently insure each life as either a standard risk class or a risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. A life in the standard risk classes will have a lower cost of insurance for an otherwise identical policy, than a life in a higher mortality risk class. A nonsmoker will generally incur a lower cost of insurance than a similarly situated smoker.

> COST OF OPTIONAL INSURANCE BENEFITS. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider. These options are available if approved in your state.

   Certain riders are available at no charge:

   o LIVING BENEFITS RIDER (for single life policies). This rider allows, in the event of terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit, to a maximum of $250,000, with the proviso that a minimum of $10,000 face amount remain on the policy thereafter.

   o CASH VALUE ACCUMULATION RIDER (for single life policies). You must elect this rider before we issue your policy. The rider generally allows you to pay more premium than would otherwise be permitted.

   o WHOLE LIFE EXCHANGE OPTION RIDER (for single life policies). This rider permits you to exchange Policy for a fixed benefit whole life policy at the later of age 65 Policy year 15. This rider is no longer available.

   o POLICY EXCHANGE OPTION RIDER (for multiple life policies). This rider provides for the exchange of the multiple life policy for single life policies.

   We charge for providing benefits under the following riders:

   o DISABILITY WAIVER OF SPECIFIED PREMIUM RIDER (for single life policies) charges will depend on the age and gender of the person we insure, and the amount of premium waived. We also offer this rider with substandard ratings of 150% and 200%. We insure people from age 5 through 60 under this rider and terminate the rider when the insured person reaches age 65.

   o ACCIDENTAL DEATH BENEFIT RIDER (for single life policies) charges vary based on age, sex, and amount of additional death benefit.

   o PURCHASE PROTECTION PLAN RIDER (for single life policies) charges vary based on age. The maximum number of PPP units allowed varies with issue age and cannot be more than twice the initial base face amount in thousands. This rider is available to those we insure up to age 37.

   o CHILD TERM RIDER charges (for single life policies) depend on the child's age and gender, and the Rider's face amount. This rider is available for children up to age 17, and will terminate when the child reaches age 25.

   o FAMILY TERM RIDER (for single life policies) charges vary based on the age(s), gender(s), smoker classification(s) of the family members and with the Rider' face amount. This rider is available for family members of the person insured under the policy who are between the ages of 18 and 60, and will terminate when the family member reaches age 70.

   o BUSINESS TERM RIDER (for single life policies) charges vary based on age(s), gender(s), smoker classification(s), and table rating(s), and the Rider's face amount.

   o DEATH BENEFIT PROTECTION RIDER (for single life policies) charge is based upon the face amount.

   o DISABILITY BENEFIT RIDER (for multiple life policies) charge is based On the age(s), gender(s), smoker classification(s), specified amount and the number of insureds.

   o SURVIVOR PURCHASE OPTION RIDER (for multiple life policies) charge is Based upon the face amount of the policy.

   o TERM INSURANCE RIDER (for multiple life policies) based on the age(s), gender(s), smoker classifications of the persons insured's.

DAILY CHARGES

We deduct a percentage each business day from every subaccount. This deduction is reflected in each subaccount's daily value.


> MORTALITY AND EXPENSE RISK CHARGE. We assume a mortality risk that, as a whole, the lives we insure may be shorter than we expected. We would then pay greater total death benefits than we had expected.


   We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

   We also assume other risks associated with issuing the policies, such as incurring greater than expected costs due to policy loans.

If our expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

We will deduct this charge only from your investments in the Separate Account. We do not make any deduction for this charge from policy value allocated to the Guaranteed Interest Account.

Mortality and Expense Risk Charge:

Single Life Policies:

>  Policy years 1 through 15:  .80% annually;

>  Policy years 16 and after:  .25% annually.

Multiple Life Policies:

>  For all policy years:   .80% annually.


> LOAN INTEREST CHARGED. We charge your policy for outstanding loans at the rates illustrated in the tables below. As shown, the rate we charge your policy is higher than the rate we credit the loaned portion of the Guaranteed Interest Account. These rates apply until the person insured reaches age 65; the rates for years 16 and after apply after attained age 65.


>  Single Life Policies
   o  Policy years 1-10 (or insured's age 65 if earlier):      4%
   o  Policy years 11-15:                                      3%
   o  Policy years 16 and thereafter:                     2(1/2)%

>  Single Life policies - New York and New Jersey only
   o  Policy years 1-10 (for insured's age 65 if earlier):     6%
   o  Policy years 11-15:                                      5%
   o  Policy years 16 and thereafter:                     4(1/2)%

>  Multiple Life Policies
   o  Policy years 1-1-:                                       8%
   o  Policy years 11 and thereafter:                          7%


Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.


CONDITIONAL CHARGES

These are other charges that are imposed only if certain events occur.


> SURRENDER CHARGE. During the first 10 policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid only if the policy is surrendered (or the face amount is reduced or the policy lapses) during this period. They are deferred charges because they are not deducted from premiums.

   During the first 10 policy years, the surrender charge described below will apply if you either surrender the policy for its cash surrender value or allow the policy to lapse. There is no Surrender charge after the 10th policy year. During the first 2 policy years on single life policies and during the first 10 policy years on multiple life policies, the maximum surrender charge that a policyowner could pay while he or she owns the policy is the amount shown in the policy's surrender charge schedule, or equal to Either A plus B (as shown below), whichever is less. After the first 2 policy years on single life policies, the maximum surrender charge that a policyowner could pay is based on the amount shown in the policy's surrender charge schedule.

   A is equal to:

   1) 28.5% of all premiums paid (up to and including the amount stated in the policy's surrender charge schedule, which is calculated according to a formula contained in a SEC rule); plus

   2) 8.5% of all premiums paid in excess of this amount but not greater than twice this amount; plus

   3) 7.5% of all premiums paid in excess of twice this amount.

   B is equal to $5 per $1,000 of initial face amount.

   The following is the surrender charge schedule for a male age 35 in the nonsmoker classification at a face amount of $100,000.


--------------------------------------------------
              SURRENDER CHARGE SCHEDULE
--------------------------------------------------
POLICY      SURRENDER      POLICY      SURRENDER
MONTH        CHARGE        MONTH        CHARGE
 1-60       $1307.54         91         $933.20
  61         1295.46         92          921.13
  62         1283.39         93          909.05
  63         1271.31         94          896.97
  64         1259.24         95          884.90
  65         1247.16         96          872.82
  66         1235.08         97          836.39
  67         1223.01         98          799.95
  68         1210.93         99          763.52
  69         1198.86        100          727.09
  70         1186.78        101          690.65
  71         1174.71        102          654.22
  72         1162.63        103          617.78
  73         1150.56        104          581.35
  74         1138.48        105          544.91
  75         1126.41        106          508.48
  76         1114.33        107          472.05
  77         1102.26        108          435.61
  78         1090.18        109          399.18
  79         1078.10        110          362.74
  80         1066.03        111          326.31
  81         1053.95        112          289.97
  82         1041.88        113          253.44
  83         1029.80        114          217.01
  84         1017.73        115          180.57
  85         1005.65        116          144.14
  86          993.58        117          107.70
  87          981.50        118           71.27
  88          969.43        119           34.83
  89          957.35        120             .00
  90          945.28

> PARTIAL SURRENDER FEE. In the case of a partial surrender, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each subaccount and Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.

> PARTIAL SURRENDER CHARGE. If less than all of the policy is surrendered, the amount withdrawn is a "partial surrender." A charge as described below is deducted from the policy value upon a partial surrender of the policy. This is equal to the charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value. We withdraw this amount from the subaccounts and the Guaranteed Interest Account in the same proportion as for the withdrawal.

   A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the policy prior to the decrease.


> TRANSFER CHARGE. Currently we do not charge for transfers between subaccounts, however we reserve the right to charge up to $10 for each transfer in excess of two each calendar year.


OTHER TAX CHARGES

Currently no charge is made to the Account for federal income taxes that may be attributable to the Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Account.

FUND CHARGES

As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series. We provide a table of these charges in Appendix A.

These fund charges and other expenses are described more fully in the accompanying fund prospectuses.

THE POLICY
-------------------------------------------------------------------------------
CONTRACT RIGHTS: OWNER, INSURED, BENEFICIARY

OWNER

The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms "you" or "your", in this prospectus, we are referring to the owner.

INSURED

The insured is the person on whose life the policy is issued. You name the insured in the application for the policy. We will not issue a policy for an insured that is more than 75 years old. Before issuing a policy, we will require evidence that the insured is, in fact, insurable. This will usually require a medical examination.

BENEFICIARY

The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to VULA. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

CONTRACT LIMITATIONS

ASSIGNMENT

The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

PURCHASING A POLICY

UNDERWRITING PROCEDURES

We base our rates on the insured person's gender, attained age, and risk class. We also consider the duration, or how long the policy has been in force. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans.

We will accept payment with your application and allocate the premium as described below. We may refuse to issue your policy within 5 business days, in which case we will provide a policy refund, as outlined below.

ELIGIBLE PURCHASERS

Any person up to the age of 75 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You can purchase a policy to insure the life of another person provided that you have an insurable interest in that life and the prospective insured consents. A policy also can be purchased to cover from 2 to 5 lives under one policy, for any person up to age of 80. Under such a multiple life policy, the death benefit is paid upon the first death under the policy; the policy then terminates. Such a policy could be purchased on the lives of spouses, family members, business partners or other related groups.

PREMIUM PAYMENTS

The policies are flexible premium variable universal life insurance policies. It has a death benefit, cash surrender value and a loan privilege as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you may allocate your premium into one or more of several subaccounts of the Account or the Guaranteed Interest

Account. Each subaccount of the Account, in turn, invests its assets exclusively in a portfolio of the funds. The policy value varies according to the investment performance of the series to which premiums have been allocated.

The minimum issue premium for a policy is generally 1/6 of the planned annual premium (an amount determined at the time of application) and is due on the policy date. The insured must be alive when the issue premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the schedule page of the policy. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.

A number of factors concerning the person you insure and the policy features you desire will affect our required issue premium. The person's age, gender and risk class can affect the issue premium, as can policy features such as face amount and added benefits. We will generally allocate the issue premium, less applicable charges, according to your instructions when we receive your completed application. We may issue some policies with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net issue premium and the net of other premiums paid during your right to cancel period to the Phoenix-Goodwin Money Market subaccount. When your right to cancel expires we allocate the policy value among the subaccounts and/or the Guaranteed Interest Account according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.

We reduce premium payments by the premium tax charge before we apply them to your policy. Single life policies will also be reduced by a federal tax charge of 1.50%. We will apply this net premium among your chosen investment options. We will buy any subaccount units at the subaccount unit values next calculated after we receive the premium. We establish maximum premium limits and may change them from time to time. You may make additional premium payments at any time. The minimum premium payment during a grace period is the amount needed to prevent policy lapse. At all other times the minimum acceptable payment is $25. The policy contains a total premium limit as shown on the schedule page. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each subaccount or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

PAYMENT BY CHECK

We may wait to credit your policy if you pay by check until your check has cleared your bank.

AUTOMATED PAYMENTS

You may elect to have us deduct periodic premium payments directly from your bank account. The minimum we will withdraw under such a plan is $25 per month.

ALLOCATION OF PREMIUM

We will generally allocate the issue premium less applicable charges to the Account or to the Guaranteed Interest Account upon receipt of a completed application, in accordance with the allocation instructions in the application for a policy. However, policies issued in certain states and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the Phoenix-Goodwin Money Market Subaccount of the Account and, at the expiration of the right to cancel period, the policy value of the Phoenix-Goodwin Money Market Subaccount is allocated among the subaccounts of the Account or to the Guaranteed Interest Account in accordance with the applicant's allocation instructions in the application for insurance.

Premium payments received by us will be reduced by applicable state premium tax charge and, for the single policies, by 1.50% for federal tax charges
(if applicable). The issue premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.

Premium payments received during a grace period, after deduction of state and federal tax charges and any sales charge, will first be used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various subaccounts of the Account or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See "Transfer of Policy Value--Nonsystematic Transfers."

POLICY REFUND

Should you elect to return your policy under your right to cancel we will treat your policy as if we had never issued it. For policies other than those issued with a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned policy:

1) the current policy value less any unpaid loans and loan interest; plus

2) any monthly deductions, partial surrender fees and other charges made under the policy.

For policies issued with the Temporary Money Market Amendment, the amount returned will equal any premiums paid less any unpaid loans and loan interest and less any partial surrender amounts paid.

We retain the right to decline to process an application within 7 days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund while you have your right to cancel.

GENERAL
-------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS

GENERAL

Payment of any amount upon complete or partial surrender, policy loan or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:

> for up to 6 months from the date of the request, for any transactions dependent upon the value of the Guaranteed Interest Account;

> whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted as determined by the SEC; or

> whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.

Transfers also may be postponed under these circumstances.

OPTIONAL INSURANCE BENEFITS

You may elect additional benefits under a policy, and you may cancel these benefits at anytime. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the policy if any of these benefits is chosen. The following benefits are currently available and additional riders may be available as described in the policy (if approved in your state).

SINGLE LIFE POLICIES

> DISABILITY WAIVER OF SPECIFIED PREMIUM RIDER. We waive the specified premium if the insured becomes totally disabled and the disability continues for at least six months. Premiums will be waived to the policy anniversary nearest the insured's 65th birthday (provided that the disability continues). If premiums have been waived continuously during the entire 5 years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the Insured is totally disabled and that the disability occurred while the rider was in force.

> ACCIDENTAL DEATH BENEFIT RIDER. An additional death benefit will be paid before the policy anniversary nearest the insured's 75th birthday, if:

   o  the insured dies from bodily injury that results from an accident; and

   o  the insured dies no later than 90 days after injury.

> DEATH BENEFIT PROTECTION RIDER. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease, provided that certain minimum premiums are paid. Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the insured must be 20. Three death benefit guarantee periods are available. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The three available guarantee periods are:

   1 death benefit guaranteed until the later of the policy anniversary nearest the insured's 70th birthday or policy year 7;

   2 death benefit guaranteed until the later of the policy anniversary nearest the insured's 80th birthday or policy year 10;

   3 death benefit guaranteed until the later of the policy anniversary nearest the insured's 95th birthday.

   Death benefit guarantee periods 1 or 2 may be extended provided that the policy's cash surrender value is sufficient and you pay the new minimum required premium.

   For policies issued in New York, 2 guarantee periods are available:

   1 The policy anniversary nearest the Insured's 75th birthday or the 10th policy year; or

   2 The policy anniversary nearest the Insured's 95th birthday.

> PURCHASE PROTECTION PLAN RIDER. Under this rider you may, at predetermined future dates, purchase additional insurance protection without evidence of insurability.

> LIVING BENEFITS RIDER. Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit (up to a maximum of $250,000) is available. The minimum face amount of the policy after any such accelerated benefit payment is $10,000. There is no charge for this rider.

> CASH VALUE ACCUMULATION RIDER. This rider generally permits you to pay more in premium than otherwise would be permitted. This rider must be elected before the policy is issued. There is no charge for this rider.

> CHILD TERM RIDER. This rider provides annually renewable term coverage on children of the insured who are between 14 days old and age 18. The term insurance is renewable to age 25. Each child will be insured under a separate rider and the amount of insurance must be the same. Coverage may be converted to a new whole life or variable insurance policy at any time prior to the policy anniversary nearest insured child's 25th birthday.

> FAMILY TERM RIDER. This rider provides annually renewable term insurance coverage to age 70 on the insured or members of the insured's immediate family who are at least 18 years of age. The rider is fully convertible through age 70 for each insured to either a fixed benefit or variable policy.

> BUSINESS TERM RIDER. This rider provides annually renewable term insurance coverage to age 95 on the life of the insured under the base policy. The face amount of the term insurance may be level or increasing. The initial rider death benefit cannot exceed 6 times the initial base policy. This rider is available only for policies sold in the corporate-owned life insurance market, employer-sponsored life insurance market or other business-related life insurance market.

> WHOLE LIFE EXCHANGE OPTION RIDER. This rider permits you to exchange the policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. There is no charge for this option. This option is no longer available.

MULTIPLE LIVES POLICIES

> DISABILITY BENEFIT RIDER. In the case of disability of the insured, a specified monthly amount may be credited to the policy and the monthly deductions will be waived. A Disability Benefit rider may be provided on any or all eligible insureds. The specified amount selected must be the same for all who elect coverage.

>  SURVIVOR PURCHASE OPTION RIDER. The survivor(s) may purchase a new
   Multiple Life Policy for a face amount equal to that of the original policy upon the first death. The new policy will be based upon attained age rates.


> TERM INSURANCE RIDER. The Term Insurance Rider enables the face amount of coverage on each life to be individually specified. A rider is available for each insured and the face amount of coverage under the rider may differ for each insured. Based upon the policyowner's election at issue, the rider will provide coverage for all insureds to either age 70 or maturity of the policy. The termination age specified must be the same for all insureds.

> Policy Exchange Option Rider. The Multiple Life Policy may be exchanged for single life policies where the total face amount under the policies is no greater than that under the original policy. There is no charge for this rider.


DEATH BENEFIT

GENERAL

The death benefit under Option 1 equals the policy's face amount on the date of the death of the insured or, if greater, the minimum death benefit on the date of death.

Under Option 2, the death benefit equals the policy's face amount on the date of the death of the insured, plus the policy value or, if greater, the minimum death benefit on that date.

Under either option, the minimum death benefit is the policy value on the date of death of the insured increased by a percentage determined from a table contained in the policy. This percentage will be based on the insured's attained age at the beginning of the policy year in which the death occurs. If no option is elected, Option 1 will apply.


Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.


REQUESTS FOR INCREASE IN FACE AMOUNT

Any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the insured's age 75. The charge for the increase is $1.50 per $1,000 of face amount increase requested subject to a maximum of $600. No additional monthly administration charge will be assessed for face amount increase. We will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not you pay an additional premium in connection with the increase. The surrender charge applicable to the policy also will increase. At the time of the increase, the cash value must be sufficient to pay the monthly deduction on that date, or additional premiums will be paid on or before the effective date. Also, a new Free Look Period (see "The Summary - Right to Cancel") will be established for the amount of the increase.

PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT: EFFECT ON DEATH BENEFIT

A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from policy value based on the amount of the decrease or partial surrender. If the charge is a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the charge is a partial surrender, the death benefit under a policy would be reduced immediately. A decreased in the death benefit may have certain income tax consequences. See "Federal Income Tax Considerations."

REQUESTS FOR DECREASE IN FACE AMOUNT

You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the policy before the decrease).

PAYMENT OF PROCEEDS
-------------------------------------------------------------------------------

SURRENDER AND DEATH BENEFIT PROCEEDS
Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within 7 days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated, e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

Under a policy covering multiple lives, the death proceeds will be paid upon the first death under the policy. In addition, Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit (up to maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.

While the insured is living, you may elect a payment option for payment of the death proceeds to the beneficiary. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS
All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

OPTION 1--LUMP SUM

payment in one lump sum.

OPTION 2--LEFT TO EARN INTEREST

A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD

Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN

Equal installments are paid until the later of:

>  the death of the payee; or

>  the end of the period certain.

The first payment will be on the date of settlement.

The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

>  10 years;

>  20 years; or

>  until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3(3/8)% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3(1/4)% per year.

OPTION 5--LIFE ANNUITY

Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 31/2% per year.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT

Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in 1 sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN

The first payment will be on the date of settlement. Equal installments are paid until the latest of:

>  the end of the 10-year period certain;

>  the death of the insured; or

>  the death of the other named annuitant.

The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3(3/8)% per year.

For additional information concerning the above payment options, see the policy.

SURRENDERS

GENERAL

At any time during the lifetime of the insured(s) and while the policy is in force, you may partially or fully surrender the policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at VPMO.

Upon partial or full surrender, we generally will pay to you the amount surrendered within 7 days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed.

See "General Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Income Tax Considerations."

FULL SURRENDERS

If the policy is being fully surrendered, the policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Conditional Charges-Surrender Charge" and "Payment Options."

PARTIAL SURRENDERS

You may obtain a partial surrender of the policy by requesting payment of the policy's cash surrender value. It is possible to do this at any time during the lifetime of the insured, while the policy is in force, with a written request to VPMO. We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any subaccount or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that subaccount or the Guaranteed Interest Account.

Upon a partial surrender, the policy value will be reduced by the sum of the following:

> The partial surrender amount paid--this amount comes from a reduction in the policy's share in the value of each subaccount or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each subaccount will be made in the same manner as that provided for monthly deductions.

> The partial surrender fee--this fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each subaccount or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid.

> A partial surrender charge--this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the subaccount or the Guaranteed Interest Account in the same manner as provided for the partial surrender amount paid.

The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. The face amount of the policy will be reduced by the same amount as the policy value is reduced as described above.

TRANSFER OF POLICY VALUE


TRANSFERS


Transfers among available subaccounts or the Guaranteed Interest Account and changes in premium payment allocations may be requested in writing or by calling VULA at 800/541-0171, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Written requests for transfers will be executed on the date we receive the request. Telephone transfers will be effective on the date the request is made except as noted below. Unless you elect in writing not to authorize telephone transfers or premium allocation changes, telephone transfer orders and premium allocation changes also will be accepted on your behalf from your registered representative. We will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to you. To the extent that we fail to follow procedures reasonably designed to prevent unauthorized transfers, we may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you bear the risk of loss resulting from instructions entered by an unauthorized third party that we reasonably believe to be genuine. The telephone transfer and allocation change privileges may be modified or terminated at any time. During times of extreme market volatility, these privileges may be difficult to exercise. In such cases, you should submit a written request.

Although currently there is no charge for transfers, in the future we may charge a fee of $10 for each transfer after the first 2 transfers in a policy year. Transfers under the Systematic Transfer Program do not count against these limitations.

We reserve the right to refuse to transfer amounts less than $500 unless:

> the entire balance in the subaccount or the Guaranteed Interest Account is being transferred; or

>  the transfer is part of the Systematic Transfer Program.

We also reserve the right to prohibit a transfer to any subaccount of the Account if the value of your investment in that subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a subaccount or the Guaranteed Interest Account be transferred if the value of your investment in that subaccount would be less than $500 immediately after the transfer.

You may make only 1 transfer per policy year from the nonloaned portion of the Guaranteed Interest Account unless:

1) the transfer(s) are made as part of a Systematic Transfer Program, or

2) we agree to make an exception to this rule.

The amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the nonloaned portion of the Guaranteed Interest Account at the time of the transfer.

A nonsystematic transfer from the nonloaned portion of the Guaranteed Interest Account will be processed on the day such request is received by VPMO.

Transfers into the Guaranteed Interest Account and among the subaccounts may be made anytime. We reserve the right to limit the number of subaccounts in which you may invest to a total of 18 at any one time or over the life of the policy. We may limit you to less than 18 if we are required to do so by any federal or state law.


Because excessive exchanges between subaccounts can hurt fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to follow a timing pattern, including those who request more than one exchange out of a subaccount within any 30-day period. We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple policy owners), unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party transfer service agreement. If we reject a transfer request for any of these reasons, we will notify you of our decision in writing.


If a policy has been issued with a Temporary Money Market Allocation Amendment, no transfers may be made until your right to cancel the policy expires.


SYSTEMATIC TRANSFER PROGRAMS

You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.

We base transfers under a Systematic Transfer Program on the subaccount values on the first day of the month following our receipt of your transfer request. Should the first day of the month fall on a holiday or weekend, we will process the transfer on the next business day. You may have only one program in effect at a time.

DOLLAR COST AVERAGING PROGRAM: Dollar Cost Averaging periodically transfers policy value from one of the subaccounts or from the Guaranteed Interest Account (a "source account") to one or several of the available subaccounts ("target subaccounts"). You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:

>  $25 monthly                     >  $150 semiannually

>  $75 quarterly                   >  $300 annually

You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers must be made in approximately equal amounts over a minimum of 18 months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.

You may start or discontinue this program at any time by submitting a written request to VPMO or calling VULA (see page 1). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. The Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.

ASSET REBALANCING PROGRAM: Under this program, we transfer policy value among the subaccounts to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semi-annually or annually. We do not permit transfers to or from the Guaranteed Interest Account.

You may start or discontinue this program at any time by submitting a written request to VPMO or calling VULA (see page 1). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. The Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect. We do not charge for this program.


LOANS

Generally, while the policy is in force, a loan may be taken against the policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.

The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy's share of the subaccounts or the nonloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each subaccount or the nonloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the Guaranteed Interest Account will increase at an effective annual rate of 2% (4% in New York and New Jersey only) on single life policies and 6% on multiple life policies, compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the nonloaned portion of the Guaranteed Interest Account.

Debt may be repaid at any time during the lifetime of the insured while the policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the Guaranteed Interest Account. The nonloaned portion of the Guaranteed Interest Account will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the subaccounts as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

Payments received by us for the policy will be applied directly to reduce outstanding debt unless specified as a premium payment by you. Until the debt is fully repaid, additional debt repayments may be made at any time during the lifetime of the insured while the policy is in force.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.


Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas non-loaned policy value varies with the investment performance of the chosen subaccounts or at the rate we credit the non-loaned portion of the Guaranteed Interest Account. Loans can also reduce your policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit. The amount available for a full surrender is similarly reduced by the amount of any outstanding loans and loan interest.


The proceeds of policy loans may be subject to federal income tax. See "Federal Income Tax Considerations."

In the future, we may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.


Loan interest rate are as follows:

>  Single Life Policies

   o  Policy years 1-10:                     4%

   o  Policy years 11-15:                    3%

   o  Policy years 16 and thereafter*:    21/2%

>  Single Life policies - New York and New Jersey only

   o  Policy years 1-10:                     6%

   o  Policy years 11-15:                    5%

   o  Policy years 16 and thereafter*:  4(1/2)%

*These rates also apply after the insured attains age 65.

>  Multiple Life Policies

   o  Policy years 1-10:                     8%

   o  Policy years 11 and thereafter:        7%


You will pay interest on the loan at the noted effective annual rates, compounded daily and payable in arrears.

At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your subaccounts and the nonloaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the subaccounts or nonloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the subaccounts or the nonloaned portion of the Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the subaccounts or the nonloaned portion of the Guaranteed Interest Account earn more than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value does not increase as rapidly as it would have had no loan been made. If the subaccounts or the Guaranteed Interest Account earn less than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the policy's death benefit due to any resulting differences in cash surrender value.

LAPSE

Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force to its maturity date.

If on any monthly calculation day during the first 8 policy years, the policy value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. If on any monthly calculation day during any subsequent policy year, the cash surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction.

During the grace period, the policy will continue in force but subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not until 30 days has passed after we have mailed a written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the subaccounts or to the Guaranteed Interest Account according to the current premium allocation schedule. In determining the amount of "excess" premium to be applied to the subaccounts or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.

FEDERAL INCOME TAX CONSIDERATIONS
-------------------------------------------------------------------------------

The following is a brief summary of our interpretation of federal tax treatment of amounts accumulated under and distributed from the policy. We give a more complete discussion in the Statement of Additional Information ("SAI") which is incorporated into this prospectus by reference. You can get a copy of the SAI free of charge: see the back cover of this prospectus. We make no attempt to address estate and inheritance taxes, or any state, local or other tax laws. For complete information on federal and state income tax considerations consult your income tax advisor.

We suggest you consult with your tax advisor in advance of making a decrease in death benefits, or a full or partial surrender of your policy.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
You will be taxed on loans and payments from a modified endowment contract on the portion of the amount received that is considered income, or gain in contract value. This policy can be modified endowment contracts if it fails to meet what is known as "the 7-pay test." This test compares your policy to a hypothetical life insurance policy of identical face amount which requires 7 equal annual premiums to be "fully paid-up," continuing to provide a level death benefit without the need for any further premiums. A policy becomes a modified endowment contract if, at any time during the first 7 years, the total premiums paid into the policy exceed the total premiums that you would have paid into the hypothetical policy.

Amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions for taxpayers who are age 59(1/2) or older, disabled or taken as part of a periodic payment plan for the life expectancy of the beneficiary or beneficiaries.

FULL SURRENDER

You can be taxed on the amount of a full surrender that exceeds the amount of premiums you paid. You may be liable for an additional 10% "penalty tax" if the policy is a modified endowment contract.

PARTIAL SURRENDER

Partial surrenders from a modified endowment contract are fully taxable to the extent of income (gain) in the policy and may be subject to an additional 10% tax. If the policy is not a modified endowment contract, partial surrenders still may be taxable. The benefit payment under the Living Benefits Rider is not considered a partial surrender.

LOANS

We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax.

BUSINESS-OWNED POLICIES

If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT

Changing the policy owner or the insured or an exchange or assignment of the policy may have tax consequences depending on the circumstances.

FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


The financial statements of Phoenix Life Variable Universal Life Account (Flex Edge, Flex Edge Success(R), Joint Edge(R) and Individual Edge(R)) at December 31, 2002 and the results of their operations and the changes in their net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 are contained in the Statement of Additional Information (SAI), which you can get free of charge by calling the toll free number given on page 1. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Account or on Guaranteed Interest Account rates that we credit during a guarantee period.

APPENDIX A - INVESTMENT OPTIONS
-------------------------------------------------------------------------------

INVESTMENT TYPE



--------------------------------------------------------------------------------------------------------------------------------
                                                                                 Investment Type
                                                ----------------------------------------------------------------------------------
                                                         Domestic   Domestic   Domestic   Growth &          International   Money
               Series                             Bond    Blend      Growth      Value     Income    Index      Growth      Market
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                                                                                   *
Phoenix-AIM Mid-Cap Equity                                *
Phoenix-Alliance/Bernstein Enhanced Index                                                             *
Phoenix-Alliance/Bernstein Growth + Value                            *           *
Phoenix-Duff & Phelps Real Estate Securities                                                *
Phoenix-Engemann Capital Growth                                      *
Phoenix-Engemann Small & Mid-Cap Growth                              *
Phoenix-Goodwin Money Market                                                                                                  *
Phoenix-Goodwin Multi-Sector Fixed Income         *
Phoenix-Hollister Value Equity                                                   *
Phoenix-Janus Flexible Income                     *
Phoenix-Kayne Large-Cap Core                              *
Phoenix-Kayne Small-Cap Quality Value                                            *
Phoenix-Lazard International Equity Select                                                                       *
Phoenix-Lazard Small-Cap Value                                                   *
Phoenix-Lazard U.S. Multi-Cap                                                    *
Phoenix-Lord Abbett Bond-Debenture                *
Phoenix-Lord Abbett Large-Cap Value                                              *
Phoenix-Lord Abbett Mid-Cap Value                                                *
Phoenix-MFS Investors Growth Stock                                   *
Phoenix-MFS Investors Trust                                                                 *
Phoenix-MFS Value                                                                *
Phoenix-Northern Dow 30                                                                               *
Phoenix-Northern Nasdaq-100 Index(R)                                                                  *
Phoenix-Oakhurst Growth and Income                                                          *
Phoenix-Oakhurst Strategic Allocation                                                       *
Phoenix-Sanford Bernstein Global Value                                                                                       *
Phoenix-Sanford Bernstein Mid-Cap Value                                          *
Phoenix-Sanford Bernstein Small-Cap Value                                        *
Phoenix-Seneca Mid-Cap Growth                                        *
Phoenix-Seneca Strategic Theme                                       *
Phoenix-State Street Research Small-Cap Growth                       *
AIM V.I. Capital Appreciation Fund                                   *
AIM V.I. Premier Equity Fund                              *
Alger American Leveraged AllCap Portfolio                            *
Federated Fund for U.S. Government Securities II  *
Federated High Income Bond Fund II                *
VIP Contrafund(R) Portfolio                                          *
VIP Growth Opportunities Portfolio                                   *
VIP Growth Portfolio                                                 *
Mutual Shares Securities Fund                                                               *
Templeton Foreign Securities Fund                                                                                *
Templeton Growth Securities Fund                                                                                 *
Scudder VIT EAFE(R) Equity Index Fund                                                                 *
Scudder VIT Equity 500 Index Fund                                                                     *
Technology Portfolio                                                 *
Wanger Foreign Forty                                                                                             *
Wanger International Small Cap                                                                                   *
Wanger Twenty                                                        *
Wanger U.S. Smaller Companies                                        *
----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISORS


----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Advisors
                                                ----------------------------------------------------------------------------------
                                                     Phoenix           Phoenix         Duff & Phelps                  Fred Alger
                                                   Investment         Variable          Investment     AIM Advisors,  Management,
                    Series                         Counsel, Inc.   Advisors, Inc.     Management Co.        Inc.          Inc.
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                        *
Phoenix-AIM Mid-Cap Equity                                                 *
Phoenix-Alliance/Bernstein Enhanced Index                                  *
Phoenix-Alliance/Bernstein Growth + Value                                  *
Phoenix-Duff & Phelps Real Estate Securities                                               *
Phoenix-Engemann Capital Growth                       *
Phoenix-Engemann Small & Mid-Cap Growth               *
Phoenix-Goodwin Money Market                          *
Phoenix-Goodwin Multi-Sector Fixed Income             *
Phoenix-Hollister Value Equity                        *
Phoenix-Janus Flexible Income                                              *
Phoenix-Kayne Large-Cap Core                          *
Phoenix-Kayne Small-Cap Quality Value                 *
Phoenix-Lazard International Equity Select                                 *
Phoenix-Lazard Small-Cap Value                                             *
Phoenix-Lazard U.S. Multi-Cap                                              *
Phoenix-Lord Abbett Bond-Debenture                                         *
Phoenix-Lord Abbett Large-Cap Value                                        *
Phoenix-Lord Abbett Mid-Cap Value                                          *
Phoenix-MFS Investors Growth Stock                                         *
Phoenix-MFS Investors Trust                                                *
Phoenix-MFS Value                                                          *
Phoenix-Northern Dow 30                                                    *
Phoenix-Northern Nasdaq-100 Index(R)                                       *
Phoenix-Oakhurst Growth and Income                    *
Phoenix-Oakhurst Strategic Allocation                 *
Phoenix-Sanford Bernstein Global Value                                     *
Phoenix-Sanford Bernstein Mid-Cap Value                                    *
Phoenix-Sanford Bernstein Small-Cap Value                                  *
Phoenix-Seneca Mid-Cap Growth                         *
Phoenix-Seneca Strategic Theme                        *
Phoenix-State Street Research Small-Cap Growth                             *
AIM V.I. Capital Appreciation Fund                                                                          *
AIM V.I. Premier Equity Fund                                                                 *
Alger American Leveraged AllCap Portfolio                                                                                  *
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II
VIP Contrafund(R) Portfolio
VIP Growth Opportunities Portfolio
VIP Growth Portfolio
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Asset Allocation Fund
Templeton Growth Securities Fund
Scudder VIT EAFE(R) Equity Index Fund
Scudder VIT Equity 500 Index Fund
Technology Portfolio
Wanger Foreign Forty
Wanger International Small Cap
Wanger Twenty
Wanger U.S. Smaller Companies

----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Advisors
                                                ----------------------------------------------------------------------------------
                                                                                     Fidelity                           Morgan
                                                   Deutsche          Federated       Management        Franklin          Stanley
                                                    Asset            Investment         and             Mutual        Investment
                                                  Management,        Management       Research         Advisers,       Management
                    Series                            Inc.            Company         Company             LLC             Inc.
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Enhanced Index
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Duff & Phelps Real Estate Securities
Phoenix-Engemann Capital Growth
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Goodwin Money Market
Phoenix-Goodwin Multi-Sector Fixed Income
Phoenix-Hollister Value Equity
Phoenix-Janus Flexible Income
Phoenix-Kayne Large-Cap Core
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Lazard International Equity Select
Phoenix-Lazard Small-Cap Value
Phoenix-Lazard U.S. Multi-Cap
Phoenix-Lord Abbett Bond-Debenture
Phoenix-Lord Abbett Large-Cap Value
Phoenix-Lord Abbett Mid-Cap Value
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Northern Dow 30
Phoenix-Northern Nasdaq-100 Index(R)
Phoenix-Oakhurst Growth and Income
Phoenix-Oakhurst Strategic Allocation
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
Phoenix-State Street Research Small-Cap Growth
AIM V.I. Capital Appreciation Fund
AIM V.I. Premier Equity Fund
Alger American Leveraged AllCap Portfolio
Federated Fund for U.S. Government Securities II                           *
Federated High Income Bond Fund II                                         *
VIP Contrafund(R) Portfolio                                                                *
VIP Growth Opportunities Portfolio                                                         *
VIP Growth Portfolio                                                                       *
Mutual Shares Securities Fund                                                                              *
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Asset Allocation Fund
Templeton Growth Securities Fund                      *
Scudder VIT EAFE(R) Equity Index Fund                 *
Scudder VIT Equity 500 Index Fund                                                                                          *
Technology Portfolio
Wanger Foreign Forty
Wanger International Small Cap
Wanger Twenty
Wanger U.S. Smaller Companies

-----------------------------------------------------------------------------------------------------------------
                                                                           Advisors
                                                -----------------------------------------------------------------
                                                  Templeton        Templeton          Templeton        Wanger
                                                    Asset           Global            Investment       Asset
                                                 Management,        Advisors           Counsel,      Management,
                    Series                          Ltd.            Limited               Inc.          L.P.
-----------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Enhanced Index
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Duff & Phelps Real Estate Securities
Phoenix-Engemann Capital Growth
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Goodwin Money Market
Phoenix-Goodwin Multi-Sector Fixed Income
Phoenix-Hollister Value Equity
Phoenix-Janus Flexible Income
Phoenix-Kayne Large-Cap Core
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Lazard International Equity Select
Phoenix-Lazard Small-Cap Value
Phoenix-Lazard U.S. Multi-Cap
Phoenix-Lord Abbett Bond-Debenture
Phoenix-Lord Abbett Large-Cap Value
Phoenix-Lord Abbett Mid-Cap Value
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Northern Dow 30
Phoenix-Northern Nasdaq-100 Index(R)
Phoenix-Oakhurst Growth and Income
Phoenix-Oakhurst Strategic Allocation
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
Phoenix-State Street Research Small-Cap Growth
AIM V.I. Capital Appreciation Fund
AIM V.I. Premier Equity Fund
Alger American Leveraged AllCap Portfolio
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II
VIP Contrafund(R) Portfolio
VIP Growth Opportunities Portfolio
VIP Growth Portfolio
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund          *
Templeton Foreign Securities Fund                                                          *
Templeton Global Asset Allocation Fund                                                     *
Templeton Growth Securities Fund                                           *
Scudder VIT EAFE(R) Equity Index Fund
Scudder VIT Equity 500 Index Fund
Technology Portfolio
Wanger Foreign Forty                                                                                       *
Wanger International Small Cap                                                                             *
Wanger Twenty                                                                                              *
Wanger U.S. Smaller Companies                                                                              *
----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT SUBADVISORS


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Subadvisors
                                                ----------------------------------------------------------------------------------
                                                                                                         Kayne
                                                                                                        Anderson
                                                  Aberdeen       AIM         Alliance       Janus       Rudnick       Lazard
                                                    Fund       Capital       Capital       Capital     Investment      Asset
                                                  Managers,   Management,   Management,   Management   Management,   Management
                    Series                           Inc.        Inc.          L.P.           LLC          LLC           LLC
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                       *
Phoenix-AIM Mid-Cap Equity                                       *
Phoenix-Alliance/Bernstein Enhanced Index                                       *
Phoenix-Alliance/Bernstein Growth + Value                                       *
Phoenix-Engemann Capital Growth
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Janus Flexible Income                                                                 *
Phoenix-Kayne Large-Cap Core                                                                               *
Phoenix-Kayne Small-Cap Quality Value                                                                      *
Phoenix-Lazard International Equity Select                                                                               *
Phoenix-Lazard Small-Cap Value                                                                                           *
Phoenix-Lazard U.S. Multi-Cap                                                                                            *
Phoenix-Lord Abbett Bond-Debenture
Phoenix-Lord Abbett Large-Cap Value
Phoenix-Lord Abbett Mid-Cap Value
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Northern Dow 30
Phoenix-Northern Nasdaq-100 Index(R)
Phoenix-Sanford Bernstein Global Value                                          *
Phoenix-Sanford Bernstein Mid-Cap Value                                         *
Phoenix-Sanford Bernstein Small-Cap Value                                       *
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
Phoenix-State Street Research Small-Cap Growth

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Subadvisors
                                                ----------------------------------------------------------------------------------
                                                                              Northern       Roger        Seneca      State Street
                                                     Lord,         MFS         Trust        Engemann      Capital      Research &
                                                  Abbett & Co.  Investment  Investments,  & Associates,  Management,   Management
                    Series                            LLC       Management      Inc.           Inc.          LLC         Company
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Enhanced Index
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Engemann Capital Growth                                                               *
Phoenix-Engemann Small & Mid-Cap Growth                                                       *
Phoenix-Janus Flexible Income
Phoenix-Kayne Large-Cap Core
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Lazard International Equity Select
Phoenix-Lazard Small-Cap Value
Phoenix-Lazard U.S. Multi-Cap
Phoenix-Lord Abbett Bond-Debenture                   *
Phoenix-Lord Abbett Large-Cap Value                  *
Phoenix-Lord Abbett Mid-Cap Value                    *
Phoenix-MFS Investors Growth Stock                               *
Phoenix-MFS Investors Trust                                      *
Phoenix-MFS Value                                                *
Phoenix-Northern Dow 30                                                         *
Phoenix-Northern Nasdaq-100 Index(R)                                            *
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth                                                                              *
Phoenix-Seneca Strategic Theme                                                                             *
Phoenix-State Street Research Small-Cap Growth                                                                           *

Additional information about the Flex Edge Success and Joint Edge Policies and the Phoenix Life Variable Universal Life Account (the "Account") is contained in the Statement of Additional Information ("SAI") dated May 1, 2003, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus.

The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone (800) 541-0171.

Information about the Account, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Account are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, Washington, D.C. 20549-0102.

Phoenix Life Insurance Company

www.phoenixwm.com


V603, V601


Investment Company Act File No. 811-4721

[logo] PHOENIX WEALTH MANAGEMENT(R)


L0224PR (C)Phoenix Life Insurance Company    (C)Printed on recycled paper.  5-03

                                                                     [VERSION C]
                               INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                   ISSUED BY: PHOENIX LIFE INSURANCE COMPANY

PROSPECTUS                                                           MAY 1, 2003

This prospectus describes a flexible premium variable universal life insurance policy. The policy provides lifetime insurance protection for as long as it remains in force. You may allocate premiums and policy value to the Guaranteed Interest Account and/or one or more of the subaccounts of the Phoenix Life Variable Universal Life Account. The subaccounts purchase, at net asset value, shares of the following funds: The Phoenix Edge Series Fund


THE PHOENIX EDGE SERIES FUND
----------------------------
>   Phoenix-AIM Mid-Cap Equity Series
>   Phoenix-Alliance/Bernstein Enhanced Index Series
>   Phoenix-Alliance/Bernstein Growth + Value Series
>   Phoenix-Duff & Phelps Real Estate Securities Series
>   Phoenix-Engemann Capital Growth Series
>   Phoenix-Engemann Small & Mid-Cap Growth Series
>   Phoenix-Goodwin Money Market Series
>   Phoenix-Goodwin Multi-Sector Fixed Income Series
>   Phoenix-Hollister Value Equity Series
>   Phoenix-Janus Flexible Income Series
>   Phoenix-Kayne Large-Cap Core Series
>   Phoenix-Kayne Small-Cap Quality Value Series
>   Phoenix-Lazard International Equity Select Series
>   Phoenix-Lazard Small-Cap Value Series
>   Phoenix-Lazard U.S. Multi-Cap Series
>   Phoenix-Lord Abbett Bond-Debenture Series
>   Phoenix-Lord Abbett Large-Cap Value Series
>   Phoenix-Lord Abbett Mid-Cap Value Series
>   Phoenix-MFS Investors Growth Stock Series
>   Phoenix-MFS Investors Trust Series
>   Phoenix-MFS Value Series
>   Phoenix-Northern Dow 30 Series
>   Phoenix-Northern Nasdaq-100 Index(R) Series
>   Phoenix-Oakhurst Growth and Income Series
>   Phoenix-Oakhurst Strategic Allocation Series
>   Phoenix-Sanford Bernstein Global Value Series
>   Phoenix-Sanford Bernstein Mid-Cap Value Series
>   Phoenix-Sanford Bernstein Small-Cap Value Series
>   Phoenix-Seneca Mid-Cap Growth Series
>   Phoenix-Seneca Strategic Theme Series
>   Phoenix-State Street Research Small-Cap Growth Series

AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------
>   AIM V.I. Capital Appreciation Fund
>   AIM V.I. Premier Equity Fund

THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------
>   Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
>   Federated Fund for U.S. Government Securities II
>   Federated High Income Bond Fund II - Primary Shares

FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
-------------------------------------------------------
>   VIP Contrafund(R) Portfolio
>   VIP Growth Opportunities Portfolio
>   VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
>   Mutual Shares Securities Fund
>   Templeton Developing Markets Securities Fund *
>   Templeton Foreign Securities Fund
>   Templeton Global Asset Allocation Fund *
>   Templeton Growth Securities Fund

SCUDDER INVESTMENT VIT FUNDS - CLASS A
--------------------------------------
>   Scudder VIT EAFE(R) Equity Index Fund
>   Scudder VIT Equity 500 Index Fund

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
--------------------------------------------------------
>   Technology Portfolio

WANGER ADVISORS TRUST
---------------------
>   Wanger Foreign Forty
>   Wanger International Small Cap
>   Wanger Twenty
>   Wanger U.S. Smaller Companies

 * Not available for new investors

--------------------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS,   [GRAPHIC OF LEETER]    PHOENIX VARIABLE PRODUCTS
PLEASE CONTACT US AT:                               MAIL OPERATIONS ("VPMO")
                                                    PO Box 8027
                                                    Boston, MA 02266-8027

                             [GRAPHIC OF TELEPHONE] VARIABLE AND UNIVERSAL
                                                     LIFE ADMINISTRATION
                                                     ("VULA")
                                                     800/541-0171

It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.

The policy is neither a deposit nor an obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.

The Securities and Exchange Commission ("SEC") has neither approved nor disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus provides important information that you should know before investing.

-------------------------------------------------------------------------------

     Read and keep this prospectus for future reference.

                           TABLE OF CONTENTS
Heading                                                            Page
------------------------------------------------------------------------
RISK/BENEFIT SUMMARY                                                 4
    Policy Benefits                                                  4
    Policy Risks                                                     4
FEE TABLES                                                           6
    Transaction Fees                                                 6
    Periodic Charges Other the Fund Operating
       Expenses                                                      7
    Minimum and Maximum Fund Operating Expenses                      8
    Annual Fund Expenses                                             9
PHOENIX LIFE INSURANCE COMPANY                                      11
THE PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
    (THE "ACCOUNT")                                                 11
    Performance History                                             11
VOTING RIGHTS                                                       11
THE GUARANTEED INTEREST ACCOUNT                                     11
CHARGES AND DEDUCTIONS                                              12
    General                                                         12
    Charges Deducted from Premium Payments                          12
    Periodic Charges                                                12
    Conditional Charges                                             14
    Other Tax Charges                                               15
    Fund Charges                                                    15
THE POLICY                                                          15
    Contract Rights: Owner, Insured, Beneficiary                    15
    Contract Limitations                                            15
    Purchasing a Policy                                             15
GENERAL                                                             16
    Postponement of Payments                                        16
    Optional Insurance Benefits                                     16
PAYMENT OF PROCEEDS                                                 18
    Surrender and Death Benefit Proceeds                            18
    Payment Options                                                 18
    Surrenders                                                      19
    Transfer of Policy Value                                        20
    Loans                                                           21
    Lapse                                                           22
FEDERAL INCOME TAX CONSIDERATIONS                                   22
    Modified Endowment Contracts                                    22
FINANCIAL STATEMENTS                                                23
APPENDIX A - INVESTMENT OPTIONS                                    A-1

RISK/BENEFIT SUMMARY
-------------------------------------------------------------------------------

This summary does not contain all of the detailed information that may be important to you. Please read the entire prospectus carefully before you decide to purchase a policy.

POLICY BENEFITS

DEATH BENEFITS
The policy is first and foremost, a life insurance policy. While the policy remains in force we will pay a death benefit to your named beneficiary upon the death of the person insured under the policy.

You will choose a death benefit when you apply for a policy:

> Death Benefit Option 1 is equal to the greater of the policy's face amount, or the minimum death benefit
> Death Benefit Option 2 equals the greater of the face amount plus the policy value, or the minimum death benefit

You may change your Death Benefit Option at any time. Death Benefit Option 1 applies if you do not choose an option. Generally, the minimum face amount is $25,000

The minimum death benefit is equal to the policy value increased by a percentage taken from a table in the policy based on the policy year and the insured person's age.

Also available, is the Guaranteed Death Benefit Rider, an additional insurance option that you may purchase by paying specified premiums.

LOANS AND SURRENDERS
Generally, you may take loans against 90% of the policy's cash surrender value subject to certain conditions.

You may partially surrender any part of the policy anytime. A partial surrender fee will apply and a separate surrender charge may also be imposed.

You may fully surrender this policy anytime for its cash surrender value. A surrender charge may be imposed.

TEMPORARY INSURANCE COVERAGE
We will issue you a Temporary Insurance Receipt when you submit the complete, signed application and issue premium. This will provide you with immediate insurance protection under the terms set forth in the policy and in the Receipt.

FLEXIBLE PREMIUMS
The only premiums you must pay are the issue premium and any payments that may be required to prevent policy lapse.

OPTIONAL INSURANCE BENEFITS
The following benefits may be available to you by rider:

>   Disability Waiver of Specified Premium
>   Accidental Death Benefit
>   Death Benefit Protection
>   Whole Life Exchange Option (not available after
    January 27, 2003)
>   Purchase Protection Plan
>   Living Benefits Option
>   Cash Value Accumulation
>   Child Term
>   Family Term
>   Phoenix Individual Edge Term
>   Age 100+ Rider
>   LifePlan Options Rider

Availability of these riders depends upon state approval and may involve extra cost.

YOUR RIGHT TO CANCEL THE POLICY
You have the right to review the policy and cancel it if you are not satisfied.

Simply return the policy to us within 10 days after you receive it, or within 45 days of signing the application. Your state may require a longer period.

POLICY RISKS

VARIATIONS
The policy is subject to laws and regulations in every state where the policy is sold and the terms of the policy may vary from state to state.

SUITABILITY RISK
Variable life insurance is designed for long term financial planning, and the policy is not suitable as a short-term investment. Surrender charges apply during the first ten years; therefore, it may not be appropriate for you to purchase a policy if you foresee the need to withdraw all or part of the policy value during the first several policy years.

TAX EFFECTS
Generally, under current federal income tax law, death benefits are not subject to income taxes. Earnings on the premiums invested in the Account or the Guaranteed Interest Account are not subject to income taxes until there is a distribution from the policy. Taking a loan or a full or partial surrender from the policy could result in recognition of income for tax purposes.


RISK OF LAPSE
During the first 8 policy years the policy will remain in force as long as the policy value is enough to pay the monthly charges incurred under the policy. After that, your policy will remain in force as long as the cash surrender value is enough to pay the monthly charges incurred under the policy. If the cash surrender value (or the policy value in the first 8 years) is no longer enough to pay the monthly charges, the policy will lapse, or end. We will alert you to an impending lapse situation and give you an opportunity to keep the policy in force by paying a specified amount.


Withdrawals, loans and associated loan interest can negatively affect policy value, and increase the risk of policy lapse.

INVESTMENT RISK
A comprehensive discussion of the risks of each fund purchased by a subaccount of the Phoenix Life Variable Universal Life Account may be found in the funds' prospectuses. Each series is subject to market fluctuations and the risks inherent with ownership of securities. There is no assurance that any series will achieve its stated investment objective.

THE FOLLOWING TABLES DESCRIBE THE FEES, AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

FEE TABLES
-------------------------------------------------------------------------------


                                         TRANSACTION FEES
----------------------------------------------------------------------------------------------------------------------------------
CHARGE                                   WHEN DEDUCTED                    AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------------------------------
PREMIUM TAX                              Upon Payment                     2.25% of each premium.
----------------------------------------------------------------------------------------------------------------------------------
FEDERAL TAX CHARGE                       Upon Payment                     1.50% of each premium.
----------------------------------------------------------------------------------------------------------------------------------
ISSUE CHARGE                             1/12th of the
                                         fee is deducted on
                                         each of the first 12
                                         monthly calculation days.        The maximum charge is $600(1).
----------------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE                         Upon full surrender or           A maximum of 2.25 times the Commission Target
                                         lapse                            Premium(2). We will provide your surrender charges
                                                                          before we issue your policy.
----------------------------------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER CHARGE                 Upon Partial Surrender or        For a partial surrender:
                                         a decrease in the policy         ------------------------
                                         face amount.                     The charge that would apply upon a full surrender
                                                                          multiplied by the partial surrender amount divided by
                                                                          the result of subtracting the full surrender charge from
                                                                          the policy value.

                                                                          For a decrease in face amount:
                                                                          ------------------------------
                                                                          The charge that would apply upon a full surrender
                                                                          multiplied by the decrease in face amount divided by the
                                                                          face amount prior to the decrease.
----------------------------------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER FEE                    Upon Partial Surrender           2% of surrender amount(3).
----------------------------------------------------------------------------------------------------------------------------------
TRANSFER CHARGE                          Upon Transfer                    At present, we do not charge for transfers between
                                                                          investment options, but we reserve the right to charge
                                                                          up to $10 per transfer after the first two transfers in
                                                                          any given policy year.
----------------------------------------------------------------------------------------------------------------------------------


1 The Issue Charge is $1.50 per $1,000 of face amount. Policies with a face amount of less than $400,000 will have a total charge of less than $600.
2 The Commission Target Premium (CTP) is an arithmetical formula based on personal information (i.e., age, gender, risk class), and the policy face amount. We will provide your surrender charges before we issue your policy
3   We limit this fee to $25 for each partial surrender.

              PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES


----------------------------------------------------------------------------------------------------------------------------------
CHARGE                                      WHEN DEDUCTED                         AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE(1)                      On each monthly
                                          calculation day.
Minimum and Maximum Charges                                            We currently charge $0.05 - $83.33 per $1,000 of amount at risk(2) each month..

Example for a male age 45                                              We would charge $0.25 per $1,000 of amount at risk(2) per
in the nonsmoker premium class.                                        month. We will increase this charge as he ages.
----------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE                     On each monthly
                                          calculation day              $10 per month.(3)
----------------------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK CHARGE(4)      On each monthly              0.80% of average daily net assets, on an annual basis, of
                                          calculation day              investments in the subaccounts.
----------------------------------------------------------------------------------------------------------------------------------
OTHER TAX CHARGES                         When we become liable        We currently do not charge for taxes, however we reserve
                                          for taxes.                   the right to impose a charge should we become liable for
                                                                       taxes in the future. Possible taxes would include state or federal income taxes on investment gains of the Account and would be included in our calculation of subaccount values.
----------------------------------------------------------------------------------------------------------------------------------
LOAN INTEREST RATE CHARGED(5)             Interest accrues daily       The maximum net cost to the policy value is 2% of the loan
                                          and is due on each policy    balance on an annual basis.
                                          anniversary. If not paid
                                          on that date, we will
                                          treat the accrued interest
                                          as another loan against
                                          the policy
----------------------------------------------------------------------------------------------------------------------------------

                          OPTIONAL INSURANCE BENEFITS

DEATH BENEFIT PROTECTION RIDER            On each Monthly
                                          Calculation Day              $0.01 per $1,000 of face amount per month.
----------------------------------------------------------------------------------------------------------------------------------
PURCHASE PROTECTION PLAN RIDER            On Rider Date, and
                                          on each Monthly
                                          Calculation Day
Minimum and Maximum                                                    $0.05 - $0.17 per unit(9) purchased per month.
Example for a male age 35 in
the nonsmoker premium class.                                           $0.16 per unit(9) purchased per month.
----------------------------------------------------------------------------------------------------------------------------------
CHILD TERM RIDER(6)                       On each Monthly
                                          Calculation Day
Minimum and Maximum                                                    $0.06 - $0.11 per $1,000 of rider face amount per month.

Example for a male age 10.                                             $0.06 per $1,000 of rider face amount.
----------------------------------------------------------------------------------------------------------------------------------
FAMILY TERM RIDER(6)                      On each Monthly
                                          Calculation Day
Minimum and Maximum                                                    $0.08 - $6.49 per $1,000 of rider face amount per month.

Example for a male age 45.                                             $1.91 per $1,000 of rider face amount per month.
----------------------------------------------------------------------------------------------------------------------------------
PHOENIX INDIVIDUAL EDGE TERM              On each Monthly
RIDER(6)                                  Calculation Day
Minimum and Maximum                                                    $0.05 - $156.94 per $1.000 of rider face amount per month.
Example for a male age 45
in the nonsmoker premium class.                                        $0.19 per $1.000 of rider face amount per month.
----------------------------------------------------------------------------------------------------------------------------------
DISABILITY WAIVER OF                      On each Monthly
SPECIFIED PREMIUM RIDER(7)                Calculation Day
Minimum and Maximum                                                    $0.22 -$0.82 per $100 of premium waived per month.
Example for a male age 45 in
the nonsmoker premium class.                                           $0.66 per $100 of premium waived per month.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CHARGE                                      WHEN DEDUCTED                         AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------------------------------
ACCIDENTAL DEATH BENEFIT                  On each Monthly
RIDER(7)                                  Calculation Day
Minimum and Maximum                                                    $0.07 -$0.26 per $1,000 of rider amount per month.
Example for a male age 45
in the nonsmoker premium class.                                        $0.79 per $1,000 of rider amount per month.
----------------------------------------------------------------------------------------------------------------------------------
LIVING BENEFITS RIDER                     We do not charge for         We describe this rider later under "Additional Rider
                                          this rider.                  Benefits."
----------------------------------------------------------------------------------------------------------------------------------
CASH VALUE ACCUMULATION RIDER             We do not charge for         We describe this rider later under "Additional Rider
                                          this rider.                  Benefits."
----------------------------------------------------------------------------------------------------------------------------------
WHOLE LIFE EXCHANGE RIDER(8)              We do not charge for         We describe this rider later under "Additional Rider
                                          this rider.                  Benefits."
----------------------------------------------------------------------------------------------------------------------------------
AGE 100+ RIDER                            We do not charge for         We describe this rider later under "Additional Rider
                                          this rider.                  Benefits."
----------------------------------------------------------------------------------------------------------------------------------
LIFEPLAN OPTIONS RIDER                    We do not charge for         Though we do not charge for this rider, to the extent there
                                          this rider.                  is an increase in face amount, there will be an increase
                                                                       in the cost of insurance. We describe this rider later
                                                                        under "Additional Rider Benefits."
----------------------------------------------------------------------------------------------------------------------------------


1   Cost of insurance charges will vary according to age, gender, premium class, policy year, net amount at risk, and face amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy's specifications page will indicate the guaranteed cost of insurance applicable to your policy. More detailed information concerning your cost of insurance is available upon request. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and premium class of the person you wish to insure, the death benefit option, face amount, planned periodic premiums, and riders requested.
2 The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
3   As of the date of this prospectus, we limit this charge to $5 per month.
4 We currently offer reduced mortality and expense risk charges beginning in policy year 16 of 0.25% of average daily net assets invested in the subaccounts. We do not deduct this charge from investments in the Guaranteed Interest Account.
5 The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, and the rate we credit the loaned portion of the Guaranteed Interest Account, where we allocate policy value equal to the amount of the loan, as collateral. The net cost to the policy can be as low as 0.25% on an annual basis. For more information see "Charges and Deductions" and "Loans."
6   This charge will generally increase with age.
7 This charge for this rider depends on age at issue, but will not increase with age.
8   This rider is no longer available.


9 Each unit entitles you to purchase $1,000 face amount of insurance on each of the first two option dates defined in the rider, and $667 in face amount of insurance on each subsequent option date defined in the rider.


THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH OF THE FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                                            MINIMUM AND MAXIMUM FUND OPERATING EXPENSES

                                                                        Minimum                        Maximum
Total Annual Fund Operating Expenses (1)
(expenses that are deducted from a fund's assets,
including management fees, distribution and/or
12b-1 fees, and other expenses)                                         0.32%             -             22.60%

The total and net fund operating expenses for each available investment portfolio are given in the following tables.

ANNUAL FUND EXPENSES (as a percentage of fund average net assets for the year ended 12/31/02)


----------------------------------------------------------------------------------------------------------------------------------
                                                      Investment              Rule         Other Operating          Total Annual
Series                                              Management Fee         12b-1 Fees         Expenses              Fund Expenses
----------------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                        0.75%                   N/A               0.30%(5)                1.05%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                            0.85%                   N/A               2.58%(3)                3.43%(7)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index             0.45%                   N/A               0.28%(2)                0.73%(7)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value             0.85%                   N/A               2.91%(3)                3.76%(7)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities          0.75%                   N/A               0.37%(4)                1.12%(7)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                       0.65%                   N/A               0.10%(3)                0.75%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth               0.90%                   N/A               1.32%(4)                2.22%(7)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                          0.40%                   N/A               0.16%(3)                0.56%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income             0.50%                   N/A               0.19%(3)                0.69%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity                        0.70%                   N/A               0.31%(3)                1.01%(7)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income                         0.80%                   N/A               0.54%(3)                1.34%(7)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core(6)                       0.70%                   N/A              13.62%(1)               14.32%(7)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value(6)              0.90%                   N/A              21.70%(1)               22.60%(7)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select(6)         0.90%                   N/A               9.36%(1)               10.26%(7)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value(6)                     0.90%                   N/A               5.26%(1)                6.16%(7)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap(6)                      0.80%                   N/A               7.34%(1)                8.14%(7)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture(6)                 0.75%                   N/A               6.28%(1)                7.03%(7)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value(6)                0.75%                   N/A               8.51%(1)                9.26%(7)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value(6)                  0.85%                   N/A               9.20%(1)               10.05%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                    0.75%                   N/A               0.23%(3)                0.98%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust   .                       0.75%                   N/A               4.73%(3)                5.48%(7)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                     0.75%                   N/A               1.84%(3)                2.59%(7)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                               0.35%                   N/A               0.76%(3)                1.11%(7)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                  0.35%                   N/A               2.37%(3)                2.72%(7)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income                    0.70%                   N/A               0.25%(3)                0.95%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation                 0.58%                   N/A               0.12%(3)                0.70%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                0.90%                   N/A               1.67%(3)                2.57%(7)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value               1.05%                   N/A               0.35%(3)                1.40%(7)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value             1.05%                   N/A               0.59%(3)                1.64%(7)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                         0.80%                   N/A               0.34%(4)                1.14%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                        0.75%                   N/A               0.25%(4)                1.00%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth        0.85%                   N/A               8.48%(1)                9.33%(7)
----------------------------------------------------------------------------------------------------------------------------------



(1) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .15% of the series' average net assets.
(2) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .20% of the series' average net assets.
(3) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .25% of the series' average net assets.
(4) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .35% of the series' average net assets.
(5) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .40% of the series' average net assets.
(6) This series has been in existence for less than 1 year. The series' operating expense has been annualized based on actual operating expenses for the period ended December 31, 2002.
(7) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.


                                                   Reimbursements         Net Annual Fund
                                                   --------------        ---------------
Series                                               & Waivers                Expenses
------                                               ---------                --------
Phoenix-AIM Mid-Cap Equity                            (2.33%)                   1.10%
Phoenix-Alliance/Bernstein Enhanced Index             (0.08%)                   0.65%
Phoenix-Alliance/Bernstein Growth + Value             (2.66%)                   1.10%
Phoenix-Duff & Phelps Real Estate Securities          (0.02%)                   1.10%
Phoenix-Engemann Small & Mid-Cap Growth               (0.97%)                   1.25%
Phoenix-Hollister Value Equity                        (0.06%)                   0.95%
Phoenix-Janus Flexible Income                         (0.29%)                   1.05%
Phoenix-Kayne Large-Cap Core                         (13.47%)                   0.85%
Phoenix-Kayne Small-Cap Quality Value                (21.55%)                   1.05%
Phoenix-Lazard International Equity Select            (9.21%)                   1.05%
Phoenix-Lazard Small-Cap Value                        (5.11%)                   1.05%

                                                   Reimbursements         Net Annual Fund
                                                   --------------        ---------------
Series                                               & Waivers                Expenses
------                                               ---------                --------
Phoenix-Lazard U.S. Multi-Cap                         (7.19%)                   0.95%
Phoenix-Lord Abbett Bond-Debenture                    (6.13%)                   0.90%
Phoenix-Lord Abbett Large-Cap Value                   (8.36%)                   0.90%
Phoenix-Lord Abbett Mid-Cap Value                     (9.05%)                   1.00%
Phoenix-MFS Investors Trust                           (4.48%)                   1.00%
Phoenix-MFS Value                                     (1.59%)                   1.00%
Phoenix-Northern Dow 30                               (0.51%)                   0.60%
Phoenix-Northern Nasdaq-100 Index(R)                  (2.12%)                   0.60%
Phoenix-Sanford Bernstein Global Value                (1.42%)                   1.15%
Phoenix-Sanford Bernstein Mid-Cap Value               (0.10%)                   1.30%
Phoenix-Sanford Bernstein Small-Cap Value             (0.34%)                   1.30%
Phoenix-State Street Research Small-Cap               (8.33%)                   1.00%
Growth

    (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at any time without notice.)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Net Annual
                                                                  Rule                  Total                       Fund Expenses
                                                  Investment    12b-1 or     Other      Annual     Reimbursements       After
                                                  Management     Service   Operating     Fund          &            Reimbursements
                  Series                             Fee          Fees      Expenses   Expenses       Waivers          & Waivers
----------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES
   I SHARES
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                 0.61%          N/A       0.24%      0.85%         (0.00%)           0.85%
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                       0.61%          N/A       0.24%      0.85%         (0.00%)           0.85%
----------------------------------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio          0.85%          N/A       0.11%      0.96%         (0.00%)           0.96%
----------------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government
   Securities II                                   0.60%          0.25%(1)  0.12%      0.97%         ----              ----(9)
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund
   II - Primary Shares                             0.60%          0.25%(1)  0.17%      1.02%         ----              ----(9)
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
   PRODUCTS - SERVICE CLASS
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio(2)                     0.58%          0.10%     0.10%      0.78%         ----              ----(9)
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio(2)              0.58%          0.10%     0.12%      0.80%         ----              ----(9)
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio(2)                            0.58%          0.10%     0.09%      0.77%         ----              ----(9)
----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST - CLASS 2
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                      0.60%(3)       0.25%     0.21%      1.06%         (0.01%)           1.05%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund       1.25%          0.25%     0.33%      1.83%         (0.00%)           1.83%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                  0.70%(3)       0.25%     0.20%      1.15%         (0.02%)           1.13%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund             0.62%(3)       0.25%     0.21%      1.08%         (0.02%)           1.06%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund(4)                0.81%          0.25%     0.06%      1.12%         (0.00%)           1.12%
----------------------------------------------------------------------------------------------------------------------------------
SCUDDER INVESTMENT VIT FUNDS - CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund(5)           0.45%          N/A       0.47%      0.92%         (0.27%)           0.65%
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund(6)               0.20%          N/A       0.12%      0.32%         (0.02%)           0.30%
----------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS,
   INC. - CLASS I SHARES
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio(7)                            0.80%          N/A       0.49%      1.29%         ----             ----(9)
----------------------------------------------------------------------------------------------------------------------------------
WANGER ADVISORS TRUST
----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty(8)                            1.00%          N/A       0.55%      1.55%         (0.10%)          1.45%
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                     1.24%          N/A       0.23%      1.47%         (0.00%)          1.47%
----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                      0.95%          N/A       0.23%      1.18%         (0.00%)          1.18%
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                      0.94%          N/A       0.11%      1.05%         (0.00%)          1.05%
----------------------------------------------------------------------------------------------------------------------------------



(1) The fund has voluntarily agreed to waive the service fee.
(2) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
(3) The advisor has contractually agreed (for an indefinite period of time) to reduce its investment management fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton money fund for cash management. This reduction is required by the fund's Board of Trustees and an exemptive order by the SEC. After such reductions, the management fees are .59% for the Mutual Shares Securities Fund, .68% for the Templeton Foreign Securities Fund and .60% for the Templeton Global Asset Allocation Fund.
(4) The fund administration fee is paid indirectly through the investment management fee.
(5) The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund in excess of .65% of the average daily net assets until April 30, 2005.
(6) The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund in excess of .30% of the average daily net assets until April 30, 2005.
(7) The advisor has agreed to reduce fees payable to it and to reimburse expenses of the portfolio in excess of 1.15% (excluding interest and extraordinary expenses).
(8) The advisor has contractually agreed to limit net annual fund expenses to 1.45% of the series' average net assets until April 30, 2004.
(9) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.



Series                                               Reimbursements & Waivers       Net Annual Fund Expenses
------                                               ------------------------       ------------------------
Federated Fund for U.S. Government Securities II            (0.25%)                         0.72%
Federated High Income Bond Fund II - Primary Shares         (0.25%)                         0.77%
VIP Contrafund(R) Portfolio                                 (0.04%)                         0.74%
VIP Growth Opportunities Portfolio                          (0.03%)                         0.77%
VIP Growth Portfolio                                        (0.06%)                         0.71%
Technology Portfolio                                        (0.14%)                         1.15%



     (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at any time without notice.)

PHOENIX LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------

On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly-owned subsidiary of The Phoenix Companies, Inc., a newly-formed, publicly-traded Delaware corporation. Our executive office is at One American Row, Hartford, Connecticut, 06102-5056 and our main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

THE PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT (THE "ACCOUNT")
-------------------------------------------------------------------------------

Phoenix Life Insurance Company established the Account as a separate account under New York insurance law on June 17, 1985. The Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management, investment practices or policies of the Account or of Phoenix.

All income, gains or losses of the Account are credited to or charged against amounts placed in the Account without regard to the other income, gains and losses of Phoenix. The assets of the Account may not be charged with liabilities arising out of any other business we conduct. Phoenix is responsible for all obligations under the policies.

The Account is divided into subaccounts, each of which is available for allocation of policy value. We determine the value of each subaccount's shares at the end of every business day that the New York Stock Exchange is open. Each subaccount will invest solely in a single investment portfolio of a fund. The fund names and the portfolio names are listed on page 1 of this prospectus. Each portfolio's investment type is given in Appendix A.

Phoenix does not guarantee the investment performance of the Account or any of its subaccounts. The policy value allocated to the Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Account.

We reserve the right to add, remove, modify, or substitute portfolios in which the Account invests.

PERFORMANCE HISTORY
We may choose to include performance history of the subaccounts or the underlying portfolios in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance and is not an indication of future performance.

VOTING RIGHTS
-------------------------------------------------------------------------------

We legally own all fund shares held by the subaccounts; however we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the subaccounts. We may decide to vote the shares in our own right should the law change to permit us to do so.

While your policy is in effect, you may provide us with voting instructions for each subaccount in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount.

We will send you proxy material, reports and other materials relevant to the subaccounts in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions.

We may ask you to provide voting instructions for such items as:

1) the election of the fund's Trustees;

2) the ratification of the independent accountants for the fund;

3) approval or amendment of investment advisory agreements;

4) a change in fundamental policies or restrictions of the series; and

5) any other matters requiring a shareholder vote.

You may obtain an available fund's prospectus by contacting VULA at the address and telephone number given on page 1.

THE GUARANTEED INTEREST ACCOUNT
--------------------------------------------------------------------------------
In addition to the Account, you may allocate premiums or transfer values to the Guaranteed Interest Account. Amounts you allocate to the Guaranteed Interest Account are deposited in our general account. You do not share in the investment experience of our general account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

We reserve the right to limit total deposits and transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy.

You may make transfers into the Guaranteed Interest Account at any time. In general, you may make only one transfer per year from the Guaranteed Interest Account. The amount that can be transferred out is limited to the greatest of $1,000 or

25% of the policy value in the Guaranteed Interest Account as of the date of the transfer. You may transfer the total value out of the Guaranteed Interest Account to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

>  First Year:                  25% of the total value
>  Second Year:                 33% of remaining value
>  Third Year:                  50% of remaining value
>  Fourth Year:                 100% of remaining value

Transfers from the Guaranteed Interest Account may also be subject to other rules as described in this prospectus.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

CHARGES AND DEDUCTIONS
-------------------------------------------------------------------------------

GENERAL
Charges are deducted in connection with the policy to compensate us for:

>  our expenses in selling the policy;
>  underwriting and issuing the policy;
>  premium and federal taxes incurred on premiums received;
> providing the insurance benefits set forth in the policy; and > assuming certain risks in connection with the policy.

The nature and amount of these charges are more fully described in sections below.

When we issue policies under group or sponsored arrangements, we may reduce or eliminate the:

>  issue expense charge; and/or
>  surrender charge.

Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, Phoenix tries to pass these savings onto the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.

CHARGES DEDUCTED FROM PREMIUM PAYMENTS

PREMIUM TAX CHARGE

Various states (and counties and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.62% to 4% of premiums paid. Moreover, certain municipalities in Louisiana, Kentucky, Alabama and South Carolina also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. Policies will be assessed a tax charge equal to 2.25% of the premiums paid. These charges are deducted from each premium payment.

FEDERAL TAX CHARGE

A charge equal to 1.50% of each premium will be deducted from each premium payment to cover the estimated cost to us of the federal income tax treatment of deferred acquisition costs.

PERIODIC CHARGES

MONTHLY CHARGES

We make monthly deductions on each monthly calculation day. The amount we deduct is allocated among subaccounts and the nonloaned portion of the Guaranteed Interest Account based on your specified allocation schedule.

You will select this schedule in your application, and you can change it later. If the amount allocated to a subaccount or the nonloaned portion of the Guaranteed Interest Account is less than the amount to be deducted, we will proportionally increase the deduction from the other subaccounts or Guaranteed Interest Account.

> ISSUE EXPENSE CHARGE. This charge helps us pay the underwriting and start-up expenses we incur when we issue a policy. We charge $1.50 per $1,000 of initial face amount to a maximum of $600.

You will incur a new issue expense charge if you increase your policy's face amount. We will assess the new charge only on the amount of the increase.

We deduct this charge in twelve equal installments for the year following policy issue or a face amount increase. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.

> ADMINISTRATIVE CHARGE. We currently charge $5 to cover the cost of daily administration, monthly processing, updating daily values and for annual/quarterly statements. We guarantee this charge will never exceed
   $10 per month.
> COST OF INSURANCE. We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy's death benefit and your policy value. We generally base our rates on the insured person's gender, attained age, and risk class. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We base the current monthly cost of insurance charge on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 100% of the 1980 Commissioners' Standard Ordinary Mortality Table, adjusted for risk classifications. We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time.

We currently insure each life as either a standard risk class or a risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. A life in the standard risk classes will have a lower cost of insurance for an otherwise identical policy, than a life in a higher mortality risk class. A nonsmoker will generally incur a lower cost of insurance than a similarly situated smoker.

> COST OF OPTIONAL INSURANCE BENEFITS. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider. These options are available if approved in your state.

   Five riders are available at no charge with every Individual Edge policy:

   o LIVING BENEFITS RIDER. This rider allows, in the event of terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit, to a maximum of $250,000, with the provision that a minimum of $10,000 face amount remain on the policy thereafter.

   o CASH VALUE ACCUMULATION RIDER. You must elect this rider before we issue your policy. The rider generally allows you to pay more premium than would otherwise be permitted.

   o AGE 100+ RIDER. This rider maintains the full death benefit under the policy after the insured's age 100, as long as the cash surrender value is greater than zero.

   o LIFE PLANS OPTIONS RIDER. At specified policy anniversaries, you can exercise or elect one of three options to: (1) increase the face amount;
      (2) to reduce the face amount without incurring a partial surrender charge; or (3) to exchange the policy for an annuity without incurring a surrender charge.

   o WHOLE LIFE EXCHANGE OPTION RIDER. This rider permits you to exchange your policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. To the extent there is an increase in face amount there will be an increase in the cost of insurance.

   We charge for providing benefits under the following riders:

   o DISABILITY WAIVER OF SPECIFIED PREMIUM RIDER charges will depend on the age and gender of the person we insure, and the amount of premium waived. We also offer this rider with substandard ratings of 150% and 200%. We insure people from age 5 through 60 under this rider and terminate the rider when the insured person reaches age 65.

   o ACCIDENTAL DEATH BENEFIT RIDER charges vary based on age, sex, and amount of additional death benefit.

   o PURCHASE PROTECTION PLAN RIDER charges vary based on age. The maximum number of PPP units allowed varies with issue age and cannot be more than twice the initial base face amount in thousands. This rider is available to those we insure up to age 37.

   o CHILD TERM RIDER charges depend on the child's age and gender, and the Rider's face amount. This rider is available for children up to age 17, and will terminate when the child reaches age 25.

   o FAMILY TERM RIDER charges vary based on the age(s), gender(s), smoker classification(s) of the family members. and with the Rider' face amount. This rider is available for family members of the person insured under the policy who are between the ages of 18 and 60, and will terminate when the family member reaches age 70.

   o INDIVIDUAL EDGE TERM RIDER charges vary based on age, gender, smoker classification, and table rating, and the Rider's face amount.

   o  DEATH BENEFIT PROTECTION RIDER charge is based upon the face amount.

DAILY CHARGES

We deduct a percentage each business day from every subaccount. This deduction is reflected in each subaccount's daily value.

> MORTALITY AND EXPENSE RISK CHARGE. We assume a mortality risk that, as a whole, the lives we insure may be shorter than we expected. We would then pay greater total death benefits than we had expected.

   We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

   We also assume other risks associated with issuing the policies, such as incurring greater than expected costs due to policy loans.

   If our expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

   We will deduct this charge only from your investments in the Separate Account. We do not make any deduction for this charge from policy value allocated to the Guaranteed Interest Account.

   For the first 15 policy years we charge the maximum mortality and expense charge of .80% of your policy value in the subaccounts each month for all policy options. Beginning in policy year 16 we charge a reduced mortality and expense risk charge of 0.25%.

> LOAN INTEREST CHARGED. We charge your policy for outstanding loans at the rates illustrated in the tables below. As shown, the rate we charge your policy is higher than the rate we credit the loaned portion of the Guaranteed Interest Account. These rates apply until the person insured reaches age 65, after that, the rates for Policy Years 16+ will apply.


-------------------------------------------------------------------
                                                 RATE WE CREDIT
                                             THE LOANED PORTION OF
                                                 THE GUARANTEED
             LOAN INTEREST RATE CHARGED         INTEREST ACCOUNT
-------------------------------------------------------------------
POLICY         MOST         NEW YORK/        MOST         NEW YORK/
YEARS:        STATES         NEW JERSEY     STATES       NEW JERSEY
-------------------------------------------------------------------
  1-10          4%              6%            2%             4%
 11-16          3%              5%            2%             4%
  16+        2.25%           4.25%            2%             4%


   Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.


CONDITIONAL CHARGES

These are other charges that are imposed only if certain events occur.

> SURRENDER CHARGE. During the first 10 policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid only if the policy is surrendered (or the face amount is reduced or the policy lapses) during this period. They are deferred charges because they are not deducted from premiums.


   The following table shows the surrender charges applicable for a male Nonsmoker for a face amount of $100,000:


ISSUE AGE          INITIAL SURRENDER
   25                 $ 1,235.25
   35                   1,923.75
   45                   3,127.94
   55                   4,611.17
   65                   5,850.00
   75                   5,850.00
   85                   5,850.00

   The following table gives a specific example for the duration of the surrender charge period for a male age 35 nonsmoker, For a face amount of $100,000. The surrender charge is equal to:

--------------------------------------------------------------
                   SURRENDER CHARGE SCHEDULE
--------------------------------------------------------------
 POLICY          SURRENDER           POLICY         SURRENDER
 MONTH            CHARGE             MONTH           CHARGE
  1-12            $1923.75             89           $ 1179.90
 13-24             1923.75             90             1154.25
 25-36             1923.75             91             1128.60
 37-48             1923.75             92             1102.95
 49-60             1923.75             93             1077.30
  61               1898.10             94             1051.65
  62               1872.45             95             1026.00
  63               1846.80             96             1000.35
  64               1821.15             97              958.63
  65               1795.50             98              916.90
  66               1769.85             99              875.18
  67               1744.20            100              833.45
  68               1718.55            101              791.73
  69               1692.90            102              750.01
  70               1667.25            103              708.28
  71               1641.60            104              666.56
  72               1615.95            105              624.83
  73               1590.30            106              583.11
  74               1564.65            107              541.39
  75               1539.00            108              499.66
  76               1513.35            109              457.94
  77               1487.70            110              416.21
  78               1462.05            111              374.49
  79               1436.40            112              332.77
  80               1410.75            113              291.04
  81               1385.10            114              249.32
  82               1359.45            115              207.59
  83               1333.80            116              165.87
  84               1308.15            117              124.15
  85               1282.50            118               82.42
  86               1256.85            119               40.70
  87               1231.20            120               00.00
  88               1205.55

> PARTIAL SURRENDER FEE. In the case of a partial surrender, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each subaccount and Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.
> PARTIAL SURRENDER CHARGE. If less than all of the policy is surrendered, the amount withdrawn is a "partial surrender." A charge as described below is deducted from the policy value upon a partial surrender of the policy. This is equal to the charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value. We withdraw this amount from the subaccounts and the Guaranteed Interest Account in the same proportion as for the withdrawal.

   A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the policy prior to the decrease.

TRANSFER CHARGE
Currently we do not charge for transfers between subaccounts, however we reserve the right to charge up to $10 for each transfer in excess of two each calendar year.

OTHER TAX CHARGES
Currently no charge is made to the Account for federal income taxes that may be attributable to the Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Account.

FUND CHARGES
As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series. We provide a table of these charges in Appendix A.

These fund charges and other expenses are described more fully in the accompanying fund prospectuses.

THE POLICY
-------------------------------------------------------------------------------

CONTRACT RIGHTS: OWNER, INSURED, BENEFICIARY

OWNER
The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms "you" or "your", in this prospectus, we are referring to the owner.

INSURED
The insured is the person on whose life the policy is issued. You name the insured in the application for the policy. We will not issue a policy for an insured that is more than 85 years old. Before issuing a policy, we will require evidence that the insured is, in fact, insurable. This will usually require a medical examination.

BENEFICIARY
The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to VULA. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

CONTRACT LIMITATIONS

ASSIGNMENT
The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

PURCHASING A POLICY

UNDERWRITING PROCEDURES
We base our rates on the insured person's gender, attained age, and risk class. We also consider the duration, or how long the policy has been in force. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans.

We will accept payment with your application and allocate the premium as described below. We may refuse to issue your policy within 5 business days, in which case we will provide a policy refund, as outlined below.

ELIGIBLE PURCHASERS
Any person up to the age of 85 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You can purchase a policy to insure the life of another person provided that you have an insurable interest in that life and the prospective insured consents.

PREMIUM PAYMENTS
The Individual Edge policy is a flexible premium variable universal life insurance policy. It has a death benefit, cash surrender value and a loan privilege as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you may allocate your premium into one or more of several subaccounts of the Account or the Guaranteed Interest Account. Each subaccount of the Account, in turn, invests its assets exclusively in a portfolio of the funds. The policy value varies according to the investment performance of the series to which premiums have been allocated.

The minimum issue premium for a policy is generally 1/6 of the planned annual premium (an amount determined at the time of application) and is due on the policy date. The insured must be alive when the issue premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the schedule page of the policy. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.

A number of factors concerning the person you insure and the policy features you desire will affect our required issue premium. The person's age, gender and risk class can affect the issue premium, as can policy features such as face amount and added benefits. We will generally allocate the issue premium, less applicable charges, according to your instructions when we receive your completed application. We may issue some policies with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net issue premium and the net of other premiums paid during your right to cancel period to the Phoenix-Goodwin Money Market subaccount. When your right to cancel expires we allocate the policy value among the subaccounts and/or the Guaranteed Interest Account according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.

We reduce premium payments by the premium expense charge before we apply them to your policy. We will apply this net premium among your chosen investment options. We will buy any subaccount units at the subaccount unit values next calculated after we receive the premium. We establish maximum premium limits and may change them from time to time. You may make additional premium payments at any time. The minimum premium payment during a grace period is the amount needed to prevent policy lapse. At all other times the minimum acceptable payment is $25. The policy contains a total premium limit as shown on the schedule page. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each subaccount or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

PAYMENT BY CHECK
We may wait to credit your policy if you pay by check until your check has cleared your bank.

AUTOMATED PAYMENTS
You may elect to have us deduct periodic premium payments directly from your bank account. The minimum we will withdraw under such a plan is $25 per month.

ALLOCATION OF PREMIUM
We will generally allocate the issue premium less applicable charges to the Account or to the Guaranteed Interest Account upon receipt of a completed application, in accordance with the allocation instructions in the application for a policy. However, policies issued in certain states and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the Phoenix-Goodwin Money Market Subaccount of the Account and, at the expiration of the right to cancel period, the policy value of the Phoenix-Goodwin Money Market Subaccount is allocated among the subaccounts of the Account or to the Guaranteed Interest Account in accordance with the applicant's allocation instructions in the application for insurance.

Premium payments received by us will be reduced by a 2.25% state premium tax and by 1.50% for federal tax charges. The issue premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.

Premium payments received during a grace period, after deduction of state and federal tax charges and any sales charge, will first be used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various subaccounts of the Account or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See "Transfer of Policy Value -- Nonsystematic Transfers."

POLICY REFUND

Should you elect to return your policy under your right to cancel we will treat your policy as if we had never issued it. For policies other than those issued with a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned policy:

1) the current policy value less any unpaid loans and loan interest; plus

2) any monthly deductions, partial surrender fees and other charges made under the policy.

For policies issued with the Temporary Money Market Amendment, the amount returned will equal any premiums paid less any unpaid loans and loan interest and less any partial surrender amounts paid.

We retain the right to decline to process an application within 7 days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund while you have your right to cancel.

GENERAL
-------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS

GENERAL
Payment of any amount upon complete or partial surrender, policy loan or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:

> for up to 6 months from the date of the request, for any transactions dependent upon the value of the Guaranteed Interest Account;
> whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted as determined by the SEC; or
> whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.

Transfers also may be postponed under these circumstances.

OPTIONAL INSURANCE BENEFITS

You may elect additional benefits under a policy, and you may cancel these benefits at anytime. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the policy if any of these benefits is chosen. The following benefits are currently available and additional riders may be available as described in the policy (if approved in your state).

> DISABILITY WAIVER OF SPECIFIED PREMIUM RIDER. We waive the specified premium if the insured becomes totally disabled and the disability continues for at least six months. Premiums will be waived to the policy anniversary nearest the insured's 65th birthday (provided that the disability continues). If premiums have been waived continuously during the entire 5 years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the Insured is totally disabled and that the disability occurred while the rider was in force.
> ACCIDENTAL DEATH BENEFIT RIDER. An additional death benefit will be paid before the policy anniversary nearest the insured's 75th birthday, if:

   o  the insured dies from bodily injury that results from an accident; and

   o  the insured dies no later than 90 days after injury.

> DEATH BENEFIT PROTECTION RIDER. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease, provided that certain minimum premiums are paid. Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the insured must be 20. Three death benefit guarantee periods are available. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The three available guarantee periods are:

   1 death benefit guaranteed until the later of the policy anniversary nearest the insured's 70th birthday or policy year 7;

   2 death benefit guaranteed until the later of the policy anniversary nearest the insured's 80th birthday or policy year 10;


   3 death benefit guaranteed until the later of the policy anniversary nearest the insured's 100th birthday.


   Death benefit guarantee periods 1 or 2 may be extended provided that the policy's cash surrender value is sufficient and you pay the new minimum required premium.

   For policies issued in New York, 2 guarantee periods are available:

   1 The policy anniversary nearest the Insured's 75th birthday or the 10th policy year; or

   2  The policy anniversary nearest the Insured's 100th birthday.

> PURCHASE PROTECTION PLAN RIDER. Under this rider you may, at predetermined future dates, purchase additional insurance protection without evidence of insurability.
> LIVING BENEFITS RIDER. Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit (up to a maximum of $250,000) is available. The minimum face amount of the policy after any such accelerated benefit payment is $10,000. There is no charge for this rider.
> CASH VALUE ACCUMULATION RIDER. This rider generally permits you to pay more in premium than otherwise would be permitted. This rider must be elected before the policy is issued. There is no charge for this rider.
> CHILD TERM RIDER. This rider provides annually renewable term coverage on children of the insured who are between 14 days old and age 18. The term insurance is renewable to age 25. Each child will be insured under a separate rider and the amount of insurance must be the same. Coverage may be converted to a new whole life or variable insurance policy at any time prior to the policy anniversary nearest insured child's 25th birthday.
> FAMILY TERM RIDER. This rider provides annually renewable term insurance coverage to age 70 on the insured or members of the insured's immediate family who are at least 18 years of age. The rider is fully convertible through age 70 for each insured to either a fixed benefit or variable policy.
> PHOENIX INDIVIDUAL EDGE TERM RIDER. This rider provides annually renewable term insurance coverage to age 100 on the life of the insured under the base policy. The face amount of the term insurance may be level or increasing. The initial rider death benefit cannot exceed 4 times the initial face amount of the policy.
> AGE 100+ RIDER. This rider maintains the full death benefit under the policy after the insured's age 100, as long as the cash surrender value is greater than zero. There is no charge for this rider.
> LIFEPLAN OPTIONS RIDER. At specified 5th, 10th and 15th year policy Anniversaries, subject to various limitations as set forth in the rider, The following policy options may be exercised or elected.

   1 An option to increase the total face amount of the policy by up to $1,000,000 without a medical exam requirement, while other traditional underwriting rules will still apply.

   2 An option to reduce the base policy face amount up to 50% without incurring a partial surrender charge.

   3 An option to exchange the policy for an annuity without incurring a surrender charge. This option is not available until the 10th policy anniversary.

   While there is no charge for this rider, if you select option 1, you will incur an increase in your cost of insurance due to the increase in face amount.

> WHOLE LIFE EXCHANGE OPTION RIDER. This rider permits you to exchange the policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. There is no charge for this option. This option is no longer available.

DEATH BENEFIT

GENERAL
The death benefit under Option 1 equals the policy's face amount on the date of the death of the insured or, if greater, the minimum death benefit on the date of death.

Under Option 2, the death benefit equals the policy's face amount on the date of the death of the insured, plus the policy value or, if greater, the minimum death benefit on that date.

Under either option, the minimum death benefit is the policy value on the date of death of the insured increased by a percentage determined from a table contained in the policy. This percentage will be based on the insured's attained age at the beginning of the policy year in which the death occurs. If no option is elected, Option 1 will apply.


Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.


REQUESTS FOR INCREASE IN FACE AMOUNT

Any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the insured's age 75. The charge for the increase is $1.50 per $1,000 of face amount increase requested subject to a maximum of $600. No additional monthly administration charge will be assessed for face amount increase. We will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not you pay an additional premium in connection with the increase. The surrender charge applicable to the policy also will increase. At the time of the increase, the cash value must be sufficient to pay the monthly deduction on that date, or additional premiums will be paid on or before the effective date. Also, a new right to cancel period (see "Summary -- Right to Cancel") will be established for the amount of the increase.

PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT: EFFECT ON DEATH BENEFIT


A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from the policy value based on the amount of the decrease or partial surrender. If the charge is a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the charge is a partial surrender, the death benefit under a policy would be reduced immediately. A decreased in the death benefit may have certain income tax consequences.


REQUESTS FOR DECREASE IN FACE AMOUNT

You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the policy before the decrease).

PAYMENT OF PROCEEDS
-------------------------------------------------------------------------------

SURRENDER AND DEATH BENEFIT PROCEEDS

Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within 7 days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated, e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit (up to maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.

While the insured is living, you may elect a payment option for payment of the death proceeds to the beneficiary. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS

All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

OPTION 1 -- LUMP SUM

Payment in one lump sum.

OPTION 2 -- LEFT TO EARN INTEREST

A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

OPTION 3 -- PAYMENT FOR A SPECIFIC PERIOD

Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4 -- LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN

Equal installments are paid until the later of:

>  the death of the payee; or
>  the end of the period certain.

The first payment will be on the date of settlement.

The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

>  10 years;
>  20 years; or
>  until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.


Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3% per year.


OPTION 5 -- LIFE ANNUITY

Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3% per year.

OPTION 6 -- PAYMENTS OF A SPECIFIED AMOUNT


Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in 1 sum on the date credited.


OPTION 7 -- JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR

PERIOD CERTAIN

The first payment will be on the date of settlement. Equal installments are paid until the latest of:

> the end of the 10-year period certain;
> the death of the insured; or
> the death of the other named annuitant.

The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3 3/8% per year.

For additional information concerning the above payment options, see the policy.

SURRENDERS

GENERAL

At any time during the lifetime of the insured and while the policy is in force, you may partially or fully surrender the policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at VPMO.

Upon partial or full surrender, we generally will pay to you the amount surrendered within 7 days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions -- Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Income Tax Considerations."

FULL SURRENDERS

If the policy is being fully surrendered, the policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Conditional Charges-Surrender Charge" and "Payment Options."

PARTIAL SURRENDERS

You may obtain a partial surrender of the policy by requesting payment of the policy's cash surrender value. It is possible to do this at any time during the lifetime of the insured, while the policy is in force, with a written request to VPMO. We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds -- Payment Options."

We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any subaccount or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that subaccount or the Guaranteed Interest Account.

Upon a partial surrender, the policy value will be reduced by the sum of the following:

> The partial surrender amount paid -- this amount comes from a reduction in the policy's share in the value of each subaccount or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each subaccount will be made in the same manner as that provided for monthly deductions.
> The partial surrender fee -- this fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each subaccount or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid.
> A partial surrender charge -- this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the subaccount or the Guaranteed Interest Account in the same manner as provided for the partial surrender amount paid.

The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. The face amount of the policy will be reduced by the same amount as the policy value is reduced as described above.

TRANSFER OF POLICY VALUE


TRANSFERS


Transfers among available subaccounts or the Guaranteed Interest Account and changes in premium payment allocations may be requested in writing or by calling VULA at 800/541-0171, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Written requests for transfers will be executed on the date we receive the request. Telephone transfers will be effective on the date the request is made except as noted below. Unless you elect in writing not to authorize telephone transfers or premium allocation changes, telephone transfer orders and premium allocation changes also will be accepted on your behalf from your registered representative. We will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to you. To the extent that we fail to follow procedures reasonably designed to prevent unauthorized transfers, we may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you bear the risk of loss resulting from instructions entered by an unauthorized third party that we reasonably believe to be genuine. The telephone transfer and allocation change privileges may be modified or terminated at any time. During times of extreme market volatility, these privileges may be difficult to exercise. In such cases, you should submit a written request.

Although currently there is no charge for transfers, in the future we may charge a fee of $10 for each transfer after the first 2 transfers in a policy year. Transfers under the Systematic Transfer Program do not count against these limitations.

We reserve the right to refuse to transfer amounts less than $500 unless:

> the entire balance in the subaccount or the Guaranteed Interest Account is being transferred; or
>  the transfer is part of the Systematic Transfer Program.

We also reserve the right to prohibit a transfer to any subaccount of the Account if the value of your investment in that subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a subaccount or the Guaranteed Interest Account be transferred if the value of your investment in that subaccount would be less than $500 immediately after the transfer.

You may make only 1 transfer per policy year from the nonloaned portion of the Guaranteed Interest Account unless:

1)  the transfer(s) are made as part of a Systematic Transfer Program, or

2)  we agree to make an exception to this rule.

The amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the nonloaned portion of the Guaranteed Interest Account at the time of the transfer.

A nonsystematic transfer from the nonloaned portion of the Guaranteed Interest Account will be processed on the day such request is received by VPMO.

Transfers into the Guaranteed Interest Account and among the subaccounts may be made anytime. We reserve the right to limit the number of subaccounts in which you may invest to a total of 18 at any one time or over the life of the policy. We may limit you to less than 18 if we are required to do so by any federal or state law.


Because excessive exchanges between subaccounts can hurt fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to follow a timing pattern, including those who request more than one exchange out of a subaccount within any 30-day period. We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple policy owners), unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party transfer service agreement. If we reject a transfer request for any of these reasons, we will notify you of our decision in writing.

If a policy has been issued with a Temporary Money Market Allocation Amendment, no transfers may be made until your right to cancel the policy expires.

SYSTEMATIC TRANSFER PROGRAMS

You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.

We base transfers under a Systematic Transfer Program on the subaccount values on the first day of the month following our receipt of your transfer request. Should the first day of the month fall on a holiday or weekend, we will process the transfer on the next business day. You may have only one program in effect at a time.

DOLLAR COST AVERAGING PROGRAM: Dollar Cost Averaging periodically transfers policy value from one of the subaccounts or from the Guaranteed Interest Account (a "source account") to one or several of the available subaccounts ("target subaccounts"). You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:

> $25 monthly
> $75 quarterly
> $150 semiannually
> $300 annually

You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers must be made in approximately equal amounts over a minimum of 18 months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.

You may start or discontinue this program at any time by submitting a written request to VPMO or by calling VULA (see page 1). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. The Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.

ASSET REBALANCING PROGRAM: Under this program, we transfer policy value among the subaccounts to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semi-annually or annually. We do not permit transfers to or from the Guaranteed Interest Account.

You may start or discontinue this program at any time by submitting a written request to VPMO or by calling VULA (see page 1). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. The Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect. We do not charge for this program.

LOANS


Generally, while the policy is in force, a loan may be taken against the policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.

The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy's share of the subaccounts or the nonloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each subaccount or the nonloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the Guaranteed Interest Account will increase at an effective annual rate of 2% (4% in New York and New Jersey only), compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the nonloaned portion of the Guaranteed Interest Account.

Debt may be repaid at any time during the lifetime of the insured while the policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the Guaranteed Interest Account. The nonloaned portion of the Guaranteed Interest Account will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the subaccounts as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

Payments received by us for the policy will be applied directly to reduce outstanding debt unless specified as a premium payment by you. Until the debt is fully repaid, additional debt repayments may be made at any time during the lifetime of the insured while the policy is in force.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.


Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas non-loaned policy value varies with the investment performance of the chosen subaccounts or at the rate we credit the non-loaned portion of the Guaranteed Interest Account. Loans can also reduce your policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit. The amount available for a full surrender is similarly reduced by the amount of any outstanding loans and loan interest.

The proceeds of policy loans may be subject to federal income tax. See "Federal Income Tax Considerations."

In the future, we may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

> In all states except New York and New Jersey, the rates in effect following the policy anniversary nearest the insured's 65th birthday will be 2 1/4%. The rates in effect before the insured reaches age 65 will be:

   o  Policy years 1-10 :                     4%

   o  Policy years 11-15:                     3%

   o  Policy years 16 and thereafter:     2 1/4%

> In New York and New Jersey only, the rates in effect before the Insured reaches age 65 will be:

   o  Policy years 1-10:                      6%

   o  Policy years 11-15:                     5%

   o  Policy years 16 and thereafter:     4 1/4%

You will pay interest on the loan at the noted effective annual rates, compounded daily and payable in arrears.

At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your subaccounts and the nonloaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the subaccounts or nonloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the subaccounts or the nonloaned portion of the Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the subaccounts or the nonloaned portion of the Guaranteed Interest Account earn more than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value does not increase as rapidly as it would have had no loan been made. If the subaccounts or the Guaranteed Interest Account earn less than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the policy's death benefit due to any resulting differences in cash surrender value.

LAPSE

Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force to its maturity date.

If on any monthly calculation day during the first 8 policy years, the policy value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. If on any monthly calculation day during any subsequent policy year, the cash surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction.

During the grace period, the policy will continue in force but subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not until 30 days has passed after we have mailed a written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the subaccounts or to the Guaranteed Interest Account according to the current premium allocation schedule. In determining the amount of "excess" premium to be applied to the subaccounts or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.

FEDERAL INCOME TAX CONSIDERATIONS
-------------------------------------------------------------------------------

The following is a brief summary of our interpretation of federal tax treatment of amounts accumulated under and distributed from the policy. We give a more complete discussion in the Statement of Additional Information ("SAI") which is incorporated into this prospectus by reference. You can get a copy of the SAI free of charge: see the back cover of this prospectus. We make no attempt to address estate and inheritance taxes, or any state, local or other tax laws. For complete information on federal and state income tax considerations consult your income tax advisor.

We suggest you consult with your tax advisor in advance of making a decrease in death benefits, or a full or partial surrender of your policy.

MODIFIED ENDOWMENT CONTRACTS

GENERAL

You will be taxed on loans and payments from a modified endowment contract on the portion of the amount received that is considered income, or gain in contract value. This policy can be modified endowment contracts if it fails to meet what is known as "the 7-pay test." This test compares your policy to a hypothetical life insurance policy of identical face amount which requires 7 equal annual premiums to be "fully paid-up," continuing to provide a level death benefit without the need for any further premiums. A policy becomes a modified endowment contract if, at any time during the first 7 years, the total premiums paid into the policy exceed the total premiums that you would have paid into the hypothetical policy.

Amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions for taxpayers who are age 59 1/2 or older, disabled or taken as part of a periodic payment plan for the life expectancy of the beneficiary or beneficiaries.

FULL SURRENDER

You can be taxed on the amount of a full surrender that exceeds the amount of premiums you paid. You may be liable for an additional 10% "penalty tax" if the policy is a modified endowment contract.

PARTIAL SURRENDER

Partial surrenders from a modified endowment contract are fully taxable to the extent of income (gain) in the policy and may be subject to an additional 10% tax. If the policy is not a modified endowment contract, partial surrenders still may be taxable. The benefit payment under the Living Benefits Rider is not considered a partial surrender.

LOANS

We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax.

BUSINESS-OWNED POLICIES

If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT

Changing the policy owner or the insured or an exchange or assignment of the policy may have tax consequences depending on the circumstances.

FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


The financial statements of Phoenix Life Variable Universal Life Account (Flex Edge, Flex Edge Success(R), Joint Edge(R) and Individual Edge(R)) at December 31, 2002 and the results of their operations and the changes in their net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 are contained in the Statement of Additional Information (SAI), which you can get free of charge by calling the toll free number given on page 1. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Account or on Guaranteed Interest Account rates that we credit during a guarantee period.

APPENDIX A - INVESTMENT OPTIONS
-------------------------------------------------------------------------------

INVESTMENT TYPE


--------------------------------------------------------------------------------------------------------------------------------
                                                                                 Investment Type
                                                ----------------------------------------------------------------------------------
                                                         Domestic   Domestic   Domestic   Growth &          International   Money
               Series                             Bond    Blend      Growth      Value     Income    Index      Growth      Market
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                                                                                   *
Phoenix-AIM Mid-Cap Equity                                *
Phoenix-Alliance/Bernstein Enhanced Index                                                             *
Phoenix-Alliance/Bernstein Growth + Value                            *           *
Phoenix-Duff & Phelps Real Estate Securities                                                *
Phoenix-Engemann Capital Growth                                      *
Phoenix-Engemann Small & Mid-Cap Growth                              *
Phoenix-Goodwin Money Market                                                                                                  *
Phoenix-Goodwin Multi-Sector Fixed Income         *
Phoenix-Hollister Value Equity                                                   *
Phoenix-Janus Flexible Income                     *
Phoenix-Kayne Large-Cap Core                              *
Phoenix-Kayne Small-Cap Quality Value                                            *
Phoenix-Lazard International Equity Select                                                                       *
Phoenix-Lazard Small-Cap Value                                                   *
Phoenix-Lazard U.S. Multi-Cap                                                    *
Phoenix-Lord Abbett Bond-Debenture                *
Phoenix-Lord Abbett Large-Cap Value                                              *
Phoenix-Lord Abbett Mid-Cap Value                                                *
Phoenix-MFS Investors Growth Stock                                   *
Phoenix-MFS Investors Trust                                                                 *
Phoenix-MFS Value                                                                *
Phoenix-Northern Dow 30                                                                               *
Phoenix-Northern Nasdaq-100 Index(R)                                                                  *
Phoenix-Oakhurst Growth and Income                                                          *
Phoenix-Oakhurst Strategic Allocation                                                       *
Phoenix-Sanford Bernstein Global Value                                                                           *
Phoenix-Sanford Bernstein Mid-Cap Value                                          *
Phoenix-Sanford Bernstein Small-Cap Value                                        *
Phoenix-Seneca Mid-Cap Growth                                        *
Phoenix-Seneca Strategic Theme                                       *
Phoenix-State Street Research Small-Cap Growth                       *
AIM V.I. Capital Appreciation Fund                                   *
AIM V.I. Premier Equity Fund                              *
Alger American Leveraged AllCap Portfolio                            *
Federated Fund for U.S. Government Securities II  *
Federated High Income Bond Fund II                *
VIP Contrafund(R) Portfolio                                          *
VIP Growth Opportunities Portfolio                                   *
VIP Growth Portfolio                                                 *
Mutual Shares Securities Fund                                                               *
Templeton Foreign Securities Fund                                                                                *
Templeton Growth Securities Fund                                                                                 *
Templeton Global Asset Allocation Fund                                                                           *
Templeton Growth Securities Fund                                                                                 *
Scudder VIT EAFE(R) Equity Index Fund                                                                 *
Scudder VIT Equity 500 Index Fund                                                                     *
Technology Portfolio                                                 *
Wanger Foreign Forty                                                                                             *
Wanger International Small Cap                                                                                   *
Wanger Twenty                                                        *
Wanger U.S. Smaller Companies                                        *
----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISORS


----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Advisors
                                                ----------------------------------------------------------------------------------
                                                     Phoenix           Phoenix         Duff & Phelps                  Fred Alger
                                                   Investment         Variable          Investment     AIM Advisors,  Management,
                    Series                         Counsel, Inc.   Advisors, Inc.     Management Co.        Inc.          Inc.
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                        *
Phoenix-AIM Mid-Cap Equity                                                 *
Phoenix-Alliance/Bernstein Enhanced Index                                  *
Phoenix-Alliance/Bernstein Growth + Value                                  *
Phoenix-Duff & Phelps Real Estate Securities                                               *
Phoenix-Engemann Capital Growth                       *
Phoenix-Engemann Small & Mid-Cap Growth               *
Phoenix-Goodwin Money Market                          *
Phoenix-Goodwin Multi-Sector Fixed Income             *
Phoenix-Hollister Value Equity                        *
Phoenix-Janus Flexible Income                                              *
Phoenix-Kayne Large-Cap Core                          *
Phoenix-Kayne Small-Cap Quality Value                 *
Phoenix-Lazard International Equity Select                                 *
Phoenix-Lazard Small-Cap Value                                             *
Phoenix-Lazard U.S. Multi-Cap                                              *
Phoenix-Lord Abbett Bond-Debenture                                         *
Phoenix-Lord Abbett Large-Cap Value                                        *
Phoenix-Lord Abbett Mid-Cap Value                                          *
Phoenix-MFS Investors Growth Stock                                         *
Phoenix-MFS Investors Trust                                                *
Phoenix-MFS Value                                                          *
Phoenix-Northern Dow 30                                                    *
Phoenix-Northern Nasdaq-100 Index(R)                                       *
Phoenix-Oakhurst Growth and Income                    *
Phoenix-Oakhurst Strategic Allocation                 *
Phoenix-Sanford Bernstein Global Value                                     *
Phoenix-Sanford Bernstein Mid-Cap Value                                    *
Phoenix-Sanford Bernstein Small-Cap Value                                  *
Phoenix-Seneca Mid-Cap Growth                         *
Phoenix-Seneca Strategic Theme                        *
Phoenix-State Street Research Small-Cap Growth                             *
AIM V.I. Capital Appreciation Fund                                                           *
AIM V.I. Premier Equity Fund                                                                 *
Alger American Leveraged AllCap Portfolio                                                                   *
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II
VIP Contrafund(R) Portfolio
VIP Growth Opportunities Portfolio
VIP Growth Portfolio
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Asset Allocation Fund
Templeton Growth Securities Fund
Scudder VIT EAFE(R) Equity Index Fund
Scudder VIT Equity 500 Index Fund
Technology Portfolio
Wanger Foreign Forty
Wanger International Small Cap
Wanger Twenty
Wanger U.S. Smaller Companies

----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Advisors
                                                ----------------------------------------------------------------------------------
                                                                                     Fidelity                           Morgan
                                                   Deutsche          Federated       Management        Franklin          Stanley
                                                    Asset            Investment         and             Mutual        Investment
                                                  Management,        Management       Research         Advisers,       Management
                    Series                            Inc.            Company         Company             LLC             Inc.
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Enhanced Index
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Duff & Phelps Real Estate Securities
Phoenix-Engemann Capital Growth
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Goodwin Money Market
Phoenix-Goodwin Multi-Sector Fixed Income
Phoenix-Hollister Value Equity
Phoenix-Janus Flexible Income
Phoenix-Kayne Large-Cap Core
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Lazard International Equity Select
Phoenix-Lazard Small-Cap Value
Phoenix-Lazard U.S. Multi-Cap
Phoenix-Lord Abbett Bond-Debenture
Phoenix-Lord Abbett Large-Cap Value
Phoenix-Lord Abbett Mid-Cap Value
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Northern Dow 30
Phoenix-Northern Nasdaq-100 Index(R)
Phoenix-Oakhurst Growth and Income
Phoenix-Oakhurst Strategic Allocation
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
Phoenix-State Street Research Small-Cap Growth
AIM V.I. Capital Appreciation Fund
AIM V.I. Premier Equity Fund
Alger American Leveraged AllCap Portfolio
Federated Fund for U.S. Government Securities II                           *
Federated High Income Bond Fund II                                         *
VIP Contrafund(R) Portfolio                                                                *
VIP Growth Opportunities Portfolio                                                         *
VIP Growth Portfolio                                                                       *
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Asset Allocation Fund
Templeton Growth Securities Fund
Scudder VIT EAFE(R) Equity Index Fund                 *
Scudder VIT Equity 500 Index Fund                     *
Technology Portfolio                                                                       *                *
Wanger Foreign Forty
Wanger International Small Cap
Wanger Twenty
Wanger U.S. Smaller Companies

-----------------------------------------------------------------------------------------------------------------
                                                                           Advisors
                                                -----------------------------------------------------------------
                                                  Templeton        Templeton          Templeton        Wanger
                                                    Asset           Global            Investment       Asset
                                                 Management,        Advisors           Counsel,      Management,
                    Series                          Ltd.            Limited               Inc.          L.P.
-----------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Enhanced Index
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Duff & Phelps Real Estate Securities
Phoenix-Engemann Capital Growth
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Goodwin Money Market
Phoenix-Goodwin Multi-Sector Fixed Income
Phoenix-Hollister Value Equity
Phoenix-Janus Flexible Income
Phoenix-Kayne Large-Cap Core
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Lazard International Equity Select
Phoenix-Lazard Small-Cap Value
Phoenix-Lazard U.S. Multi-Cap
Phoenix-Lord Abbett Bond-Debenture
Phoenix-Lord Abbett Large-Cap Value
Phoenix-Lord Abbett Mid-Cap Value
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Northern Dow 30
Phoenix-Northern Nasdaq-100 Index(R)
Phoenix-Oakhurst Growth and Income
Phoenix-Oakhurst Strategic Allocation
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
Phoenix-State Street Research Small-Cap Growth
AIM V.I. Capital Appreciation Fund
AIM V.I. Premier Equity Fund
Alger American Leveraged AllCap Portfolio
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II
VIP Contrafund(R) Portfolio
VIP Growth Opportunities Portfolio
VIP Growth Portfolio
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund          *
Templeton Foreign Securities Fund                                                          *
Templeton Global Asset Allocation Fund                                                     *
Templeton Growth Securities Fund                                           *
Scudder VIT EAFE(R) Equity Index Fund
Scudder VIT Equity 500 Index Fund
Technology Portfolio
Wanger Foreign Forty                                                                                       *
Wanger International Small Cap                                                                             *
Wanger Twenty                                                                                              *
Wanger U.S. Smaller Companies                                                                              *
----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT SUBADVISORS


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Subadvisors
                                                ----------------------------------------------------------------------------------
                                                                                                         Kayne
                                                                                                        Anderson
                                                  Aberdeen       AIM         Alliance       Janus       Rudnick       Lazard
                                                    Fund       Capital       Capital       Capital     Investment      Asset
                                                  Managers,   Management,   Management,   Management   Management,   Management
                    Series                           Inc.        Inc.          L.P.           LLC          LLC           LLC
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                       *
Phoenix-AIM Mid-Cap Equity                                       *
Phoenix-Alliance/Bernstein Enhanced Index                                       *
Phoenix-Alliance/Bernstein Growth + Value                                       *
Phoenix-Engemann Capital Growth
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Janus Flexible Income                                                                 *
Phoenix-Kayne Large-Cap Core                                                                               *
Phoenix-Kayne Small-Cap Quality Value                                                                      *
Phoenix-Lazard International Equity Select                                                                               *
Phoenix-Lazard Small-Cap Value                                                                                           *
Phoenix-Lazard U.S. Multi-Cap                                                                                            *
Phoenix-Lord Abbett Bond-Debenture
Phoenix-Lord Abbett Large-Cap Value
Phoenix-Lord Abbett Mid-Cap Value
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Northern Dow 30
Phoenix-Northern Nasdaq-100 Index(R)
Phoenix-Sanford Bernstein Global Value                                          *
Phoenix-Sanford Bernstein Mid-Cap Value                                         *
Phoenix-Sanford Bernstein Small-Cap Value                                       *
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
Phoenix-State Street Research Small-Cap Growth

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Subadvisors
                                                ----------------------------------------------------------------------------------
                                                                              Northern       Roger        Seneca      State Street
                                                     Lord,         MFS         Trust        Engemann      Capital      Research &
                                                  Abbett & Co.  Investment  Investments,  & Associates,  Management,   Management
                    Series                            LLC       Management      Inc.           Inc.          LLC         Company
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Enhanced Index
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Engemann Capital Growth                                                               *
Phoenix-Engemann Small & Mid-Cap Growth                                                       *
Phoenix-Janus Flexible Income
Phoenix-Kayne Large-Cap Core
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Lazard International Equity Select
Phoenix-Lazard Small-Cap Value
Phoenix-Lazard U.S. Multi-Cap
Phoenix-Lord Abbett Bond-Debenture                   *
Phoenix-Lord Abbett Large-Cap Value                  *
Phoenix-Lord Abbett Mid-Cap Value                    *
Phoenix-MFS Investors Growth Stock                               *
Phoenix-MFS Investors Trust                                      *
Phoenix-MFS Value                                                *
Phoenix-Northern Dow 30                                                         *
Phoenix-Northern Nasdaq-100 Index(R)                                            *
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth                                                                              *
Phoenix-Seneca Strategic Theme                                                                             *
Phoenix-State Street Research Small-Cap Growth                                                                           *

Additional information about the Flex Edge Success and Joint Edge Policies and the Phoenix Life Variable Universal Life Account (the "Account") is contained in the Statement of Additional Information ("SAI") dated May 1, 2003, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus.

The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone (800) 541-0171.

Information about the Account, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Account are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, Washington, D.C. 20549-0102.

Phoenix Life Insurance Company

www.phoenixwm.com
V603(PIE)

Investment Company Act File No. 811-4721

[LOGO] PHOENIX WEALTH MANAGEMENT(R)

L0252PR (C)Phoenix Life Insurance Company   (C)Printed on recycled paper.   5-03